UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23247

(Investment Company Act File Number)

XAI Octagon Floating Rate & Alternative Income Trust

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin D. McCulloch, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: September 30, 2024

Item 1. Reports to Stockholders.

(a)

XAI Octagon Floating Rate & Alternative Income Trust

Annual Report

September 30, 2024

XA INVESTMENTS

TABLE OF CONTENTS

Shareholder Letter	3
Questions & Answers	5
Trust Portfolio Information	10
Schedule of Investments	12
Statement of Assets and Liabilities	25
Statement of Operations	26
Statements of Changes in Net Assets	27
Statement of Cash Flows	28
Financial Highlights	29
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	42
Certain Changes Occurring During the Prior Fiscal Year	43
Fees and Expenses	44
Market and Net Asset Value Information	45
Investment Objective and Policies	46
Risks	56
Use of Leverage	73
Dividend Reinvestment Plan	75
Net Asset Value	76
Management of the Trust	77
Additional Information	82

XAI Octagon Floating Rate & Alternative Income Trust

SHAREHOLDER LETTER

September 30, 2024 (Unaudited)

Dear Shareholder:

We thank you for your investment in the XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”). This report covers the fiscal year ended September 30, 2024 (the “Period”). During the Period, we observed decreasing inflation levels and the first interest rate cut by the U.S. Federal Reserve (the “Fed”) since March 2020, signaling that the Fed believes inflation is coming under control. The Consumer Price Index started the Period at 3.7% and ended the Period at 2.4%.1  Despite continued economic uncertainty surrounding the future path of interest rates and inflation, the U.S. economy remained resilient during the Period but has started to show signs of moderation, as evidenced by slight increases in unemployment and moderating GDP growth.

During the Period, the U.S. added approximately 2.4 million jobs, as measured by nonfarm payroll figures,2  while the September 2024 unemployment rate remains healthy at 4.1%, up slightly from 3.8% at the beginning of the period.3  Q2 2024 real GDP increased 3.0% quarter-over-quarter, with the advance estimate of Q3 2024 real GDP expected to slow slightly to 2.8% as of October 30, 2024.4  The Fed lowered interest rates once during the Period at their September meeting for a decrease of 0.50%. The outcome of the Fed’s monetary easing, its impact on the U.S. economy, and the future path of inflation and employment data, should drive subsequent monetary policy action and the level of base interest rates in the U.S. economy. Rate changes will be an important consideration with respect to the Trust, as it invests primarily in floating-rate securities including loans, collateralized loan obligation (“CLO”) debt tranches and CLO equity.

Amidst the backdrop of an elevated interest rate environment, the Morningstar LSTA U.S. Leveraged Loan Index (the “Morningstar LLI”) returned 9.59% during the Period.5  Loan performance over the Period was buoyed by higher reference rates, an encouraging economic outlook providing support for credit fundamentals, broadly positive corporate earnings results, and favorable market technical indicators. The trailing 12-month default rate for the Morningstar LLI decreased to 0.80% as of September 30, 2024, compared to 1.34% as of September 30, 2023.6

For the Period, the S&P 500 Index, the Bloomberg U.S. Corporate High Yield Index, and the Trust’s benchmark, the Morningstar LSTA U.S. Leveraged Loan 100 Index, generated total returns of 36.35%, 15.74%, and 9.47%, respectively.5

The Trust’s net asset value (“NAV”) decreased during the Period by 0.60% from $6.67 per common share to $6.63 per common share as of September 30, 2024, resulting in a total return (including the reinvestment of dividends) of 15.27%.

During the Period, the Trust declared monthly distributions totaling an aggregated $1.02 per common share. The monthly distribution of $0.085 per common share declared on September 1, 2024, represented an annualized distribution rate of 14.96% based on the Trust’s closing market price of $6.82 per common share on September 30, 2024.

The market price per common share of $6.82 on September 30, 2024, represented a 2.87% premium to the Trust’s NAV of $6.63 per common share. During the Period, the Trust’s common shares traded on average at a 3.76% premium to NAV. From the Trust’s IPO on September 27, 2017, through September 30, 2024, the Trust’s common shares have traded on average at a 3.38% premium to NAV.

We continue to seek operational scale by increasing the Trust's common assets. During the Period, the Trust issued an additional 14,671,183 common shares pursuant to an at-the-market (“ATM”) offering program, resulting in $102,639,781 of net proceeds to the Trust. It is important to note that all ATM share sales are executed at a premium to the Trust’s NAV, meaning they are accretive to the Trust’s shareholders. In addition, on February 1, 2024, the Trust sold 3,546,854 common shares in a registered direct placement, receiving proceeds of approximately $25,000,000. The offering, which was accretive to shareholders, was also executed at a price above the Trust’s NAV per common share. Finally, $20,000,000 of the Trust’s 6.00% Series 2029 Convertible Preferred Shares were converted to common shares in three separate conversions resulting in the issuance of an additional 2,876,677 common shares. $15,000,000 of the Trust’s 6.95% Series 2029 Convertible Preferred Shares also converted to common shares in two separate conversions totaling 2,172,264 in common shares issued. The share issuances were completed upon conversion of the Convertible Preferred Shares at an average conversion price above the Trust’s NAV per common share.

On October 26, 2023, the Trust announced that the Trust’s Board of Trustees unanimously approved two proposals (together, the “Proposals”): (i) an amendment to the Trust’s declaration of Trust to eliminate the Trust’s termination; and (ii) a new sub-advisory agreement among Octagon Credit Investors LLC (“Octagon”), the Trust and XA investments LLC. At a special shareholder meeting on December 19, 2023, which was adjourned to January 24, 2024, the Proposals were approved by the Trust’s shareholders.

XAI Octagon Floating Rate & Alternative Income Trust

SHAREHOLDER LETTER

September 30, 2024 (Continued) (Unaudited)

The term amendment eliminated the Trust's termination date of December 31, 2029, making it a perpetual closed-end fund. The change became effective on February 1, 2024, and the Trust was renamed to the XAI Octagon Floating Rate & Alternative Income Trust. The new sub-advisory agreement allowed Octagon to remain the Trust’s sub-adviser upon closing of Generali Group’s acquisition of Octagon’s parent company, Conning Holdings, which was completed on April 3, 2024. There were no changes to the Trust’s investment policies, strategies, or portfolio management in conjunction with approval of the Proposals.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at www.xainvestments.com/XFLT.

Sincerely,

Kimberly Flynn

President

XA Investments LLC

November 15, 2024

[1]	Source: U.S. Bureau of Labor Statistics, “12-month percentage change, Consumer Price Index, all items, not seasonally adjusted.”
[2]	Source: U.S. Bureau of Labor Statistics. “All Employees, Total Nonfarm.”
[3]	Source: U.S. Bureau of Labor Statistics, “Civilian unemployment rate.”
[4]	Source: Bureau of Economic Analysis U.S. Department of Commerce, “Gross Domestic Product, Third Quarter 2024 (Advance Estimate).”
[5]	Source: Bloomberg. See “Index Definitions” in Questions & Answers for additional information).
[6]	Source: Pitchbook LCD (September 30, 2024). Morningstar LLI default rate represents lagging 12-month (“LTM”) default rate by principal amount as of the respective period. The Morningstar LLI generally mirrors the universe of leveraged loans syndicated in the U.S.. Defaults for the Morningstar LLI do not represent the default experience of any particular investment manager or manager peer set. Defaults represent all loans including loans not included in the Refinitiv/LPC mark-to-market service. Default rate is calculated as the amount default over the last 12 months divided by the amount outstanding at the beginning of the 12-month period. Past defaults are not an indication of future default rates.

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS
 September 30, 2024 (Unaudited)

XA Investments LLC (“XAI”) serves as the investment adviser to the XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”). Octagon Credit Investors, LLC (“Octagon”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments.

Lauren B. Law, Senior Portfolio Manager at Octagon and a member of Octagon’s Investment Committee serves as lead portfolio manager of the Trust. Ms. Law is supported by a team of Octagon investment professionals in the day-to-day management of the Trust’s portfolio, including the following members of Octagon’s Investment Committee: Andrew D. Gordon (Octagon’s co-founder and Executive Chair), Gretchen M. Lam (Chief Executive Officer), Michael B. Nechamkin (Chief Investment Officer and Senior Portfolio Manager), Sean M. Gleason (Portfolio Manager), and Maegan Gallagher (Head of Trading and Capital Markets). On January 1, 2024, Ms. Law assumed the role of lead portfolio manager of the Trust from Ms. Lam, while Ms. Lam succeeded Mr. Gordon as Chief Executive Officer and Head Strategic Initiatives of Octagon.

What is the Trust’s investment objective and how is it pursued?

The Trust’s investment objective is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. The Trust invests primarily in below investment grade credit instruments that are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. The Trust may invest without limitation in credit instruments that are illiquid. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating-rate credit instruments and other structured credit investments. "Managed Assets" means the total assets of the Trust, including assets attributable to the Trust's use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

The Trust’s investments may include (i) structured credit investments, including collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments.

Leveraged loans are debt obligations (also commonly referred to as “senior loans” or “floating-rate loans”) issued by a bank to a corporation that generally holds legal claim to the borrower’s assets above all other debt obligations. Leveraged loans and CLO debt securities have historically used the one-month LIBOR as an interest rate benchmark, which was phased out on June 30, 2023, although one- three- and six-month U.S. dollar LIBOR continued to be published under a representative “synthetic” methodology until September 30, 2024 to assist in transitioning existing instruments tied to LIBOR to an alternative rate. “LIBOR” stands for London Interbank Offered Rate and was the benchmark rate that most of the world’s leading banks charged each other for short-term loans. On July 29, 2021, the Alternative Reference Rates Committee, a group of private market participants formed by the Federal Reserve Board and Federal Bank of New York, formally recommended CME Group’s forward-looking Term Standard Overnight Financing Rate (“SOFR”) as the replacement rate for LIBOR. New instruments are now being issued with an alternative rate – typically SOFR.

CLOs are a type of structured credit vehicle that typically invest in a diverse portfolio of broadly syndicated leveraged loans. CLOs finance this pool of loans with a capital structure that consists of debt and equity. CLO debt includes senior and mezzanine debt (collectively, “liabilities”) of a CLO structure with tranches rated from AAA down to BB or B. Interest earned from the underlying loan collateral pool of a CLO is used to pay the coupon interest on the CLO liabilities. CLO debt investors earn returns based on spreads above 3-month LIBOR or SOFR, as applicable. CLO equity represents a residual stake in the CLO structure and is the first loss position in the event of defaults and credit losses. CLO equity investors receive the excess spread between the CLO assets and liabilities and expenses. CLO equity is junior in priority of payment and is subject to certain payment restrictions generally set forth in an indenture governing the notes.

The Trust uses leverage to seek to enhance total return and income. Although leverage may create an opportunity for increased return and income for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the leverage strategy will be successful. If income and gains on securities purchased with leverage proceeds are greater than the cost of the leverage, common shareholders’ return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of leverage are less than the cost of leverage, common shareholders’ return will be less than if leverage had not been used.

Describe the market conditions for leveraged loans during the fiscal year ended September 30, 2024, and Octagon’s outlook.

US leveraged loans returned 9.59% during the 12 months ended September 30, 2024 (the “Period”), as measured by the Morningstar LSTA US Leveraged Loan Index (the “Morningstar LLI”).1  Loan performance over the Period was buoyed by higher reference rates, an encouraging economic outlook providing support for credit fundamentals, broadly positive corporate earnings results, and favorable market technicals. With an annual return of 13.32%, loans produced quarterly returns of 2.46%, 1.90%, and 2.04% in the first, second, and third quarters of 2024, respectively.1 Loans have gained 6.54% year-to-date as of September 30, 2024, trailing the first nine months of 2023 (+10.16%) but outperforming comparable periods in 2020, 2021 and 2022.2

Lower-rated loans outperformed their higher quality cohorts during the Period as investors generally maintained a healthy appetite for risk assets.1  The share of performing loans priced below 80 in the Morningstar LLI decreased to a multi-year low of 3.35% as of February 28, 2024 before modestly increasing to 4.47% as of May 31, 2024, then gradually declining to 3.43% as of September 30, 2024.1  Loan ratings downgrades have continued to outpace upgrades over the course of 2024 (albeit at a slower pace than observed in 2023), thereby contributing to increased performance dispersion among loan borrowers.3  The trailing 12-month (“LTM”) default rate for the Morningstar LLI decreased to 0.80% as of September 30, 2024, compared to 1.34% as of September 30, 2023 (calculated on a par amount basis).4  While conventional defaults (i.e., due to missed payments and bankruptcy filings) declined over the Period, the count of distressed exchanges increased. Distressed exchanges and other liability management transactions or “LMTs” (in which a company’s debts are restructured outside of a typical bankruptcy process), have become more prevalent among troubled companies and their lenders as a means to reduce debt while avoiding most costly bankruptcy proceedings. Inclusive of conventional/payment defaults and distressed exchanges, the trailing 12-month dual-track default rate for the Morningstar LLI (calculated on an issuer count basis) was 4.21% as of September 2024,5  which compares to 3.17% as of September 30, 2023.5

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS
 September 30, 2024 (Continued) (Unaudited)

In the wake of relatively subdued primary loan market activity in 2023, gross new loan issuance has surged in 2024, as robust demand, continued price appreciation, and a lack of true new issue loan supply drove record-setting loan repricing and refinancing volumes, particularly in the first half of this year.6  Year-to-date gross loan supply totals $958.8 billion as of September 30, 2024, with repricings and refinancings accounting for 72% of total supply, compared to 53% over the same period in 2023.6  Loan borrowers have taken advantage of accommodating market conditions to reduce interest expense or extend maturities (or both); year-to-date as of September 30, 2024, 61% of all outstanding loans in the Morningstar LLI have either been paid down, repriced, or extended.6 Drilling down, over $500 billion of institutional term loans have been repriced between January and September 2024 (including re-syndicated repricings), in turn lowering the borrowing spread by 0.53% (on average) which translates to $2.7 billion of annual interest savings for those loan issuers.6  Further, the amount of loans coming due between 2024-2026 decreased by 65% in the year-to-date period ending September 30, 2024.7  We believe the improvement in the near-term maturity wall bodes well for loan defaults and credit stress.

Following record-level repricing and refinancing volumes in the first and second quarters of 2024, the pace of opportunistic primary market activity decelerated in the third quarter, as better visibility on interest rates helped to boost M&A-backed loan issuance in September 2024. Net loan supply (funding buyouts, add-on acquisitions, other corporate M&A transactions, and recapitalizations) totaled $80.6 billion in the third quarter of 2024 (or 36% of total quarterly new loan issuance), an encouraging increase from an approximate $55 billion quarterly average in the first half of 2024, and $24.3 billion in the fourth quarter of 2023).6  Year-to-date net loan supply totals $192.1 billion as of September 30, 2024, in line with the 10-year average, and considerably higher than the 12-year low of $73 billion issued over the same period in 2023.6

Heavy CLO supply provided strong technical support for the loan market over the Period. New CLO issuance set a record pace in the first half of 2024 amid record-level loan refinancing activity and continued tightening in CLO liability spreads.6  Of the $141.9 billion of new CLOs priced year-to-date as of September 30, 2024, broadly syndicated loan (“BSL”) CLOs accounted for $114.7 billion.8  Following consecutive monthly inflows in 2024, retail loan funds reported net outflows in August and September 2024, reflecting shifting rate expectations. Year-to-date as of September 30, 2024, retail loan funds have recorded $9.8 billion of net inflows, compared to -$17.8 billion of outflows over the same period in 2023.9

Despite declining base rates, we believe loans offer attractive relative value with average yields north of 9% as of September 30, 2024.10  Lower base rates should ease interest burdens and generally benefit credit fundamentals for loan borrowers, further supported by improved liquidity profiles and steady operating performance over the Period. Further, we believe lower interest rates should bode well for M&A-backed loan issuance, in turn supporting continued CLO formation.

Describe the current market conditions for the CLO market and Octagon’s outlook.

In tandem with positive performance for loans, CLO debt tranches produced healthy returns over the Period that ranged from 7.69% for AAA rated tranches to 26.55% for B rated tranches, as measured by the J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”).10  CLO mezzanine tranches (rated BB and B, which comprise the majority of the Trust’s CLO debt holdings) returned 23.40% for the Period.10 Primary CLO liability spreads tightened over the Period, amid heavy new CLO supply, a wave of loan repricings, and increased demand from both institutional and retail CLO AAA investors.6  The weighted average cost of liabilities across the capital stack for broadly syndicated loan (“BSL”) CLOs priced in the third quarter of 2024 was SOFR + 1.76%, approximately 0.69% tighter than the average in the third quarter of 2023, reflective of spread compression over the Period ranging from 0.49% for primary CLO AAAs to 1.86% for CLO BBBs.6

With $141.9 billion of new deals priced year-to-date as of September 30, 2024, primary CLO issuance is running 80% ahead of last year’s pace.6  As primary CLO spreads compressed, managers sought to reprice liabilities on existing CLO AAA tranches, leading to a record volume of deal resets and refinancings in 2024.6  Year-to-date CLO reset volume totaled $142.8 billion as of September 30, 2024 (surpassing the calendar-year record set in 2021), in addition to $59.9 billion of refinancings over the same period.8  The momentum is expected to continue through year-end; several sell-side CLO strategists recently raised their projections for full-year 2024 CLO reset and refinancing volumes.11  Refinancings and resets of CLOs held by the Trust may be accretive to the Trust; not only do CLO refinancings and resets help to offset the impact of loan repricings and spread compression, CLO resets can also provide an opportunity to improve collateral portfolio quality (in some instances, before pricing a reset, a CLO manager will sell higher priced CCC loans in an effort to reduce portfolio risk, as capital injections from CLO equity holders provide cash to rebuild par loss). Furthermore, CLO resets extend the weighted average reinvestment period of the underlying CLO equity positions in the Trust’s portfolio.

Record gross CLO issuance in 2024 has been offset by CLO amortizations and liquidations. Year-to-date as of September 30, 2024, amortizations and liquidations of post-reinvestment period (“RP”) CLO liabilities total roughly $97 billion, reflecting the impact of elevated loan repayments and the sizeable share of post-RP CLOs.12  Year-to-date net BSL CLO supply totaled an estimated $14 billion as of September 30, 2024, while year-to-date CLO AAA net supply is running at a deficit (-$12 billion as of September 30, 2024) given the heavy volume of AAA principal payments and called CLOs.12

In addition to continued demand from traditional institutional CLO buyers (i.e., U.S. and Japanese banks, insurance companies, etc.), during the Period we observed rapidly increasing demand from CLO exchange-traded funds (ETFs), particularly for CLO AAA tranches. CLO ETFs represent the largest source of net CLO AAA demand this year and hold an outsized share of CLOs newly issued or reset in 2024.13  Despite shifting rate expectations, the size of the CLO ETF complex has grown to over $16 billion in AUM as of September 30, 2024.14  We expect demand for CLO AAAs to remain strong in the near-term, which may lead to further CLO spread compression.

Overall credit metrics for BSL CLO collateral portfolios were broadly stable during the Period; in our view, lower interest rates should ease loan borrowers’ interest expenses, in turn further mitigating tail risk in CLO portfolios. The median S&P CCC concentration in reinvesting BSL CLO portfolios gradually declined over the Period from 6.3% as of September 2023 to 5.4% as of September 2024, reflecting sales of CCC loans from CLO resets, regular trading activities in non-reset deals, higher deal call volume, and ratings migrations in and out of the CCC bucket (upgrades or downgrades to D or SD).15  Junior overcollateralization ratio test cushions for reinvesting BSL CLOs generally remain healthy at a median level of 4.7% as of September 30, 2024, in line with the September 2023 median.15

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS
 September 30, 2024 (Continued) (Unaudited)

After reaching a multi-year peak in April 2024, the median equity distribution for reinvesting CLOs decreased moderately quarter-over-quarter in July 2024 to 4.0% of notional value, and to 3.7% in October 2024, reflecting the impact of weighted average spread compression.15  In the near-term, quarterly CLO equity payments are projected to decline due to the impact of loan repricings and lower base rates, though a delayed rate cut could marginally boost January 2025 equity distributions.16  While continued loan repricing activity and declining rates may weigh on quarterly equity payments, improved credit fundamentals and tighter CLO liability costs should support optionality value for CLO equity.16  We hold a generally favorable view of CLO equity and CLO debt tranches, which currently offer incremental yield relative to similarly rated credit assets.16

How did the Trust perform for the period?

During the Period, the Trust’s total return based on market price was 13.80% and total return based on net asset value (“NAV”) was 15.27%. NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses. All Trust total returns cited whether based on NAV or market price assume the reinvestment of all distributions. As of September 30, 2024, the Trust’s market price of $6.82 represented a premium of 2.87% to its NAV of $6.63. The market value of the Trust’s common shares fluctuates from time to time and may be higher or lower than the Trust’s NAV. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

What were the distributions over the period?

During the Period, the Trust maintained its monthly distribution of $0.085 per share. The Trust’s distribution of $0.085 per share declared on September 1, 2024 represented an annualized distribution rate of 14.96% based on the Trust’s closing market price of $6.82 per common share on September 30, 2024. The Trust’s distribution rate is not constant, and the amount of distributions, when and if declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust.

The Trust intends to pay substantially all of its net investment income, if any, to common shareholders through monthly distributions and to distribute any net realized long-term capital gains to common shareholders at least annually. The Trust’s net investment income and capital gain can vary significantly over time; however, the Trust seeks to maintain stable common share monthly distributions over time. There is no assurance the Trust will pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital.

Please see Note 4 of the Notes to the Financial Statements for more information on distributions for the Period.

What influenced the Trust’s performance over the Period?

The Trust generated positive returns across its main portfolio segments during the Period. CLO equity represented the largest contributor to performance, with a net gain of $0.68 per share for the Period, followed by the Trust’s performing loan investments, which produced a net gain of $0.50 per share. During the Period, the Trust’s CLO equity positions collected quarterly distribution payments totaling $57,219,745 or $1.03 per share, which were offset by unrealized market value losses of $11,558,494 or -$0.21 per share. It bears noting that CLO equity pricing can be volatile. The Trust’s CLO debt portfolio segment and performing high yield bond portfolio segment posted net gains of $0.29 per share and $0.05 per share, respectively, for the Period.

Relevant indices for the markets in which the Trust invests include the Trust’s benchmark, the Morningstar LSTA US Leveraged Loan 100 Index, which returned 9.49% for the Period, the Bloomberg US Corporate High Yield Index, which returned 15.74% for the Period, and the JP Morgan BB/B CLO Debt Index, which returned 23.40% for the Period. There is no representative benchmark index for CLO equity in the marketplace.

Discuss the Trust’s issuance of additional common shares.

During the Period, the Trust issued 14,671,183 common shares pursuant to an at-the-market (“ATM”) offering program resulting in $102,639,781 of net proceeds to the Trust. The ATM program is a form of continuous offering of the Trust’s common shares. The goal of the Trust’s ATM program is to enhance secondary market liquidity for shareholders by increasing the size of the Trust over time and reducing operating expenses per share. In an ATM offering, newly issued shares are sold incrementally into the secondary trading market through a placement agent at prevailing market prices, but always at or above the Trust’s NAV per common share. The placement agent sells the common shares in the open market and the Trust receives cash proceeds from the transaction to be invested pursuant to the Trust’s investment objective.

The Trust issues common shares pursuant to the ATM program only if the common shares are trading at a sufficient premium such that the issuance price, less the placement fee, exceeds the Trust’s NAV per common share. For the Period, the Trust’s common shares traded at an average 3.76% premium to NAV and had an average daily trading volume of 391,149 common shares. ATM program daily issuance totals depend on the common shares’ average daily trading volume and market price’s relative premium or discount to NAV.

In addition to the ATM program, $20,000,000 of the Trust’s 6.00% Series 2029 Convertible Preferred Shares were converted to common shares in three separate conversions resulting in the issuance of an additional 2,876,677 common shares. $15,000,000 of the Trust’s 6.95% Series 2029 Convertible Preferred Shares also converted to common shares in two separate conversions totaling 2,172,264 in common shares issued. The share issuances were completed upon the conversion of the Convertible Preferred Shares at an average conversion price above NAV per common share.

Discuss the Trust’s use of leverage.

The Trust uses leverage as part of its investment strategy to finance the purchase of additional securities that may provide increased income and greater appreciation potential to common shareholders than could be achieved from a portfolio that is unlevered. Given the average cost of leverage during the Period of 6.95%, the leverage employed by the Trust is expected to be accretive to income generation. The Trust currently employs leverage through the combination of a bank borrowing facility and preferred shares outstanding. As of September 30, 2024, the amount of outstanding borrowings under the facility was $204,050,000, which represented approximately 27.29% of the Trust’s Managed Assets (including the proceeds from borrowing). As of September 30, 2024, the 6.95% Series 2029 Convertible Preferred Shares and 6.95% Series II 2029 Convertible Preferred Shares represented an aggregate liquidation preference of $45,000,000.

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS
 September 30, 2024 (Continued) (Unaudited)

The Trust also had 6.50% Series 2026 Preferred Shares outstanding with a total liquidation preference of $39,900,000. Total leverage was $288,950,000 as of September 30, 2024, representing 38.65% of the Trust’s Managed Assets.

The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper, (ii) the issuance of preferred shares and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage. The Trust may utilize leverage, to the maximum extent permitted under the Investment Company Act of 1940, as amended. Because a portion of the Trust’s assets may consist of illiquid investments, to the extent that the Trust must dispose of portfolio holdings to meet its regulatory asset coverage ratio, the Trust may be required to dispose of more liquid holdings at times or on terms that the Trust would otherwise consider undesirable, which may pose particular risks during adverse or volatile market conditions. While leverage may increase the income of the Trust in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Trust’s NAV to change to a greater degree than the market as a whole. This change in NAV can create volatility in Trust pricing.

Index Definitions

The Trust is actively managed and does not seek to track any index. Index returns are stated for illustrative purposes only, do not reflect the deduction of fees and expenses, and do not represent the performance of the Trust. Past performance is not a predictor of future market performance. It is not possible to invest directly in an index.

The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg EM country definition, are excluded.

The J.P. Morgan CLO Debt Index represents the J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is an index that tracks the market for U.S. dollar-denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre-versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). The sub-index referenced herein tracks BB-rated CLO debt.

The Morningstar LLI is a market-value weighted index designed to measure the performance of the U.S. leveraged loan market. The index universe comprises syndicated, senior secured, U.S.-dollar denominated leveraged loans covered by PitchBook Leveraged Commentary & Data (“PitchBook LCD”), a Morningstar Company. Loan facilities included in the Morningstar LLI must have a one year (at inception) minimum term, an initial minimum spread of LIBOR/SOFR +1.25%, and a minimum size of $50mm (initially funded). LSTA/Refinitiv Mark-to-Market Pricing is used to price each loan in the index. LSTA/Refinitiv Mark-to-Market Pricing is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. Please note, the performance information presented herein for the Morningstar LLI reflects restated returns for the period June 25, 2022 – February 27, 2023, pursuant to a recent notification issued by PitchBook LCD that a technical error had occurred in the calculation of accrued interest for certain securities dating back to June 25, 2022. Consequently, previous communications reflected overstated returns.

The Morningstar LSTA US Leveraged Loan 100 Index (the “Morningstar 100”) is designed to measure the performance of the 100 largest facilities in the U.S. leveraged loan market. Index constituents are market-value weighted, subject to a single loan facility weight cap of 2%. Loan facilities included in the Morningstar 100 must have a one year (at inception) minimum term, an initial minimum spread of LIBOR/SOFR + 1.25%, and a minimum size of $50mm (initially funded). LSTA/Refinitiv Mark-to-Market Pricing is used to price each loan in the index. LSTA/Refinitiv Mark-to-Market Pricing is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. Please note, the performance information presented herein for the Morningstar 100 reflects restated returns for the period June 25, 2022 – February 27, 2023, pursuant to a recent notification issued by PitchBook LCD that a technical error had occurred in the calculation of accrued interest for certain securities dating back to June 25, 2022. Consequently, previous communications reflected overstated returns.

Risks and Other Considerations

Investing involves risk, including the possible loss of principal and fluctuation in value.

The views expressed in these Questions & Answers reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views should not be construed as research, investment advice or a recommendation of any kind regarding the Trust or any issuer or security, do not constitute a solicitation to buy or sell any security, and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.

The views expressed in this report may also include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession, and interest rates. Neither XAI nor Octagon has any obligation to update or otherwise revise any forward-looking statements, including any revision to reflect changes in any circumstances arising after the date hereof relating to any assumptions or otherwise.

There can be no assurance that the Trust will achieve its investment objective or that any investment strategies or techniques discussed herein will be effective. The value of the Trust will fluctuate with the value of the underlying securities. Historically, exchange-listed closed-end funds often trade at a discount to their NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS
 September 30, 2024 (Continued) (Unaudited)

Risk Considerations

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Trust’s investment objective will be achieved. Exchange-listed closed-end fund shares may frequently trade at a discount or premium to their NAV. CLOs often involve risks that are different from or more acute than risks associated with other types of credit instruments and may be difficult to value or be illiquid. The value of CLOs may decrease if ratings agencies revise their ratings criteria and, as a result, lower the rating of a CLO in which the Trust has invested. Senior loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit quality debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Trust’s potential return and its risks; there is no guarantee a trust’s leverage strategy will be successful. The Trust’s shares are not guaranteed or endorsed by any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation.

Please see “Risks” for more information regarding the Trust’s risks and considerations.

Visit the Trust’s website (www.xainvestments.com/XFLT) for additional information regarding the Trust. The Trust regularly updates performance and certain other data and publishes material information as necessary from time to time on its website. Investors and others are advised to check the website for updated information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be, and should not be construed as, legal or tax advice and/or legal opinion. Always consult a financial, tax, and/or legal professional regarding your specific situation.

[1]	Sources: Pitchbook Leveraged Commentary & Data (Pitchbook LCD), Morningstar LSTA Leveraged Loan Index. Represents metrics for the Morningstar LSTA Leveraged Loan Index (“Morningstar LLI”) as of the stated date. In conjunction with LCD, the Leveraged Syndications & Trading Association (“LSTA”) developed the Morningstar LLI, a market-value weighted index designed to measure the performance of the U.S. leveraged loan market, the index universe comprises syndicated, senior secured, U.S.-dollar denominated leveraged loans covered by Morningstar PitchBook/LCD, a Morningstar Company. Loan facilities included in the LLI must have a one year (at inception) minimum term, an initial minimum spread of L/S+125 bps, and a minimum size of $50mm (initially funded). Refinitiv/LPC Mark-to-Market Pricing is used to price each loan in the index. Refinitiv/LPC Mark-to-Market Pricing is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. It is not possible to invest directly in this index. Past performance is not a predictor of future market performance.
[2]	Source: Pitchbook LCD, “September Wrap: Leveraged loans return 0.71% as the Fed initiates rate cuts” (October 1, 2024).
[3]	Source: Pitchbook LCD, “LLI Default Rate & Distressed Ratios” (retrieved from www.lcdcomps.com, October 3, 2024).
[4]	Source: Pitchbook LCD (September 30, 2024). Morningstar LLI default rate represents lagging 12-month (“LTM”) default rate by principal amount as of the respective period. The Morningstar LLI generally mirrors the universe of leveraged loans syndicated in the U.S. Defaults for the Morningstar LLI do not represent the default experience of any particular investment manager or manager peer set. Defaults represent all loans including loans not included in the Refinitiv/LPC mark-to-market service. Default rate is calculated as the amount default over the last 12 months divided by the amount outstanding at the beginning of the 12-month period. Past defaults are not an indication of future default rates.
[5]	Source: Pitchbook LCD (September 30, 2024). Morningstar LSTA Leveraged Loan Index legacy default & dual-track default rates represent LTM rates by issuer count as of the respective period. The Morningstar LLI generally mirrors the universe of leveraged loans syndicated in the U.S. Legacy default & dual-track defaults for the Morningstar LLI do not represent the experience of any particular investment manager or manager peer set. Rates represent all issuers including those with loans not included in the Refinitiv/LPC mark-to-market service. Legacy default and dual-track rates are calculated as the count of issuers meeting the legacy default or dual-track default criteria over the last 12 months divided by the total issuers not in default 12 months ago. Legacy default rates capture bankruptcies, downgrades to D by S&P, and missed interest payments without forbearance; dual-track default rates capture each of the aforementioned criteria as well as liability management transactions considered a distressed exchange or default by S&P Global Ratings.
[6]	Source: Pitchbook LCD, “US Credit Markets Quarterly Wrap, Third quarter 2024” (October 1, 2024).
[7]	Source: Pitchbook LCD, “LLI Maturity Breakdown” (retrieved from www.lcdcomps.com, October 2, 2024).
[8]	Source: Pitchbook LCD, “CLO Global Databank” (retrieved from www.lcdcomps.com, October 2, 2024).
[9]	Source: J.P. Morgan North America Credit Research, “High Yield Bond and Leveraged Loan Market Monitor” (October 1, 2024).
[10]	Source: J.P. Morgan Data Query, as of the stated date. Represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is a benchmark to track the market for US dollar denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre-versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). It is impossible to invest directly in the index. Past performance is not a predictor of future market performance.
[11]	Source: J.P. Morgan North America Credit Research, “Refi/Reset Wave turns into a Flood” (September 27, 2024).
[12]	Source: BofA Global Research, “CLO & Loan performance: Good Jobs number = Good CLO yield” (October 4, 2024).
[13]	Source: Nomura Global Markets Research, “CLO Special Topics - October Payment Projections and CLO ETF Update” (September 26, 2024).
[14]	Source: Pitchbook LCD, “Global CLO Roundup: New AAA tights set in both MM, BSL deals” (October 8, 2024).
[15]	Source: BofA Global Research, “US and EU CLOs: $1.3 trillion global market continues to deliver” (October 25, 2024).
[16]	Source: Nomura Global Markets Research, “CLO Special Topics: Loan Repricing and October Performance Update” (October 24, 2024).

XAI Octagon Floating Rate & Alternative Income Trust

TRUST PORTFOLIO INFORMATION
 September 30, 2024 (Unaudited)

Growth of a $10,000 Investment (as of September 30, 2024)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Trust since inception. Past performance does not guarantee future results. Performance reflects the partial waiver of the Trust’s advisory fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and/or reimbursements, performance would have been lower. This chart does not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares. The chart assumes that distributions from the Trust are reinvested.

Summary Performance (as of September 30, 2024)

	Cumulative			Average Annual
	1 Month	3 Month	6 Month	1 Year	3 Years	5 Years	Since Inception (September 27, 2017)
XAI Octagon Floating Rate & Alternative Income Trust - NAV	-0.23%	0.94%	2.91%	15 .27%	6.66%	8.84%	6.29%
XAI Octagon Floating Rate & Alternative Income Trust - Market Price	0.25%	0.44%	3.61%	13.80%	6.01%	7.61%	6.38%
Morningstar LSTA US Leveraged Loan 100 Index*	0.61%	1.89%	4.00%	9.49%	6.17%	5.36%	5.03%

*	The Morningstar LSTA US Leveraged Loan 100 Index was the first to track the investable senior loan market. This rules-based index consists of the 100 largest loan facilities in the benchmark S&P/LSTA Leveraged Loan Index (LLI).

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than performance data quoted.

XAI Octagon Floating Rate & Alternative Income Trust

TRUST PORTFOLIO INFORMATION
 September 30, 2024 (Continued) (Unaudited)

Top Ten Portfolio Holdings (as a % of Total Investments)*

Holding	Type
Neuberger Berman Loan Advisers CLO 47 Ltd.	Collateralized Loan Obligations Equity	1.34%
Apidos CLO XLVIII Ltd.	Collateralized Loan Obligations Equity	1.08%
OHA Credit Partners XII Ltd.	Collateralized Loan Obligations Equity	1.07%
Regatta XIX Funding Ltd.	Collateralized Loan Obligations Equity	1.07%
RR 25 Ltd.	Collateralized Loan Obligations Equity	0.95%
Elmwood CLO 14 Ltd.	Collateralized Loan Obligations Equity	0.93%
Generate CLO 12 Ltd.	Collateralized Loan Obligations Equity	0.86%
Generate CLO 14 Ltd.	Collateralized Loan Obligations Equity	0.83%
Clover CLO 2019-1 Ltd.	Collateralized Loan Obligations Equity	0.80%
Rockland Park CLO Ltd.	Collateralized Loan Obligations Equity	0.79%
Total		9.72%

*	Holdings may vary, are subject to change, and exclude Money Market Mutual Funds.

Asset Allocation*	% of Total Investments**
Senior Secured First Lien Loans	45.96%
Collateralized Loan Obligations Equity	35.73%
Collateralized Loan Obligations Debt	12.99%
Money Market Funds	3.12%
Corporate Bonds	1.64%
Secured Second Lien Loans	0.46%
Common Stocks	0.10%
Rights	0.00%

*	Holdings may vary and are subject to change.

**	Total may not add up to 100% due to rounding.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

September 30, 2024

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT - 21.91%(a)(b)
Anchorage Capital CLO 13 LLC	3M SOFR + 6.96%	04/15/2034	$1,500,000	$1,501,657
Anchorage Capital CLO 16 Ltd.	3M SOFR + 7.61%	01/19/2035	2,000,000	1,990,388
Anchorage Capital CLO 17 Ltd.	3M SOFR + 7.12%	07/15/2034	1,250,000	1,217,136
Anchorage Capital CLO 19 Ltd.	3M SOFR + 7.51%	10/15/2034	1,000,000	814,611
Anchorage Capital CLO 21 Ltd.	3M SOFR + 7.61%	10/20/2034	500,000	497,448
Apidos CLO XLV Ltd.	3M SOFR + 8.40%	04/26/2036	500,000	513,690
Apidos CLO XXVII	3M SOFR + 6.66%	07/17/2030	375,000	375,508
Ares LV CLO Ltd.	3M SOFR + 6.61%	07/15/2034	1,525,000	1,525,631
Ballyrock CLO 20 Ltd.	3M SOFR + 7.25%	07/15/2034	4,000,000	4,008,578
Battalion CLO XXI Ltd.	3M SOFR + 6.72%	07/15/2034	1,000,000	887,595
Benefit Street Partners CLO XVII Ltd.	3M SOFR + 6.61%	07/15/2032	1,100,000	1,097,940
Benefit Street Partners CLO XVII Ltd.	3M SOFR + 6.15%	10/15/2037	1,100,000	1,100,000
Benefit Street Partners CLO XXIII Ltd.	3M SOFR + 7.07%	04/25/2034	1,500,000	1,501,877
Benefit Street Partners CLO XXIV Ltd.	3M SOFR + 6.87%	10/20/2034	1,000,000	997,001
Benefit Street Partners CLO XXIX Ltd.	3M SOFR + 7.81%	01/25/2036	1,750,000	1,778,128
Benefit Street Partners CLO XXVIII Ltd.	3M SOFR + 7.59%	10/20/2035	2,000,000	2,012,315
Benefit Street Partners CLO XXXII Ltd.	3M SOFR + 7.35%	10/25/2036	2,400,000	2,455,780
CIFC Funding 2015-I Ltd.	3M SOFR + 6.26%	01/22/2031	500,000	496,469
CIFC Funding 2018-I Ltd.	3M SOFR + 5.26%	04/18/2031	1,750,000	1,758,770
CIFC Funding 2019-II Ltd.	3M SOFR + 6.85%	04/17/2034	1,500,000	1,501,046
CIFC Funding 2019-III Ltd.	3M SOFR + 7.06%	10/16/2034	2,750,000	2,760,743
CIFC Funding 2019-V Ltd.	3M SOFR + 7.04%	01/15/2035	1,000,000	1,000,936
CIFC Funding 2019-VI Ltd.	3M SOFR + 6.25%	07/16/2037	700,000	703,742
CIFC Funding 2022-I Ltd.	3M SOFR + 6.40%	04/17/2035	2,000,000	2,002,036
CIFC Funding 2022-III Ltd.	3M SOFR + 7.27%	04/21/2035	850,000	852,391
Clover CLO 2019-1 Ltd.	3M SOFR + 6.70%	04/18/2035	2,000,000	2,000,338
Clover CLO 2021-3 LLC	3M SOFR + 6.72%	01/25/2035	1,000,000	1,000,625
Elmwood CLO 25 Ltd.	3M SOFR + 5.25%	04/17/2037	2,000,000	2,005,587
Elmwood CLO VI Ltd.	3M SOFR + 5.90%	07/18/2037	1,750,000	1,752,186
Elmwood CLO VII Ltd.	3M SOFR + 7.50%	01/17/2034	2,000,000	1,933,560
Elmwood CLO XI Ltd.	3M SOFR + 6.26%	10/20/2034	750,000	753,051
Generate CLO Ltd.	3M SOFR + 6.15%	10/22/2037	1,630,000	1,625,948
HPS Loan Management 11-2017 Ltd.	3M SOFR + 8.11%	05/06/2030	1,000,000	536,457
Madison Park Funding LX Ltd.	3M SOFR + 8.95%	10/25/2035	1,250,000	1,260,206
Madison Park Funding LXIII Ltd.	3M SOFR + 8.57%	04/21/2035	1,250,000	1,285,183
Madison Park Funding XLVI Ltd.	3M SOFR + 6.51%	10/15/2034	550,000	550,545
Madison Park Funding XLVIII Ltd.	3M SOFR + 6.51%	04/19/2033	1,500,000	1,505,590
Madison Park Funding XVII Ltd.	3M SOFR + 7.74%	07/21/2030	1,000,000	900,262
Madison Park Funding XXVII Ltd.	3M SOFR + 5.26%	04/20/2030	1,500,000	1,499,076
Madison Park Funding XXXVII Ltd.	3M SOFR + 6.60%	04/15/2037	750,000	776,531
Magnetite XXIV Ltd.	3M SOFR + 6.40%	04/15/2035	500,000	501,458
Neuberger Berman Loan Advisers CLO 27 Ltd.	3M SOFR + 6.75%	07/15/2038	2,000,000	2,085,638
Neuberger Berman Loan Advisers CLO 32 Ltd.	3M SOFR + 6.36%	01/20/2032	1,500,000	1,504,906
Neuberger Berman Loan Advisers CLO 40 Ltd.	3M SOFR + 6.11%	04/16/2033	1,670,000	1,670,531
Neuberger Berman Loan Advisers CLO 47 Ltd.	3M SOFR + 6.25%	04/14/2035	1,000,000	1,003,032
Neuberger Berman Loan Advisers CLO 57 Ltd.	3M SOFR + 5.50%	10/24/2038	1,875,000	1,875,000
Oaktree CLO 2022-3 Ltd.	3M SOFR + 6.50%	10/15/2037	2,000,000	2,000,000
OHA Credit Funding 12 Ltd.	3M SOFR + 8.00%	07/20/2036	2,000,000	2,061,135
OHA Credit Funding 2 Ltd.	3M SOFR + 6.62%	04/21/2034	1,000,000	1,002,456
OHA Credit Funding 5 Ltd.	3M SOFR + 6.51%	04/18/2033	1,000,000	1,003,859
OHA Credit Funding 5 Ltd.	3M SOFR + 5.40%	10/18/2037	1,000,000	1,000,000
OHA Credit Funding 7 Ltd.	3M SOFR + 6.25%	02/24/2037	900,000	902,776
OHA Credit Funding 9 Ltd.	3M SOFR + 6.51%	07/19/2035	1,000,000	1,002,901
OHA Credit Funding 9 Ltd.	3M SOFR + 5.50%	10/19/2037	1,000,000	1,000,000
Rad CLO 10 Ltd.	3M SOFR + 6.11%	04/23/2034	2,000,000	1,968,033
Rad CLO 11 Ltd.	3M SOFR + 6.51%	04/15/2034	1,300,000	1,301,301
Rad CLO 12 Ltd.	3M SOFR + 6.61%	10/30/2034	2,000,000	1,999,347
Rad CLO 4 Ltd.	3M SOFR + 6.50%	04/25/2032	2,300,000	2,299,702
Regatta VII Funding Ltd.	3M SOFR + 6.66%	06/20/2034	1,000,000	995,080
Regatta XII Funding Ltd.	3M SOFR + 6.61%	10/15/2032	500,000	506,487
Regatta XII Funding Ltd.	3M SOFR + 6.90%	10/15/2037	500,000	500,000
Regatta XIV Funding Ltd.	3M SOFR + 6.21%	10/25/2031	750,000	744,049

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

September 30, 2024 (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT - 21.91%(a)(b) (Continued)
Regatta XIX Funding Ltd.	3M SOFR + 6.88%	04/20/2035	$750,000	$750,622
Regatta XVI Funding Ltd.	3M SOFR + 7.10%	01/15/2033	1,400,000	1,400,000
Regatta XVIII Funding Ltd.	3M SOFR + 6.21%	01/15/2034	2,375,000	2,381,214
Regatta XXII Funding Ltd.	3M SOFR + 7.19%	07/20/2035	1,350,000	1,352,763
Regatta XXIII Funding Ltd.	3M SOFR + 6.96%	01/20/2035	2,750,000	2,761,623
Regatta XXIV Funding Ltd.	3M SOFR + 7.06%	01/20/2035	250,000	250,478
RR 19 Ltd.	3M SOFR + 6.76%	10/15/2035	500,000	500,062
Shackleton 2019-XIV CLO Ltd.	3M SOFR + 7.58%	07/20/2034	1,000,000	1,006,762
Sound Point CLO II Ltd.	3M SOFR + 5.76%	01/26/2031	250,000	213,319
Sound Point CLO XVIII Ltd.	3M SOFR + 5.76%	01/21/2031	500,000	348,843
Symphony CLO XXI Ltd.	3M SOFR + 6.86%	07/15/2032	1,000,000	995,109
Symphony CLO XXIV Ltd.	3M SOFR + 7.26%	01/23/2032	1,000,000	1,011,256
THL Credit Wind River 2017-1 CLO Ltd.	3M SOFR + 7.32%	04/18/2036	1,500,000	1,404,814
Voya CLO 2020-2 Ltd.	3M SOFR + 6.66%	07/19/2034	1,125,000	1,125,445
Wind River 2021-3 CLO Ltd.	3M SOFR + 6.86%	07/20/2033	1,000,000	935,490
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $98,946,310)				100,102,052

	Estimated Yield	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY - 60.27%(a)(c)
AIMCO CLO 16 Ltd.	15.20%	07/17/2037	1,812,000	1,486,746
ALM 2020 Ltd.(d)	N/A	10/15/2029	5,000,000	578,900
Anchorage Capital CLO 13 LLC	13.27%	04/15/2034	7,000,000	3,390,100
Anchorage Capital CLO 15 Ltd.	20.48%	07/20/2034	1,783,000	1,033,605
Anchorage Capital CLO 16 Ltd.	8.48%	01/19/2035	2,500,000	1,046,250
Anchorage Capital CLO 18 Ltd.	9.30%	04/15/2034	850,000	395,590
Anchorage Capital CLO 19 Ltd.	7.23%	10/15/2034	7,000,000	2,837,100
Anchorage Capital CLO 1-R Ltd.(d)	N/A	04/13/2031	4,150,000	175,991
Anchorage Capital CLO 20 Ltd.	7.52%	01/20/2035	1,750,000	747,600
Anchorage Capital CLO 3-R Ltd.(d)	N/A	01/28/2031	1,400,000	159,138
Anchorage Capital CLO 7 Ltd.	24.99%	01/28/2031	1,750,000	527,800
Apidos CLO XLVIII Ltd.	14.81%	07/25/2037	9,000,000	8,353,800
Apidos CLO XXVII	4.73%	07/17/2030	1,300,000	249,639
ARES LI CLO Ltd.	12.21%	07/15/2034	2,646,041	1,271,688
ARES LI CLO Ltd.	12.54%	07/15/2034	1,699,959	817,000
Ares LIX CLO Ltd.	26.56%	04/25/2034	3,500,000	2,301,950
Ares LVIII CLO Ltd.	22.29%	01/15/2035	8,600,000	5,739,640
Ares XLI CLO Ltd.	12.10%	04/15/2034	2,343,500	827,490
ARES XLIV CLO Ltd.	20.28%	04/15/2034	6,288,428	1,731,204
Ballyrock CLO 19 Ltd.	19.93%	04/20/2035	4,200,000	2,597,700
Battalion CLO XV Ltd.	9.81%	01/17/2033	4,500,000	2,006,487
Battalion CLO XVI Ltd.	6.98%	12/19/2032	3,500,000	1,363,489
Benefit Street Partners CLO XXIII Ltd.	19.39%	04/25/2034	5,000,000	3,530,000
Benefit Street Partners CLO XXV Ltd.	20.68%	01/15/2035	5,250,000	3,772,650
Benefit Street Partners CLO XXVII Ltd.	14.28%	10/20/2037	2,250,000	2,782,575
Benefit Street Partners CLO XXXIV Ltd.	17.38%	07/25/2037	4,700,000	4,281,230
Carbone CLO Ltd.	9.78%	01/20/2031	7,850,000	1,960,326
CARLYLE US CLO 2019-4 Ltd.	17.20%	04/15/2035	8,740,000	6,025,356
CARLYLE US CLO 2021-4 Ltd.	17.99%	04/20/2034	1,000,000	641,000
CARLYLE US CLO 2021-5 Ltd.	12.45%	07/20/2034	4,000,000	2,206,400
CARLYLE US CLO 2023-2 Ltd.	11.81%	07/20/2036	4,534,341	4,269,535
CIFC Funding 2017-III Ltd.	14.05%	07/20/2030	1,400,000	545,440
CIFC Funding 2017-V Ltd.	13.88%	11/16/2030	4,500,000	2,118,150
CIFC Funding 2018-I Ltd.	7.87%	04/18/2031	3,250,000	1,102,908
CIFC Funding 2018-III Ltd.	11.91%	07/18/2031	3,000,000	898,582
CIFC Funding 2019-III Ltd.	17.34%	10/16/2034	750,000	548,097
CIFC Funding 2019-V Ltd.	19.06%	01/15/2035	1,000,000	740,700
CIFC Funding 2019-V Ltd.	17.84%	01/15/2035	2,500,000	1,851,750
CIFC Funding 2020-II Ltd.	23.01%	10/20/2034	1,000,000	716,788
CIFC Funding 2020-III Ltd.	18.08%	10/20/2034	150,000	110,220
CIFC Funding 2021-II Ltd.	16.17%	04/15/2034	4,750,000	3,297,450
CIFC Funding 2021-VII Ltd.	16.11%	01/23/2035	1,000,000	735,800

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

September 30, 2024 (Continued)

	Estimated Yield	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY - 60.27%(a)(c) (Continued)
CIFC Funding 2022-IV Ltd.	17.72%	07/16/2035	$2,500,000	$1,996,000
Clover CLO 2019-1 Ltd.	20.15%	04/18/2035	8,339,200	6,131,814
Clover CLO 2021-3 LLC	19.75%	01/25/2035	5,500,000	4,059,000
Dryden 43 Senior Loan Fund	8.79%	04/20/2034	3,000,000	1,077,900
Dryden 87 CLO Ltd.	8.99%	05/20/2034	2,000,000	1,018,400
Dryden 95 CLO Ltd.	10.63%	08/20/2034	1,750,000	863,450
Elmwood CLO 14 Ltd.	19.44%	04/20/2035	10,000,000	7,134,000
Elmwood CLO I Ltd.	18.93%	10/20/2033	6,000,000	4,270,200
Elmwood CLO II Ltd.	15.51%	04/20/2034	6,500,000	4,726,800
Elmwood CLO III Ltd.	22.87%	10/20/2034	5,250,000	4,158,000
Elmwood CLO VII Ltd.	15.36%	01/17/2034	8,350,000	5,300,580
Galaxy 33 CLO Ltd.	19.04%	04/20/2037	2,000,000	1,589,387
Generate CLO 12 Ltd.	15.96%	07/20/2036	8,000,000	6,660,000
Generate CLO 14 Ltd.	15.87%	04/22/2037	8,000,000	6,430,400
Generate CLO 3 Ltd.	17.76%	10/20/2029	7,008,000	3,323,194
Invesco CLO 2021-1 Ltd.	14.71%	04/15/2034	3,000,000	1,556,100
Invesco CLO Ltd.	11.75%	07/15/2034	5,000,000	2,291,000
Invesco CLO Ltd.(d)(e)	N/A	07/15/2034	500,000	73,621
Madison Park Funding XVIII Ltd.	12.39%	10/21/2030	4,000,000	1,221,800
Madison Park Funding XX Ltd.	12.19%	07/27/2030	1,740,000	362,646
Madison Park Funding XX Ltd.(e)	24.71%	10/27/2037	2,172,000	543,000
Madison Park Funding XXIX Ltd.	11.70%	10/18/2047	3,750,000	1,278,967
Madison Park Funding XXVIII Ltd.	11.56%	07/15/2030	5,000,000	1,858,205
Madison Park Funding XXXVII Ltd.	19.01%	04/15/2037	6,148,815	3,751,392
Neuberger Berman Loan Advisers CLO 47 Ltd.	18.59%	04/14/2035	15,000,000	10,353,000
Neuberger Berman Loan Advisers CLO 50 Ltd.	18.71%	07/23/2036	6,500,000	5,267,600
Neuberger Berman Loan Advisers CLO 54 Ltd.	17.04%	04/23/2038	3,465,000	3,280,662
Neuberger Berman Loan Advisers CLO 55 Ltd.	15.56%	04/22/2038	4,600,000	4,135,400
Niagara Park CLO Ltd.	14.73%	07/17/2032	2,648,000	1,391,960
NYACK Park CLO Ltd.	16.86%	10/20/2034	1,000,000	690,800
Oak Hill Credit Partners X-R Ltd.	17.59%	04/20/2034	9,091,692	4,103,990
OHA Credit Partners XI Ltd.	17.52%	04/20/2037	4,003,000	2,544,707
OHA Credit Partners XII Ltd.	15.33%	04/23/2037	13,537,295	8,286,178
OHA Credit Partners XIII Ltd.	21.62%	10/21/2034	1,600,000	1,254,240
Palmer Square CLO 2024-2 Ltd.	14.63%	07/20/2037	4,000,000	3,609,104
Point Au Roche Park CLO Ltd.	14.33%	07/20/2034	5,000,000	3,379,000
Rad CLO 12 Ltd.	24.15%	10/30/2034	4,500,000	2,579,400
Recette CLO Ltd.	6.76%	04/20/2034	10,400,000	2,243,280
Recette CLO Ltd.(d)(e)	N/A	04/20/2034	10,400,000	136,110
Regatta XIX Funding Ltd.	19.92%	04/20/2035	10,017,000	8,285,061
Regatta XVIII Funding Ltd.	14.61%	01/15/2034	7,175,322	4,466,638
Regatta XXIV Funding Ltd.	12.45%	01/20/2035	5,000,000	3,148,500
Regatta XXVII Funding Ltd.	17.30%	04/26/2037	6,000,000	5,420,400
Rockland Park CLO Ltd.(e)	154.48%	04/20/2034	9,750,000	102,048
Rockland Park CLO Ltd.(e)	160.81%	04/20/2034	9,750,000	27,716
Rockland Park CLO Ltd.	14.78%	04/20/2034	9,750,000	6,116,175
RR 19 Ltd.	16.72%	10/15/2035	7,500,000	5,544,750
RR 2 Ltd.	17.38%	10/15/2117	9,358,000	4,847,444
RR 25 Ltd.	16.14%	10/15/2037	9,780,000	7,350,648
Sixth Street CLO XVI Ltd.	15.45%	10/20/2032	8,000,000	4,292,000
Sixth Street CLO XVII Ltd.	11.95%	01/20/2034	1,100,000	671,990
Sixth Street CLO XXIV Ltd.	13.53%	04/23/2037	7,500,000	5,531,726
Sixth Street CLO XXV Ltd.	15.78%	07/24/2037	7,000,000	5,645,552
THL Credit Wind River 2018-2 CLO Ltd.	2.39%	07/15/2030	3,031,000	426,195
THL Credit Wind River 2018-3 CLO Ltd.	10.33%	01/20/2031	3,000,000	976,358
Thompson Park CLO Ltd.	22.71%	04/15/2034	4,000,000	3,025,600
Unity-Peace Park CLO Ltd.	17.93%	04/20/2035	4,000,000	2,822,400
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $316,459,627)				275,406,352

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

September 30, 2024 (Continued)

	Coupon	Maturity Date	Principal Amount	Value
CORPORATE BONDS - 2.77%(a)
Chemicals - 0.25%
Herens Holdco S.a.r.l., Senior Secured Bond	4.75%	05/15/2028	$444,000	$387,189
Illuminate Buyer LLC, Senior Unsecured Bond	9.00%	07/01/2028	750,000	757,125
				1,144,314
Diversified Consumer Services - 0.10%
Sabre GLBL, Inc., Senior Secured Bond	11.25%	12/15/2027	461,000	478,165
Diversified Telecommunication Services - 0.54%
Altice Financing S.A., Senior Secured Bond	5.75%	08/15/2029	1,197,000	960,353
Altice France S.A., Senior Secured Bond	5.50%	10/15/2029	667,000	467,912
Consolidated Communications, Inc., Senior Secured Bond	5.00%	10/01/2028	1,125,000	1,033,739
				2,462,004
Electronic Equipment, Instruments & Components - 0.03%
Coherent Corp., Senior Unsecured Bond	5.00%	12/15/2029	146,000	142,611
Health Care Equipment & Supplies - 0.16%
Medline Borrower, LP, Senior Secured Bond	3.88%	04/01/2029	727,000	686,870
Medline Borrower, LP, Senior Unsecured Bond	5.25%	10/01/2029	62,000	60,837
				747,707
Health Care Technology - 0.30%
AthenaHealth Group, Inc., Senior Unsecured Bond	6.50%	02/15/2030	1,411,000	1,354,923
Hotels, Restaurants & Leisure - 0.35%
Fertitta Entertainment LLC, Senior Unsecured Bond	6.75%	01/15/2030	328,000	305,450
Hilton Grand Vacations Borrower Escrow LLC, Senior Unsecured Bond	5.00%	06/01/2029	529,000	502,550
Scientific Games Holdings LP, Senior Unsecured Bond	6.63%	03/01/2030	205,000	202,386
SeaWorld Parks & Entertainment, Inc., Senior Unsecured Bond	5.25%	08/15/2029	600,000	583,746
				1,594,132
Industrial Conglomerates - 0.33%
APi Group DE, Inc., Senior Unsecured Bond	4.75%	10/15/2029	1,034,000	986,005
MajorDrive Holdings IV, LLC, Senior Unsecured Bond	6.38%	06/01/2029	545,000	530,013
				1,516,018
Insurance - 0.25%
Acrisure LLC, Senior Unsecured Bond	8.50%	06/15/2029	400,000	417,405
Alliant Holdings Intermediate, LLC, Senior Secured Bond	4.25%	10/15/2027	750,000	717,724
				1,135,129
Professional Services - 0.46%
Conduent Business Services LLC, Senior Secured Bond	6.00%	11/01/2029	2,176,000	2,097,403
TOTAL CORPORATE BONDS (Cost $13,231,241)				12,672,406

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SECURED SECOND LIEN LOANS - 0.78%(b)
Air Freight & Logistics - 0.07%
Lasership, Inc. (ASP LS Acquisition Corp.), Initial	3M SOFR + 7.50%	05/07/2029	745,852	299,833
Building Products - 0.10%
Icebox Holdco III, Inc., Initial	3M SOFR + 6.75%	12/21/2029	468,750	471,483
Commercial Services & Supplies - 0.18%
AVSC Holding Corp., Initial	1M SOFR + 7.25%	09/01/2025	805,556	798,507
Communications Equipment - 0.00%(f)
MLN US Holdco LLC, Term B-1	3M SOFR + 6.70%	10/18/2027	128,761	11,187
Construction & Engineering - 0.06%
DG Investment Intermediate Holdings 2, Inc., Initial	1M SOFR + 6.75%	03/30/2029	292,804	273,130
Diversified Consumer Services - 0.02%
TruGreen LP, Initial	3M SOFR + 8.50%	11/02/2028	125,392	105,329
Diversified Financial Services - 0.06%
Nexus Buyer LLC, Initial	1M SOFR + 6.25%	11/05/2029	245,536	244,308
Electronic Equipment, Instruments & Components - 0.01%
Infinite Bidco LLC., Initial	3M SOFR + 7.00%	03/02/2029	69,869	58,108
Insurance - 0.22%
Asurion, LLC, New B-4	1M SOFR + 5.25%	01/20/2029	1,104,603	1,018,653

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

September 30, 2024 (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SECURED SECOND LIEN LOANS - 0.78%(b) (Continued)
Software - 0.06%
DCert Buyer, Inc., First Amendment Refinancing	1M SOFR + 7.00%	02/19/2029	$156,627	$133,580
EagleView Technology Corp., TL	3M SOFR + 7.50%	08/14/2026	198,167	148,626
				282,206
TOTAL SECURED SECOND LIEN LOANS (Cost $4,324,606)				3,562,744

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 77.54%(b)
Aerospace & Defense - 2.01%
Amentum Holdings, Inc., Initial	1M SOFR + 2.25%	07/30/2031	3,568,223	3,554,843
Arcline FM Holdings, LLC, 2024-2 New	3M SOFR + 4.50%	06/23/2028	505,066	505,606
Chromalloy Corp., Initial	3M SOFR + 3.75%	03/27/2031	1,969,585	1,868,289
Dynasty Acquisition Co., Inc., 2024 Specified Refinancing Term B-1	1M SOFR + 3.50%	08/24/2028	561,283	561,401
Dynasty Acquisition Co., Inc., 2024 Specified Refinancing Term B-2	1M SOFR + 3.50%	08/24/2028	216,453	216,498
Peraton Corp., Term B	1M SOFR + 3.75%	02/01/2028	1,319,310	1,266,814
Spirit AeroSystems, Inc., Initial	3M SOFR + 4.50%	01/15/2027	112,363	113,150
Transdigm, Inc., Tranche J	3M SOFR + 2.50%	02/28/2031	1,082,856	1,078,308
				9,164,909
Air Freight & Logistics - 0.40%
Apple Bidco, LLC, Amendment No.1	1M SOFR + 3.50%	09/22/2028	526,079	526,994
Lasership, Inc. (ASP LS Acquisition Corp.), 2023 Incremental	3M SOFR + 7.00%	09/29/2027	496,250	347,375
Lasership, Inc. (ASP LS Acquisition Corp.), Initial	3M SOFR + 4.50%	05/07/2028	1,546,547	963,886
				1,838,255
Airlines - 0.30%
United Air Lines, Inc., Class B	3M SOFR + 2.75%	02/22/2031	1,390,974	1,391,406
Auto Components - 1.06%
Dealer Tire, LLC, Term B-4	1M SOFR + 3.50%	07/02/2031	2,016,973	2,019,494
First Brands Group LLC, 2022-II Incremental	3M SOFR + 5.00%	03/30/2027	1,358,985	1,342,677
LS Group OpCo Acquisition LLC, Term B	1M SOFR + 3.00%	04/23/2031	182,265	182,152
LTR Intermediate Holdings, Inc., Initial	1M SOFR + 4.50%	05/05/2028	360,773	348,146
Madison Safety and Flow, Initial	1M SOFR + 3.25%	09/19/2031	941,728	940,551
				4,833,020
Automobiles - 0.98%
RealTruck Intermediate Holdings, Inc., Initial	1M SOFR + 3.50%	01/31/2028	997,416	979,672
RVR Dealership Holdings, LLC, TL	3M SOFR + 3.75%	02/08/2028	987,068	875,322
Tenneco, Inc., Term A	3M SOFR + 4.75%	11/17/2028	497,468	469,640
Tenneco, Inc., Term B	3M SOFR + 5.00%	11/17/2028	1,076,970	1,021,387
Truck Hero, Inc., Incremental	1M SOFR + 5.00%	01/31/2028	172,439	171,199
Wand NewCo 3, Inc., Tranche B-1	1M SOFR + 3.25%	01/30/2031	968,290	966,644
				4,483,864
Beverages - 0.16%
Triton Water Holdings, Inc., 2024 Incremental	3M SOFR + 4.00%	03/31/2028	596,655	595,909
Triton Water Holdings, Inc., Initial	3M SOFR + 3.25%	03/31/2028	119,815	119,559
				715,468
Building Products - 4.14%
AI Aqua Merger Sub, Inc., Initial Term B	1M SOFR + 3.50%	07/31/2028	2,431,719	2,428,047
Arcosa, Inc., Initial	1M SOFR + 2.25%	08/12/2031	1,007,103	1,004,585
Chariot Buyer LLC, Amendment No. 2	1M SOFR + 3.50%	11/03/2028	1,042,179	1,039,198
Cornerstone Building Brands, Inc., Tranche B	1M SOFR + 3.25%	04/12/2028	1,362,875	1,332,783
Cornerstone Building Brands, Inc., Tranche C	1M SOFR + 4.50%	05/15/2031	299,437	295,601
Foundation Building Materials, Inc., Initial	3M SOFR + 3.25%	01/31/2028	218,821	212,867
Groundworks, LLC, Delayed Draw(g)	1M SOFR + 5.00%	03/14/2031	44,112	42,129
Groundworks, LLC, Initial	1M SOFR + 3.50%	03/14/2031	1,494,210	1,483,467
Gulfside Supply, Inc., TL	3M SOFR + 3.00%	06/17/2031	783,277	782,298
Hobbs & Associates, LLC, Closing Date	1M SOFR + 3.25%	07/23/2031	617,055	615,512
Icebox Holdco III, Inc., Initial	3M SOFR + 3.75%	12/22/2028	1,063,007	1,065,005
LHS Borrower, LLC, Initial	1M SOFR + 4.75%	02/16/2029	461,940	439,803

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

September 30, 2024 (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 77.54%(b) (Continued)
Building Products - 4.14% (continued)
Park River Holdings, Inc., Initial	3M SOFR + 3.25%	12/28/2027	$1,193,260	$1,172,498
Tamko Building Products, LLC, 2023 Specified Refinancing	1M SOFR + 3.25%	09/20/2030	888,150	889,260
VC GB Holdings I Corp., Initial	3M SOFR + 3.50%	07/21/2028	1,753,348	1,747,597
White Cap Buyer, LLC, Tranche C	1M SOFR + 3.25%	10/19/2029	3,430,165	3,403,582
Wilsonart International, Initial	3M SOFR + 4.25%	08/05/2031	989,160	977,616
				18,931,848
Capital Markets - 0.77%
Citadel Securities LP, 2024	1M SOFR + 2.25%	07/29/2030	2,263,606	2,261,546
Hudson River Trading LLC, TL	3M SOFR + 3.00%	03/20/2028	875,564	874,216
Jane Street Group, LLC, TL	1M SOFR + 2.50%	01/26/2028	377,507	377,076
				3,512,838
Chemicals - 3.72%
CP Iris Holdco I, Inc., Initial	1M SOFR + 3.50%	10/02/2028	429,391	425,767
Derby Buyer LLC, First Amendment TL	1M SOFR + 3.50%	11/01/2030	676,239	676,408
Discovery Purchaser Corp., Amendment No. 3	1M SOFR + 4.38%	10/04/2029	446,710	445,593
Discovery Purchaser Corp., Initial	3M SOFR + 4.38%	10/04/2029	1,230,386	1,223,889
Herens Holdco S.a.r.l., Facility B	3M SOFR + 3.92%	07/03/2028	1,397,823	1,304,588
Hexion Holdings Corp., Initial	3M SOFR + 4.50%	03/15/2029	2,078,841	2,061,025
Ineos Finance LLC, 2030 TL	1M SOFR + 3.25%	02/18/2030	875,288	874,194
Ineos Quattro Holdings UK Ltd., 2029 Tranche B TL	1M SOFR + 4.25%	04/02/2029	658,452	658,044
Ineos US Finance LLC, 2031 Dollar TL	1M SOFR + 3.75%	02/07/2031	1,088,364	1,088,636
Lummus Technology Holdings V LLC, 2024 Term B	1M SOFR + 3.50%	12/31/2029	2,010,569	2,014,168
New Arclin U.S. Holding Corp., TL	1M SOFR + 3.50%	09/30/2028	374,537	373,976
Nouryon USA LLC, 2024 B-1	3M SOFR + 3.50%	04/03/2028	274,231	274,232
Nouryon USA LLC, 2024 B-2	3M SOFR + 3.50%	04/03/2028	392,662	392,988
Olympus Water US Holding Corp., Term B-5	3M SOFR + 3.75%	06/20/2031	1,032,902	1,032,127
PMHC II, Inc., Initial	3M SOFR + 4.25%	04/23/2029	1,168,206	1,138,884
USALCO, LLC, Initial	1M SOFR + 4.00%	09/17/2031	1,267,811	1,270,980
Wesco Group LLC, Initial Term B	1M SOFR + 3.00%	09/11/2031	386,235	385,269
Windsor Holdings III, LLC, 2024 September Refinancing Term B	1M SOFR + 3.50%	08/01/2030	1,338,055	1,342,123
				16,982,891
Commercial Services & Supplies - 3.05%
Allied Universal Holdco LLC, Initial	1M SOFR + 3.75%	05/12/2028	1,651,048	1,634,191
Ankura Consulting Group LLC, 2024 Repricing Term Facility	6M SOFR + 4.25%	03/17/2028	794,043	795,536
Belfor USA Group, Inc., Initial Tranche B-1	1M SOFR + 3.75%	11/01/2030	1,291,994	1,296,038
First Advantage Holdings, LLC, 2024 TL	1M SOFR + 3.25%	09/19/2031	3,615,989	3,597,910
Garda World Security Corp., Tenth Additional	1M SOFR + 3.50%	02/01/2029	930,696	929,533
GBT US III LLC, Restatement Date	3M SOFR + 3.00%	07/25/2031	1,779,686	1,774,490
Genuine Financial Holdings, LLC, 2024 Incremental	1M SOFR + 4.00%	09/27/2030	1,654,265	1,641,858
The Action Environmental Group, Inc., Initial	3M SOFR + 4.00%	10/24/2030	1,066,268	1,066,267
Viad Corp., Initial	1M SOFR + 4.25%	07/30/2028	1,192,500	1,191,009
				13,926,832
Communications Equipment - 0.38%
Casa Systems, Inc., Superpriority(h)	6M SOFR + 6.50%	12/20/2027	517,015	847
Global Tel Link Corp., Initial	1M SOFR + 7.50%	08/06/2029	945,946	911,419
Gogo Intermediate Holdings LLC, Initial	1M SOFR + 3.75%	04/30/2028	892,457	838,535
				1,750,801
Construction & Engineering - 0.90%
Brand Industrial Services, Inc., Tranche C	3M SOFR + 4.50%	08/01/2030	1,898,139	1,842,979
DG Investment Intermediate Holdings 2, Inc., Closing Date Initial	1M SOFR + 3.75%	03/31/2028	157,559	156,871
TRC Companies LLC, Initial	1M SOFR + 3.75%	12/08/2028	2,109,471	2,105,526
				4,105,376
Construction Materials - 0.13%
Mativ Holdings, Inc., Term B	1M SOFR + 3.75%	04/20/2028	215,457	214,918
Smyrna Ready Mix Concrete, LLC, 2023	1M SOFR + 3.50%	04/02/2029	360,870	362,675
				577,593
Containers & Packaging - 1.72%
Anchor Packaging, LLC, Amendment No.4	1M SOFR + 3.75%	07/18/2029	538,858	539,872
Berlin Packaging LLC, Tranche B-7	3M SOFR + 3.75%	06/07/2031	254,488	254,215
Clydesdale Acquisition Holdings, Inc., Term B	1M SOFR + 3.18%	04/13/2029	2,258,467	2,245,662

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

September 30, 2024 (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 77.54%(b) (Continued)
Containers & Packaging - 1.72% (continued)
LABL, Inc., Initial	1M SOFR + 5.00%	10/29/2028	$945,152	$922,015
Pelican Products, Inc., Initial	3M SOFR + 4.25%	12/29/2028	477,756	437,319
Proampac PG Borrower LLC, 2024-1	3M SOFR + 4.00%	09/15/2028	918,763	919,452
RLG Holdings, LLC, Closing Date Initial	1M SOFR + 4.25%	07/07/2028	1,627,353	1,582,601
Sabert Corp., Term B	1M SOFR + 3.00%	12/10/2026	946,863	949,826
				7,850,962
Distributors - 0.81%
Aramsco Parent, Inc., Closing Date Initial	3M SOFR + 4.75%	10/10/2030	691,665	650,165
BCPE Empire Holdings, Inc., Amendment No. 5 Refinancing	1M SOFR + 4.00%	12/11/2028	3,047,760	3,047,394
				3,697,559
Diversified Consumer Services - 2.64%
Cast & Crew Payroll, LLC, Incremental Facility No. 2 Incremental	1M SOFR + 3.75%	12/29/2028	452,071	452,663
EP Purchaser, LLC, 2023 Incremental	3M SOFR + 4.50%	11/06/2028	315,226	315,226
EP Purchaser, LLC, Closing Date TL	3M SOFR + 3.50%	11/06/2028	505,980	506,795
KUEHG Corp., Initial	3M SOFR + 4.50%	06/12/2030	701,835	703,393
Learning Care Group No. 2, Inc., 2024 Refinancing	3M SOFR + 4.00%	08/11/2028	1,687,199	1,694,588
LifeMiles Ltd., Initial	3M SOFR + 5.25%	08/30/2026	61,074	61,036
LifeMiles Ltd. and LifeMiles US Finance LLC, Incremental TL	1M SOFR + 5.25%	08/30/2026	167,286	167,183
Sabre GLBL, Inc., 2021 Term B-1	1M SOFR + 3.50%	12/17/2027	177,473	165,197
Sabre GLBL, Inc., 2021 Term B-2	1M SOFR + 3.50%	12/17/2027	278,853	259,565
Sabre GLBL, Inc., 2022 Term B	1M SOFR + 4.25%	06/30/2028	62,206	58,188
Sabre GLBL, Inc., 2022 Term B-2	1M SOFR + 5.00%	06/30/2028	58,182	55,127
Seren BidCo AB, Facility B6	3M SOFR + 3.50%	11/16/2028	151,266	151,077
Spin Holdco, Inc., Initial	3M SOFR + 4.00%	03/04/2028	2,139,659	1,865,077
Staples, Inc., Closing Date	3M SOFR + 5.75%	09/04/2029	271,728	246,544
Stubhub Holdings, Inc., Extended Term B	1M SOFR + 4.75%	03/15/2030	1,277,730	1,273,999
The Knot Worldwide, Inc., Amendment No. 4	1M SOFR + 4.50%	01/31/2028	1,090,313	1,089,637
Tripadvisor, Inc., Initial Term B Loan	1M SOFR + 2.75%	07/08/2031	884,997	881,953
TruGreen LP, Second Refinancing	1M SOFR + 4.00%	11/02/2027	176,858	170,668
WestJet Loyalty LP, Initial	3M SOFR + 3.75%	02/14/2031	1,969,026	1,946,048
				12,063,964
Diversified Financial Services - 5.62%
Ascensus Holdings, Inc., Initial	1M SOFR + 3.50%	08/02/2028	1,483,506	1,480,731
BCPE Pequod Buyer, Inc., Initial	1M SOFR + 3.50%	09/19/2031	1,837,403	1,828,602
Blackhawk Network Holdings, Inc., Term B-1	1M SOFR + 5.00%	03/12/2029	2,310,756	2,319,213
Boost Newco Borrower, LLC, Term B-1	3M SOFR + 2.50%	01/31/2031	2,571,098	2,570,019
Citco Funding LLC, 2024 TL	6M SOFR + 2.75%	04/27/2028	780,061	783,962
CoreLogic, Inc., Initial	1M SOFR + 3.50%	06/02/2028	2,964,376	2,930,494
First Eagle Holdings, Inc., Refinancing TL	3M SOFR + 3.00%	03/05/2029	1,282,654	1,269,827
Focus Financial Partners, Initial	1M SOFR + 3.25%	09/11/2031	2,711,588	2,702,613
Galaxy US Opco, Inc., Initial	3M SOFR + 4.75%	04/29/2029	111,848	93,498
Grant Thornton Advisors LLC, Initial	1M SOFR + 3.25%	06/02/2031	3,483,683	3,487,585
GTCR Everest Borrower, LLC, Initial	1M SOFR + 3.00%	09/05/2031	656,373	648,372
Hightower Holdings, LLC, Amendment No. 7	3M SOFR + 3.50%	08/21/2028	1,339,459	1,338,629
Janney Montgomery Scott, Initial	1M SOFR + 3.25%	09/11/2031	1,141,077	1,135,371
Nexus Buyer, LLC, Amendment No. 7 Refinancing	1M SOFR + 4.00%	07/31/2031	3,134,939	3,106,034
				25,694,950
Diversified Telecommunication Services - 2.84%
Altice France S.A., Term B-14 Refinancing	3M SOFR + 5.50%	08/15/2028	1,711,712	1,278,786
Directv Financing, LLC, Closing Date	1M SOFR + 5.00%	08/02/2027	883,495	882,832
LCPR Loan Financing LLC, 2021 Additional	1M SOFR + 3.75%	10/16/2028	58,979	54,069
Syniverse Holdings, LLC, Initial	3M SOFR + 7.00%	05/13/2027	897,852	885,057
Viasat, Inc., Incremental	1M SOFR + 4.50%	05/30/2030	376,199	341,871
Viasat, Inc., Initial	1M SOFR + 4.50%	03/02/2029	903,457	825,226
Virgin Media Bristol LLC, Facility Y	6M SOFR + 3.25%	03/31/2031	1,109,170	1,058,026
WideOpenWest Finance LLC, Term B	3M SOFR + 3.00%	12/20/2028	1,480,964	1,244,010
Windstream Services II, LLC, Initial	1M SOFR + 6.25%	09/21/2027	1,407,564	1,405,213
Windstream Services, LLC, Incremental TL	1M SOFR + 4.75%	09/25/2031	1,917,501	1,917,501
Zacapa S.a.r.l., Initial	3M SOFR + 4.00%	03/22/2029	3,062,104	3,066,422
				12,959,013

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

September 30, 2024 (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 77.54%(b) (Continued)
Electric Utilities - 0.26%
Talen Energy Supply, LLC, Initial Term B	3M SOFR + 3.50%	05/17/2030	$773,898	$775,352
Talen Energy Supply, LLC, Initial Term C	3M SOFR + 3.50%	05/17/2030	419,880	420,670
				1,196,022
Electronic Equipment, Instruments & Components - 0.30%
Coherent Corp, Term B-1	1M SOFR + 2.50%	07/02/2029	614,200	613,622
Mavenir Systems, Inc., Initial	3M SOFR + 4.75%	08/18/2028	477,739	311,524
Natel Engineering Co., Inc., Initial	1M SOFR + 6.25%	04/30/2026	495,418	428,537
				1,353,683
Energy Equipment & Services - 0.17%
Waterbridge Midstream Operating LLC, 2024 Initial	3M SOFR + 4.75%	06/27/2029	783,852	756,135
Food & Staples Retailing - 0.34%
Apro, LLC, 2024 Initial	1M SOFR + 3.75%	07/09/2031	713,267	715,050
Upbound Group, Inc., Initial	3M SOFR + 2.75%	02/17/2028	831,081	828,056
				1,543,106
Food Products - 0.49%
Froneri US, Inc., Facility B4	1M SOFR + 2.00%	09/17/2031	1,892,590	1,884,433
Pacific Bells, LLC, Initial	3M SOFR + 4.50%	11/10/2028	356,889	356,889
				2,241,322
Gas Utilities - 0.30%
Prairie Acquiror LP, Initial Term B-2	1M SOFR + 4.75%	08/01/2029	1,393,048	1,389,565
Health Care Equipment & Supplies - 1.34%
Auris Luxembourg III S.a.r.l., Facility B4	6M SOFR + 4.25%	02/28/2029	950,173	950,173
Bausch & Lomb Corp., First Incremental TL	1M SOFR + 4.00%	09/29/2028	1,378,929	1,376,350
Bausch & Lomb Corp., Initial	1M SOFR + 3.25%	05/10/2027	2,152,273	2,142,329
Curium BidCo S.a.r.l., 2024 Additional Term Facility	3M SOFR + 4.00%	07/31/2029	1,225,245	1,227,794
Zest Acquisition Corp., Term B-1	3M SOFR + 5.25%	02/08/2028	435,597	436,960
				6,133,606
Health Care Providers & Services - 4.94%
Accelerated Health Systems, LLC, Initial Term B	3M SOFR + 4.25%	02/15/2029	194,855	148,926
AEA International Holdings, New TL	3M SOFR + 2.75%	09/07/2028	211,295	211,031
Azalea Topco, Inc., Initial	1M SOFR + 3.50%	04/30/2031	2,065,100	2,059,937
Cambrex Corp., Tranche B-2	1M SOFR + 3.50%	12/04/2026	247,194	245,515
Charlotte Buyer, Inc., First Refinancing	1M SOFR + 4.75%	02/11/2028	230,083	231,808
CHG Healthcare Services, Inc., 2024 TL	1M SOFR + 3.50%	09/29/2028	1,126,364	1,127,456
Cotiviti, Inc., Floating Rate TL	1M SOFR + 3.25%	05/01/2031	1,213,369	1,211,852
Covetrus, Inc., Initial	3M SOFR + 5.00%	10/13/2029	1,729,097	1,635,086
EyeCare Partners, LLC, Tranche B	3M SOFR + 4.61%	11/30/2028	858,515	609,546
Global Medical Response, Inc., 2024 Extended TL	1M SOFR + 4.75%	10/31/2028	1,631,601	1,619,869
Hunter US Bidco, Inc., Initial	3M SOFR + 4.25%	08/19/2028	474,011	470,456
Ingenovis Health, Inc., Initial	1M SOFR + 4.25%	03/06/2028	1,132,136	936,843
Lifepoint Health, Inc, Amended Term B	3M SOFR + 4.75%	11/16/2028	1,832,188	1,828,524
Lifepoint Health, Inc., 2024 Refinancing	1M SOFR + 3.75%	05/16/2031	1,792,686	1,789,100
Midwest Veterinary Partners, LLC, 2024	1M SOFR + 3.75%	04/27/2028	1,518,278	1,516,851
Organon & Co., 2024	1M SOFR + 2.50%	05/19/2031	549,913	547,851
Outcomes Group Holdings, Inc., Initial	1M SOFR + 4.25%	05/06/2031	699,938	703,585
Phoenix Guarantor, Inc., Tranche B-4	1M SOFR + 3.25%	02/21/2031	1,991,513	1,985,180
Phoenix Newco, Inc., Fifth Amendment	1M SOFR + 3.00%	11/15/2028	543,696	543,593
Sharp Midco LLC, Tranche C	3M SOFR + 3.75%	12/31/2028	670,832	669,994
Southern Veterinary Partners, LLC, 2024-2 New	1M SOFR + 3.75%	10/05/2027	944,249	944,645
Summit Behavioral Health, LLC, Tranche B-1	3M SOFR + 4.25%	11/24/2028	1,058,638	984,533
WCG Purchaser Holdings Corp., 2024 Refinancing	1M SOFR + 3.50%	01/08/2027	525,926	525,600
				22,547,781
Health Care Technology - 2.05%
AthenaHealth Group, Inc., Initial	1M SOFR + 3.25%	02/15/2029	3,344,196	3,319,817
Ensemble RCM, LLC, Term B	3M SOFR + 3.00%	08/01/2029	2,322,553	2,324,318
Gainwell Acquisition Corp., Term B	3M SOFR + 4.00%	10/01/2027	2,467,949	2,343,515
R1 RCM Holdco, Inc., Initial Term B	1M SOFR + 3.00%	06/21/2029	640,678	641,722
Waystar Technologies, Inc., Replacement TL	1M SOFR + 2.75%	10/22/2029	737,803	737,346
				9,366,718

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

September 30, 2024 (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 77.54%(b) (Continued)
Hotels, Restaurants & Leisure - 3.75%
19th Holdings Golf, LLC, Initial	1M SOFR + 3.25%	02/07/2029	$1,735,468	$1,700,758
Aimbridge Acquisition Co., Inc., Incremental	1M SOFR + 4.75%	02/02/2026	242,431	236,598
Alterra Mountain Co., Series B-5	1M SOFR + 3.50%	05/31/2030	394,469	395,290
Arcis Golf, LLC, Amendment No. 2	1M SOFR + 3.75%	11/24/2028	564,212	565,386
BCPE Grill Parent, Inc., Initial	3M SOFR + 4.75%	09/30/2030	1,032,666	990,285
Bulldog Purchaser, Inc., Initial	3M SOFR + 4.25%	06/30/2031	1,168,307	1,172,688
ClubCorp Holdings, Inc., Term B-2	3M SOFR + 5.00%	09/18/2026	887,376	887,855
Dave & Buster's, Inc., 2024 Incremental Term B	1M SOFR + 3.25%	09/27/2031	1,010,606	1,000,500
Dave & Buster's, Inc., 2024 Refinancing Term B	1M SOFR + 3.25%	06/29/2029	577,264	574,620
Entain PLC, Facility B3	6M SOFR + 2.75%	10/31/2029	739,952	739,641
Fertitta Entertainment, LLC, Initial B TL	1M SOFR + 3.75%	01/27/2029	209,686	209,002
Fitness International, LLC, Term B	3M SOFR + 5.25%	02/12/2029	982,259	978,575
Kingpin Intermediate Holdings LLC, Amendment No. 8	1M SOFR + 3.50%	02/08/2028	599,995	597,493
LC Ahab US Bidco LLC, Initial	1M SOFR + 3.50%	05/01/2031	629,057	631,026
MIC Glen LLC, Incremental	1M SOFR + 4.25%	07/21/2028	384,336	385,178
Motion Finco, LLC, Facility B3	3M SOFR + 3.50%	11/12/2029	2,548,258	2,449,513
Ontario Gaming GTA LP, Term B	3M SOFR + 4.25%	08/01/2030	1,052,771	1,051,013
Playa Hotels & Resorts B.V., TLB, 2022	1M SOFR + 2.75%	01/05/2029	1,204,524	1,195,658
Recess Holdings, Inc., Initial Amendment No. 3	3M SOFR + 4.50%	02/20/2030	225,585	226,206
Topgolf Callaway Brands Corp., Initial	1M SOFR + 3.00%	03/15/2030	419,001	412,457
Travel + Leisure Co., 2023 Incremental	1M SOFR + 3.25%	12/14/2029	752,978	754,108
				17,153,850
Household Durables - 0.91%
Fender Musical Instruments Corp., Initial	1M SOFR + 4.00%	12/01/2028	189,458	182,827
Hunter Douglas, Inc., Tranche B-1	3M SOFR + 3.50%	02/26/2029	2,483,579	2,458,744
Mattress Firm, Inc., TL	3M SOFR + 4.25%	09/25/2028	580,519	580,002
TGP Holdings III LLC, Closing Date	1M SOFR + 3.25%	06/29/2028	386,797	363,590
Weber-Stephen Products LLC, 2022 Incremental	1M SOFR + 4.25%	10/30/2027	133,948	125,967
Weber-Stephen Products LLC, Initial Term B	1M SOFR + 3.25%	10/30/2027	483,106	454,255
				4,165,385
Household Products - 0.26%
American Greetings Corp., Tranche C	1M SOFR + 5.75%	10/30/2029	1,166,932	1,173,502
Independent Power/Renewable Electricity Producers - 2.22%
Alpha Generation, LLC, Initial Term B	1M SOFR + 2.75%	09/19/2031	2,420,066	2,419,631
Carroll County Energy LLC, TL	3M SOFR + 4.00%	06/30/2031	626,646	626,332
Compass Power Generation, LLC, Tranche B-3	1M SOFR + 3.75%	04/14/2029	540,394	542,901
Hamilton Projects Acquiror, LLC, TL	1M SOFR + 3.75%	05/31/2031	762,153	766,726
Lightning Power LLC, Initial Term B	3M SOFR + 3.25%	08/18/2031	3,643,522	3,649,097
South Field Energy LLC, Term Loan B	1M SOFR + 3.75%	08/29/2031	916,432	919,483
South Field Energy LLC, Term Loan C	3M SOFR + 3.75%	08/29/2031	56,208	56,395
Thunder Generation Funding, LLC, Initial	1M SOFR + 3.00%	09/27/2031	1,172,500	1,171,034
				10,151,599
Industrial Conglomerates - 1.66%
CD&R Hydra Buyer, Inc., Initial	1M SOFR + 4.00%	03/25/2031	1,743,492	1,730,416
MajorDrive Holdings IV, LLC, 2022 Incremental	3M SOFR + 5.50%	06/01/2029	290,032	291,120
MajorDrive Holdings IV, LLC, Initial	3M SOFR + 4.00%	06/01/2028	247,717	248,130
SPX Flow, Inc., 2024 Refinancing	1M SOFR + 3.50%	04/05/2029	1,747,847	1,749,018
Star US Bidco LLC, Fifth Amendment Refinancing	1M SOFR + 3.75%	03/17/2027	1,132,372	1,137,332
TK Elevator Midco GmbH, Facility B2	6M SOFR + 3.50%	04/30/2030	2,405,795	2,409,812
				7,565,828
Insurance - 6.13%
Acrisure, LLC, 2024 Refinancing TL	1M SOFR + 3.25%	11/06/2030	2,465,059	2,438,880
Alliant Holdings Intermediate, LLC, Extended TLB-6	1M SOFR + 3.00%	09/19/2031	24,476	24,331
Ardonagh Group Finco Pty and Ardonagh Finco BV, Syndicated Facility B	3M SOFR + 3.75%	02/15/2031	2,383,881	2,385,383
AssuredPartners, Inc., 2024	1M SOFR + 3.50%	02/14/2031	2,656,650	2,653,515
Asurion, LLC, New B-12	1M SOFR + 4.25%	09/19/2030	980,683	962,295
Asurion, LLC, New B-9	1M SOFR + 3.25%	07/31/2027	1,244,672	1,226,177
Baldwin Risk Partners, LLC, Initial	1M SOFR + 3.25%	05/26/2031	1,865,770	1,865,770
BroadStreet Partners, Inc., Term B-4	1M SOFR + 3.25%	06/13/2031	2,384,489	2,374,068

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

September 30, 2024 (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 77.54%(b) (Continued)
Insurance - 6.13% (continued)
HIG Finance 2 Ltd., 2024 Dollar TL	1M SOFR + 3.50%	02/15/2031	$3,024,358	$3,024,691
Hub International Ltd., 2024-1 Incremental	3M SOFR + 3.00%	06/20/2030	321,961	321,446
Hyperion Refinance S.a.r.l., 2024-2 Refinancing	1M SOFR + 3.50%	04/18/2030	442,378	442,458
IMA Financial Group, Inc., Initial	1M SOFR + 3.25%	11/01/2028	1,304,674	1,302,234
OneDigital Borrower LLC, Initial	1M SOFR + 3.25%	07/02/2031	4,107,392	4,068,043
Sedgwick Claims Management Services, Inc., 2023 TL	3M SOFR + 3.00%	07/31/2031	2,256,966	2,251,888
Truist Insurance Holdings, LLC, Initial	3M SOFR + 3.25%	05/06/2031	2,662,112	2,655,457
				27,996,636
Internet and Catalog Retail - 0.12%
Shutterfly Finance, LLC, Exchanged Term B	3M SOFR + 4.00%	10/01/2027	625,026	532,166
IT Services - 1.01%
Ahead DB Holdings, LLC, Term B-3	3M SOFR + 3.50%	02/01/2031	960,680	961,228
Constant Contact, Inc., Initial	3M SOFR + 4.00%	02/10/2028	1,641,761	1,584,989
Escape Velocity Holdings, Inc, Initial	3M SOFR + 4.25%	10/08/2028	236,157	233,500
iSolved, Inc., Term B-1	1M SOFR + 3.50%	10/15/2030	518,363	519,503
Newfold Digital Holdings Group, Inc., Initial	1M SOFR + 3.50%	02/10/2028	654,923	576,450
Plano HoldCo, Inc., Closing Date	1M SOFR + 3.50%	08/30/2031	755,605	755,605
				4,631,275
Life Sciences Tools & Services - 0.21%
Catalent Pharma Solutions, Inc., Term B-4	1M SOFR + 3.00%	02/22/2028	975,922	975,922
Machinery - 1.35%
Element Materials Technology Group US Holdings, Inc., Initial Term B	3M SOFR + 4.25%	07/06/2029	1,117,991	1,118,695
Emrld Borrower LP, Incremental	3M SOFR + 2.50%	08/04/2031	1,714,134	1,709,540
Indicor, LLC, TL	3M SOFR + 3.25%	11/22/2029	1,425,700	1,427,739
Johnstone Supply, LLC, Initial	1M SOFR + 3.00%	06/09/2031	470,299	468,789
Pro Mach Group, Inc., Amendment No. 4	1M SOFR + 3.50%	08/31/2028	1,457,151	1,461,100
				6,185,863
Media - 1.67%
AppLovin Corp., Initial	1M SOFR + 2.50%	08/16/2030	1,435,862	1,434,068
Aragorn Parent Corp., 2023 Replacement	1M SOFR + 4.25%	12/15/2028	925,299	925,993
Castle US Holding Corp., Initial	3M SOFR + 3.75%	01/29/2027	823,467	544,221
Creative Artists Agency, LLC, 2024 Refinancing	1M SOFR + 2.75%	09/12/2031	874,842	873,748
Creative Artists Agency, LLC, Incremental Term B-2	1M SOFR + 3.00%	11/27/2028	1,902,416	1,900,381
Cumulus Media New Holdings, Inc., Initial	3M SOFR + 5.00%	05/02/2029	664,866	288,219
Delta 2 (Lux) S.a.r.l., Term Facility B	1M SOFR + 2.00%	09/11/2031	8,405	8,401
United Talent Agency, LLC, Term B	1M SOFR + 3.75%	07/07/2028	1,418,103	1,419,875
Univision Communications, Inc., 2024 Replacement	1M SOFR + 3.50%	01/31/2029	261,159	255,066
				7,649,972
Oil, Gas & Consumable Fuels - 1.83%
Bangl, LLC, Initial	3M SOFR + 4.50%	02/01/2029	1,035,598	1,035,598
BCP Renaissance Parent LLC, Initial Term B-5	3M SOFR + 3.25%	10/31/2028	1,161,594	1,161,176
Fleet U.S. Bidco, Inc., Facilty B2	6M SOFR + 2.75%	02/21/2031	759,123	757,225
New Fortress Energy, Inc., Initial	3M SOFR + 5.00%	10/30/2028	936,482	844,510
NGP XI Midstream Holdings LLC, Initial	3M SOFR + 4.00%	07/25/2031	730,283	729,371
Par Petroleum, LLC, Initial	3M SOFR + 3.75%	02/28/2030	1,143,997	1,144,237
Permian Production Partners, LLC, Initial	1M SOFR + 6.00%	11/24/2025	25,351	25,098
Rockpoint Gas Storage Partners, Initial	1M SOFR + 3.50%	09/12/2031	1,166,462	1,160,630
Rosen Group, Initial	3M SOFR + 3.50%	03/26/2031	1,516,013	1,517,438
				8,375,283
Personal Products - 0.36%
CNT Holdings I Corp., Initial Term B	3M SOFR + 3.50%	11/08/2027	919,068	920,474
KDC US Holdings, Inc., 2024 Refinancing	1M SOFR + 4.50%	08/15/2028	719,624	719,509
				1,639,983
Pharmaceuticals - 1.39%
Alvogen Pharma US, Inc., New Extended Loans	1M SOFR + 7.50%	06/30/2025	1,435,356	1,273,878
Amneal Pharmaceuticals LLC, Initial	1M SOFR + 5.50%	05/04/2028	2,992,317	3,023,497
Endo Pharmaceuticals Holdings Inc., Initial	3M SOFR + 4.50%	04/23/2031	2,000,000	1,997,080
Fortrea Holdings, Inc., Initial Term B	6M SOFR + 3.75%	07/01/2030	65,065	64,902
				6,359,357

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

September 30, 2024 (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 77.54%(b) (Continued)
Professional Services - 3.62%
AQ Carver Buyer, Inc., 2023 Refinancing	3M SOFR + 5.50%	08/02/2029	$1,238,411	$1,237,247
DS Admiral Bidco, LLC, Initial	1M SOFR + 4.25%	06/26/2031	2,187,776	2,100,265
Eisner Advisory Group, LLC, February 2024 Incremental	1M SOFR + 4.00%	02/28/2031	1,066,323	1,068,423
Equiniti Group PLC, Initial	6M SOFR + 4.50%	12/11/2028	327,421	329,058
Nielsen Consumer, Inc., Ninth Amendment Dollar Refinancing	1M SOFR + 4.75%	03/06/2028	1,897,418	1,887,931
Omnia Partners, LLC, Initial	3M SOFR + 3.25%	07/25/2030	2,608,350	2,613,463
OVG Business Services, LLC, Term B	1M SOFR + 3.00%	06/25/2031	1,537,417	1,527,808
Ryan, LLC, Initial	1M SOFR + 3.50%	11/14/2030	3,533,692	3,492,454
UST Global, Inc., Initial	1M SOFR + 3.50%	11/20/2028	554,935	556,555
Vaco Holdings, LLC, Initial	1M SOFR + 5.00%	01/21/2029	499,541	489,240
Wood Mackenzie, TL	3M SOFR + 3.50%	02/07/2031	1,248,731	1,249,979
				16,552,423
Real Estate Investment Trusts (REITs) - 0.10%
Starwood Property Mortgage, LLC, Initial	1M SOFR + 2.75%	11/18/2027	469,772	470,359
Real Estate Management & Development - 0.45%
BIFM CA Buyer, Inc., 2024	1M SOFR + 4.25%	05/31/2028	572,593	574,385
Cushman & Wakefield U.S. Borrower, LLC, 2024-1	1M SOFR + 3.75%	01/31/2030	398,133	397,802
Cushman & Wakefield U.S. Borrower, LLC, 2024-2 TL	1M SOFR + 3.00%	01/31/2030	30,309	30,272
Forest City Enterprises, L.P., Replacement	1M SOFR + 3.50%	12/08/2025	1,068,045	1,031,774
				2,034,233
Road & Rail - 0.36%
Clue Opco LLC, Term B Loans	3M SOFR + 4.50%	12/19/2030	1,667,616	1,653,575
Software - 6.06%
Apex Group Treasury LLC, 2024 Refinancing TL	6M SOFR + 4.00%	07/27/2028	109,852	109,989
Apex Group Treasury LLC, TL	6M SOFR + 3.75%	07/27/2028	1,507,505	1,507,505
Central Parent, Inc., 2024 Refinancing	3M SOFR + 3.25%	07/06/2029	878,282	868,331
CommerceHub, Inc., Initial	1M SOFR + 4.00%	12/29/2027	802,462	745,086
Conservice Midco, LLC, Ninth Amendment Refinancing	1M SOFR + 3.50%	05/13/2027	1,534,930	1,536,234
Delta Topco, Inc., Second Amendment Refinancing	6M SOFR + 3.50%	11/30/2029	1,120,865	1,118,063
EagleView Technology Corp., Initial	3M SOFR + 3.50%	08/14/2025	775,552	736,666
Epicor Software Corp., Term E	1M SOFR + 3.25%	05/30/2031	344,498	344,615
Fiserv Investment Solutions, Inc., Initial	3M SOFR + 4.00%	02/18/2027	428,551	408,598
Flash Charm, Inc., Incremental TL	3M SOFR + 3.50%	03/02/2028	1,588,614	1,555,857
Flexera Software LLC, Term B-2	1M SOFR + 3.50%	03/03/2028	748,419	748,292
Genesys Cloud Services, Inc., 2024 Incremental	1M SOFR + 3.75%	12/01/2027	387,704	387,754
Greeneden U.S. Holdings I, LLC, 2024 Incremental No. 2 TL	1M SOFR + 3.50%	12/01/2027	1,397,558	1,399,067
Icon Parent, Inc., Initial	1M SOFR + 3.00%	09/11/2031	1,659,677	1,646,532
Magenta Buyer LLC, First Out	3M SOFR + 6.75%	07/27/2028	497,945	470,558
Magenta Buyer LLC, Second Out	1M SOFR + 7.00%	07/27/2028	378,438	259,230
Magenta Buyer LLC, Super Priority	3M SOFR + 6.25%	07/27/2028	142,199	144,570
Magenta Buyer LLC, Third Out	3M SOFR + 6.25%	07/27/2028	119,507	34,956
McAfee Corp., Tranche B-1	1M SOFR + 3.25%	03/01/2029	2,908,325	2,894,685
Planview Parent, Inc., 2024-A Incremental TL	3M SOFR + 3.75%	12/17/2027	1,426,017	1,426,031
Plusgrade, Inc., 2024 Replacement Initial	3M SOFR + 4.00%	03/03/2031	662,436	662,436
Project Boost Purchaser, LLC, Initial	3M SOFR + 3.50%	07/16/2031	1,997,660	1,995,962
Quartz AcquireCo, LLC, Term B-1	3M SOFR + 2.75%	06/28/2030	1,984,962	1,981,250
Skillsoft Finance II, Inc., Initial	1M SOFR + 5.25%	07/14/2028	350,624	283,567
UKG, Inc., 2024 Refinancing	3M SOFR + 3.25%	02/10/2031	1,019,252	1,019,252
Upland Software, Inc., Initial	1M SOFR + 3.75%	08/06/2026	557,407	540,223
VS Buyer, LLC, 2024 Initial	1M SOFR + 3.25%	04/12/2031	1,229,826	1,229,310
WebMD Health Corp. and MH SUB I, LLC, 2023	1M SOFR + 4.25%	05/03/2028	1,636,296	1,624,809
				27,679,428
Specialty Retail - 0.47%
Franchise Group, Inc., Initial	6M SOFR + 4.75%	03/10/2026	618,499	393,984
Franchise Group, Inc., Third Amendment	6M SOFR + 4.75%	03/10/2026	342,026	218,555
Great Outdoors Group, LLC, Term B-2 Loans	1M SOFR + 3.75%	03/06/2028	786,026	785,208
Needle Holdings LLC, Exchange TL	1M SOFR + 9.50%	04/30/2028	570,330	456,264
Sweetwater Borrower, LLC, Initial	1M SOFR + 4.25%	08/07/2028	154,737	154,543
Torrid LLC, Closing Date	3M SOFR + 5.50%	06/14/2028	175,988	160,369
				2,168,923

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

September 30, 2024 (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 77.54%(b) (Continued)
Textiles, Apparel & Luxury Goods - 1.38%
ABG Intermediate Holdings 2 LLC, 2024 Refinancing	1M SOFR + 2.75%	12/21/2028	$3,349,845	$3,351,252
Champ Acquisition Corp., Initial	3M SOFR + 5.50%	12/19/2025	414,079	415,425
Elevate Textiles, Inc., First Out	3M SOFR + 8.50%	09/30/2027	242,616	240,040
Varsity Brands Holding Co, Inc., Initial	3M SOFR + 3.75%	08/26/2031	2,328,294	2,311,321
				6,318,038
Wireless Telecommunication Services - 0.41%
Victra Holdings LLC, Third Amendment Incremental	1M SOFR + 5.25%	03/31/2029	1,841,989	1,855,804
TOTAL SENIOR SECURED FIRST LIEN LOANS (Cost $357,985,380)				354,298,891

	Shares	Value
COMMON STOCKS - 0.17%(i)
Jo-Ann, Inc.	379,111	568,666
Carestream Health, Inc.	873	1,746
CEC Brands, LLC	10,454	148,969
Elevate Textiles, Inc.	20,088	31,388
Marine One Holdco, LLC	5,865	59
Permian Production Partners	18,995	190
TOTAL COMMON STOCKS
(Cost $122,585)		751,018

	Subscription Price	Expiration Date	Shares	Value
RIGHTS - 0.00%(f)
Casa Systems, Inc.(e)(i)	$0.01	N/A	59,949	–
TOTAL RIGHTS
(Cost $—)				–

	Shares	Value
MONEY MARKET FUNDS - 5.27%
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class, 4.78% (7-day yield)	24,086,464	24,086,464

TOTAL MONEY MARKET FUNDS
(Cost $24,086,464)		24,086,464

TOTAL INVESTMENTS - 168.71%
(Cost $815,156,213)		770,879,927

Liabilities in Excess of Other Assets - (6.42)%		(29,350,862)
Preferred Shares (Net of $4,213,965 Deferred Financing Costs) - (17.66)%		(80,686,034)
Leverage Facility (Net of $129,293 Deferred Leverage Costs) - (44.63)%		(203,920,707)
NET ASSETS - 100.00%		$456,922,324

All securities held as of September 30, 2024 are pledged as collateral for the Trust’s credit facility. See Note 6 of the Notes to Financial Statements.

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

September 30, 2024 (Continued)

(a)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of September 30, 2024, these securities had an aggregate value of $388,180,810 or 84.96% of net assets.
(b)

Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Leveraged loans and CLO debt securities typically have reference Rate Floors (“Rate Floors”) embedded in their loan agreements and organizational documents. Leveraged loans generally have Rate Floors of 0% or more, while CLO debt securities often set Rate Floors at 0%. Rate Floors serve to establish a minimum base rate to be paid by the borrower before the fixed spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

CLO subordinated notes, income notes, Y notes and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once per quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields shown are as of September 30, 2024.

(d)

When-issued or delivery-delayed security. All or a portion of this position has not settled as of September 30, 2024. The interest rate shown represents the stated spread over the applicable reference rate floor; the Trust will not accrue interest until the settlement date, at which point the reference rate floor will be established. The total value of securities purchased on a when-issued or delivery-delayed basis was $1,123,760 as of September 30, 2024.

(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(f)	Less than 0.005%.
(g)	This investment has an unfunded commitment as of September 30, 2024.
(h)	Security is in default.
(i)	Non-income producing security.

Investment Abbreviations:

LLC – Limited Liability Company

LP – Limited Partnership

SOFR – Secured Overnight Financing Rate

S.a.r.l. - Societe Anonyme a Responsabilite Limitee (French: Limited Liability Company)

S.A - Societe Anonme (French: Public Limited Company)

Reference Rates:

1M SOFR as of September 30, 2024 was 5.16%

3M SOFR as of September 30, 2024 was 5.31%

6M SOFR as of September 30, 2024 was 5.37%

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2024

ASSETS:
Investments, at value (Cost $815,156,213)	$770,879,927
Cash	7,895,595
Receivable for investment securities sold	16,654,884
Interest receivable	4,466,009
Prepaid offering costs, net (Note 5)	477,553
Prepaid expenses and other assets	87,224
Receivable for trust shares sold	14,014
Total Assets	800,475,206
LIABILITIES:
Leverage facility (Net of $129,293 deferred financing costs) (Note 6)	203,920,707
Preferred shares (Net of $4,213,965 deferred financing costs) (Note 6)	80,686,034
Payable for investment securities purchased	49,436,218
Distributions payable to common shareholders	5,844,124
Interest due on leverage facility (Note 6)	1,138,283
Accrued investment advisory fees payable (Note 3)	1,027,828
Interest payable on preferred shares (Note 6)	962,117
Accrued professional fees payable	219,991
Accrued investor support services fees payable (Note 3)	120,921
Accrued fund accounting and administration fees payable	100,958
Accrued custodian fees payable	22,642
Accrued printing fees payable	15,127
Accrued transfer agent fees payable	4,995
Other payables and accrued expenses	52,937
Total Liabilities	343,552,882
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$456,922,324

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Paid in capital	$503,590,828
Distributable earnings/(Accumulated loss)	(46,668,504)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$456,922,324

Common shares of beneficial interest outstanding, at $0.01 par value per share, and unlimited common shares authorized	68,869,903
Net Asset Value Applicable to Common Shareholders, per share	$6.63

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2024

INVESTMENT INCOME:
Interest and other income	$85,760,572
Total Investment Income	85,760,572
EXPENSES:
Interest expense and amortization of deferred leverage costs (Note 6)	12,186,483
Investment advisory fees (Note 3)	10,567,413
Distributions to preferred shares	4,588,197
Investor support services fees (Note 3)	1,243,225
Amortization of financing costs (Note 6)	766,698
Fund accounting and administration fees	743,843
Professional fees	497,342
Trustees' fees and expenses	303,961
Custodian fees	100,499
Printing expenses	73,637
Chief financial officer fees (Note 3)	60,000
Excise tax (Note 9)	42,290
Chief compliance officer fees (Note 3)	42,000
Transfer agent fees	26,902
Other expenses	350,844
Total Expenses	31,593,334
NET INVESTMENT INCOME	54,167,238

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(1,648,587)
Net change in unrealized appreciation/depreciation on:
Investment securities	(3,654,532)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(5,303,119)
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$48,864,119

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

Applicable to Common Shareholders

	Year Ended September 30, 2024	Year Ended September 30, 2023
OPERATIONS:
Net investment income	$54,167,238	$35,608,288
Net realized loss	(1,648,587)	(10,513,376)
Net change in unrealized appreciation/depreciation	(3,654,532)	21,531,679
Net increase in net assets applicable to common shareholders from operations	48,864,119	46,626,591

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(42,919,939)	(36,302,859)
Tax return of capital	(14,147,569)	–
Total distributions to common shareholders	(57,067,508)	(36,302,859)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of common shares (net of deferred leverage and offering costs of $1,799,077 and $16,311)	160,958,037	58,249,625
Net asset value of common shares issued to shareholders from reinvestment of dividends	5,887,268	2,906,219
Net increase in net assets applicable to common shareholders from capital share transactions	166,845,305	61,155,844
Net increase in net assets applicable to common shareholders	158,641,916	71,479,576

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of year	298,280,408	226,800,832
End of year	$456,922,324	$298,280,408

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2024

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets applicable to common shareholders from operations	$48,858,453
Adjustments to reconcile net increase in net assets applicable to common shareholders from operations to net cash used in operating activities:
Purchase of investment securities	(584,869,591)
Proceeds from sale of investment securities	329,100,506
Discounts accreted/premiums amortized	13,445,004
Net realized loss on investment securities	1,648,587
Net change in unrealized appreciation/depreciation on investment securities	3,654,532
Net purchases of short-term investment securities	(13,131,687)
Payment-in-kind interest	(202,424)
Amortization of deferred financing costs	895,717

(Increase)/Decrease in assets:
Receivable for investment securities sold	(510,517)
Interest receivable	(444,094)
Prepaid offering costs	(98,229)
Prepaid expenses and other assets	(23,741)

Increase/(Decrease) in liabilities:
Payable for investment securities purchased	18,595,703
Interest due on leverage facility	340,962
Interest payable on preferred shares	284,662
Accrued investment advisory fees payable	291,261
Accrued fund accounting and administration fees payable	40,935
Accrued professional fees payable	51,502
Accrued investor support services payable	38,799
Accrued printing fees payable	2,352
Accrued custodian fees payable	10,005
Accrued transfer agent fees payable	(3,987)
Accrued expenses and other payables	48,462
Net Cash Used in Operating Activities	(181,976,828)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	88,700,000
Payments on leverage facility	(35,000,000)
Proceeds from offering of preferred shares	55,800,000
Proceeds from shares sold - common shares	128,409,764
Distributions paid - common shareholders	(49,083,269)
Offering costs paid	(168,750)
Net Cash Provided by Financing Activities	188,657,745
Net increase in cash	6,680,917
Cash, beginning balance	1,214,678
Cash, ending balance	$7,895,595

SUPPLEMENTAL DISCLOSURE OF CASHFLOW INFORMATION
Cash paid for interest on leverage facility	$11,719,945
Reinvestment of distributions	5,887,268
Conversion of preferred shares to common shares (net of deferred leverage costs)	33,281,345
Cash paid for excise tax	42,290

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

FINANCIAL HIGHLIGHTS

For a Share Outstanding Common Stock Throughout the Years Presented

	For the Year Ended September 30, 2024			For the Year Ended September 30, 2023			For the Year Ended September 30, 2022			For the Year Ended September 30, 2021			For the Year Ended September 30, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Year		$6.67			$6.39			$8.19			$6.56			$8.22

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)		0.97			0.92			0.82			0.76			0.72
Net realized and unrealized gain/(loss) on investments		0.04			0.30			(1.91)			1.41			(1.58)
Total Income/(Loss) from Investment Operations		1.01			1.22			(1.09)			2.17			(0.86)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:(b)
Net investment income		(0.78)			(0.94)			(0.84)			(0.34)			(0.57)
Tax return of capital		(0.24)			–			(0.04)			(0.54)			(0.23)
Total Distributions to Common Shareholders		(1.02)			(0.94)			(0.88)			(0.88)			(0.80)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions(a)		(0.03)			0.00	(c)		0.17			0.34			0.00 (c)
Total Capital Share Transactions		(0.03)			0.00	(c)		0.17			0.34			0.00 (c)
Net Asset Value Per Common Share - End of Year		$6.63			$6.67			$6.39			$8.19			$6.56
Market Value Per Common Share - End of Year		$6.82			$6.95			$5.94			$8.58			$5.99

Total Investment Return per Common Share - Net Asset Value(d)		15.27%			20.48%			(12.63%)			39.14%			(9.54%)
Total Investment Return per Common Share - Market Price(d)		13.80%			35.05%			(22.47%)			59.63%			(24.14%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, attributable to common shares, end of period (000s)		$456,922			$298,280			$226,801			$218,564			$84,989
Ratio of expenses to average net assets		8.33%			8.49%			6.29%			5.28%			5.71%
Ratio of expenses excluding interest expense and distributions to preferred shares to average net assets(e)		3.91	%(f)(g)		4.15	%(h)		3.94	%(h)		3.94	%(i)		4.51%
Ratio of net investment income to average net assets		14.29%			14.30%			10.81%			9.82%			10.93%
Portfolio turnover rate		50%			29%			29%			34%			60%

6.50% SERIES 2026 PREFERRED SHARES
Liquidation value, end of period, including dividends payable on preferred shares (000s)		$39,900			$39,900			$39,900			$40,258			N/A
Total shares outstanding (000s)		1,596			1,596			1,596			1,596			N/A
Asset coverage per $1,000 of preferred shares(j)		638			146			139			162			N/A
Liquidation preference per share		$25			$25			$25			$25		$	N/A

6.00% SERIES 2029 CONVERTIBLE PREFERRED SHARES
Liquidation value, end of period, including dividends payable on preferred shares (000s)	$	N/A			$20,000			$10,000		$	N/A		$	N/A
Total shares outstanding (000s)		N/A			800			400			N/A			N/A
Asset coverage per $1,000 of preferred shares(j)		N/A			146			139			N/A			N/A
Liquidation preference per share	$	N/A			$25			$25		$	N/A		$	N/A

6.95% SERIES 2029 CONVERTIBLE PREFERRED SHARES
Liquidation value, end of period, including dividends payable on preferred shares (000s)		$15,000		$	N/A		$	N/A		$	N/A		$	N/A

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

FINANCIAL HIGHLIGHTS

For a Share Outstanding Common Stock Throughout the Years Presented

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Total shares outstanding (000s)	600		N/A		N/A		N/A		N/A
Asset coverage per $1,000 of preferred shares(j)	638		N/A		N/A		N/A		N/A
Liquidation preference per share	$25	$	N/A	$	N/A	$	N/A	$	N/A

6.95% SERIES II 2029 CONVERTIBLE PREFERRED SHARES
Liquidation value, end of period, including dividends payable on preferred shares (000s)	$30,000	$	N/A	$	N/A	$	N/A	$	N/A
Total shares outstanding (000s)	1,200		N/A		N/A		N/A		N/A
Asset coverage per $1,000 of preferred shares(j)	638		N/A		N/A		N/A		N/A
Liquidation preference per share	$25	$	N/A	$	N/A	$	N/A	$	N/A

LEVERAGE FACILITY
Aggregate principal amount, end of period of leverage facility payable (000s)	$204,050		$150,350		$113,150		$98,150		$35,650
Asset Coverage Per $1,000 of leverage facility(k)	3,239		2,984		3,445		3,227		3,384

(a)	Calculated using average common shares outstanding.
(b)	The per share amounts of distributions related to net investment income and tax return of capital are based on amounts determined under U.S. federal income tax regulations which differs from the per share amounts from investment operations which are based on amounts determined under U.S. GAAP.
(c)	Less than $0.005 or greater than $(0.005) per share.
(d)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(e)	Includes amortization of deferred leverage costs incurred obtaining leverage facility.
(f)	The Trust issued 6.95% Series 2029 Convertible Preferred Shares on February 14, 2024, February 28, 2024, and April 4, 2024.
(g)	The Trust issued 6.95% Series II 2029 Convertible Preferred Shares on June 13, 2024, July 31, 2024, and September 20, 2024.
(h)	The Trust issued 6.00% Series 2029 Convertible Preferred Shares on June 30, 2022, May 11, 2023 and August 4, 2023.
(i)	The Trust issued Series 2026 Term Preferred Shares on March 29, 2021 and September 8, 2021.
(j)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Trust's total assets, less all liabilities and indebtedness not represented by the Trust's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a liquidation preference of $25).
(k)	Calculated by subtracting the Trust's total liabilities (excluding the liquidation value of the Preferred Shares, including dividends payable on the Preferred Shares, and the principal amount of the Leverage Facility) from the Trust's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

NOTE 1 - ORGANIZATION

XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust commenced operations on September 27, 2017.

The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Use of Estimates – The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Trust ultimately realizes upon sale of the securities. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 30, 2024.

Expense Recognition – Expenses are recorded on the accrual basis of accounting.

Calculation of Net Asset Value – The calculation of net asset value ("NAV") per common share of the Trust is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets, less its liabilities, by the number of shares outstanding.

Cash – The Trust considers its investment in an FDIC insured interest bearing account to be cash. Cash is valued at cost. The Trust maintains cash balances, which at times may exceed federally insured limits. The Trust maintains these balances with a high quality financial institution.

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. Collateralized loan obligation (“CLO”) equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Trust as of September 30, 2024.

Effective yields for the Trust’s CLO equity positions are monitored and evaluated on a quarterly basis. The Trust also updates a CLO equity investment’s effective yield in each instance where there is a respective add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions from equity positions that are in the process of being redeemed or that have missed or are not currently making distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of cost basis until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Preferred Shares – Distributions to holders of the Trust’s 6.50% Series 2026 Term Preferred Shares, 6.00% Series 2029 Convertible Preferred Shares, 6.95% Series 2029 Convertible Preferred Shares and 6.95% Series II 2029 Convertible Preferred Shares (collectively, "Preferred Shares") are accrued on a daily basis as described in Note 6 and are treated as an expense as required by U.S. GAAP. For tax purposes, the payments made to the holders of the Trust's Preferred Shares are treated as dividends or distributions. The character of distributions to the holders of the Trust’s Preferred Shares made during the year may differ from their ultimate characterization for federal income tax purposes.

Fair Value Measurements – The Trust records investments at fair value. The Trust values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Trust values exchange-traded options and other exchange-traded derivative contracts at the midpoint of the best bid and asked prices at the close on those exchanges on which they are traded.

The Trust values equity securities at the last reported sale price on the principal exchange or in the principal off-exchange market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Trust at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Generally, trading in many foreign securities will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of net asset value unless it is determined that such events would materially affect the net asset value, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described herein. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

September 30, 2024 (Continued)

Short-term securities with remaining maturities of less than 60 days may be valued at amortized cost, to the extent that amortized cost is determined to approximate fair value.

The Trust values derivatives transactions in accordance with valuation guidelines adopted by the Board of Trustees of the Trust (the “Board of Trustees”). Accrued payments to the Trust under such transactions will be assets of the Trust and accrued payments by the Trust will be liabilities of the Trust.

The Trust may utilize bid quotations provided by independent pricing services or, if independent pricing services are unavailable, dealers to value certain of its securities and other instruments at their market value. The Trust may use independent pricing services to value certain securities held by the Trust at their market value. The Trust periodically verifies valuations provided by independent pricing services.

If independent pricing services or dealer quotations are not available for a given security, such security will be valued in accordance with valuation guidelines adopted by the Board of Trustees that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines.

The Board of Trustees has designated XA Investments LLC (“XAI” or the “Adviser”), as the “valuation designee” for the Trust pursuant to Rule 2a-5 under the Investment Company Act. The valuation designee is responsible for making fair value determinations pursuant to Valuation Policies and Procedures adopted by XAI and the Trust (the “Valuation Policy”). A committee of voting members comprised of senior personnel of XAI considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Trust in accordance with the Valuation Policy (the “Pricing Committee”). XAI as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Pricing Committee may consult with and receive input from third parties, such as the Sub-Adviser, and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Pricing Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Trust’s investments. Fair valuation involves subjective judgments. While the Trust’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Trust’s portfolio securities as of the time of pricing, the Trust cannot guarantee that any fair valuation will, in fact, approximate the amount the Trust would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Trust may use non-binding indicative bid prices provided by an independent pricing service or broker as the primary basis for determining the value of CLO debt and CLO equity (subordinated securities), which may be adjusted for pending distributions, as applicable, as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. As such, they may be considered Level 3 in the fair value hierarchy, absent additional information. In valuing the Trust’s investments in CLO debt and CLO equity (subordinated securities), in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Pricing Committee also may consider a variety of relevant factors, as set forth in the Valuation Policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

Information that becomes known after the Trust’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Trust’s previously determined NAV.

The Trust discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Trust’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Trust has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Trust’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

September 30, 2024 (Continued)

The following is a summary of the inputs used to value the Trust’s investments as of September 30, 2024.

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Collateralized Loan Obligations Debt	$–	$100,102,052	$–		$100,102,052
Collateralized Loan Obligations Equity	–	274,523,857	882,495		275,406,352
Corporate Bonds	–	12,672,406	–		12,672,406
Secured Second Lien Loans	–	3,562,744	–		3,562,744
Senior Secured First Lien Loans	–	354,298,891	–		354,298,891
Common Stocks	–	751,018	–		751,018
Rights	–	–	–	(b)	–
Money Market Funds	24,086,464	–	–		24,086,464
Total	$24,086,464	$745,910,968	$882,495		$770,879,927

(a)	For detailed descriptions and other security classifications, see the accompanying Schedule of Investments.
(b)	Includes $0 fair value rights.

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

	Collateralized Loan Obligations Equity	Total
Balance as of September 30, 2023	$253,078	$253,078
Accrued Discount/Premium Including Return of Capital(a)	(28,844)	(28,844)
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/Depreciation	101,761	101,761
Purchases	556,500	556,500
Sales Proceeds	–	–
Transfer Into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of September 30, 2024	$882,495	$882,495
Net change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments held at September 30, 2024	$101,761	$101,761

(a)	Reduction to cost value on CLO equity Investments represents the difference between distributions received, or entitled to be received, and income earned for the year ended September 30, 2024.

There were not any transfers into or out of level 3 for the year ended September 30, 2024.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of the end of the reporting period. In addition to the techniques and inputs noted in the table below, according to the Trust’s valuation policy, the Trust may use other valuation techniques and methodologies when determining the Trust’s fair value measurements as provided for in the valuation policy and approved by the Board of Trustees. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the fair value measurements as of the end of the reporting period.

	Quantitative Information about Level 3 Value Measurements
Assets	Value as of September 30, 2024	Valuation Methodologies	Unobservable Input	Range/Weighted Average(a)
CLO Equity	$882,495	Market Approach	NBIB(b)	$0.28-$25.00/$2.71

(a)	Weighted averages are calculated based on the value of investments on September 30, 2024.
(b)	The Trust generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determination for CLO debt and CLO equity (subordinated securities), which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. In valuing the Trust’s investments in CLO debt and CLO equity (subordinated securities), in addition to NBIB prices provided by an independent pricing service or broker, the Pricing Committee also may consider a variety of relevant factors as set forth in the Valuation Policy, including input from relevant third-parties, recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

September 30, 2024 (Continued)

NOTE 3 - INVESTMENT ADVISORY AND OTHER AGREEMENTS

XAI serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) serves as the investment sub-adviser of the Trust and is responsible for investing the Trust’s assets. The Trust pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub-advisory fee out of the advisory fee received by the Adviser.

On April 3, 2024, the Trust entered into a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, XAI and Octagon. The New Sub-Advisory Agreement was entered into upon the closing of the acquisition of Octagon’s parent company, Conning Holdings Limited, by Generali Investment Holdings, an entity comprising the majority of asset management activities of Generali Group (the “Transaction”). Upon the closing of the Transaction, the previous investment sub-advisory agreement (the “Previous Sub-Advisory Agreement”) among the Trust, the Adviser and Octagon terminated pursuant to its terms. The New Sub-Advisory Agreement was approved by shareholders of the Trust at a special meeting of shareholders held on December 19, 2023 and adjourned to January 24, 2024.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Trust pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the year ended September 30, 2024, the Trust incurred $10,567,413 in advisory fees.

Pursuant to each of the Previous Sub-Advisory Agreement and the New Sub-Advisory Agreement, the sub-advisory fee, payable monthly in arrears to the Sub- Adviser, is calculated as a specified percentage of the advisory fee payable by the Trust to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the aggregate average daily Managed Assets of certain registered investment companies in the XAI fund complex for which the Sub-Adviser (or an affiliate of the Sub-Adviser) serves as investment sub-adviser, including the Trust (“Eligible Funds”):

Aggregate Eligible Funds Average Daily Managed Assets	Percentage of Advisory Fee
First $500 million	60%
Over $500 million	50%

As of September 30, 2024, there were two Eligible Funds, including the Trust, and the sub-advisory fee equals 60% for the first $500 million of daily managed assets and 50% of the remaining managed assets above $500 million of the advisory fee payable to the Adviser. The Sub-Adviser’s fees are paid by the Adviser. Pursuant to the investment sub-advisory agreement, from time to time the Trust may reimburse the Sub-Adviser for certain costs and expenses incurred by the Sub-Adviser in connection with the management of the Trust’s assets. For the year ended September 30, 2024, the Trust incurred $207,715 in reimbursements made to the Sub-Adviser. These costs are included in other expenses in the Statement of Operations.

The Trust does not pay a performance or incentive fee to the Adviser or the Sub-Adviser.

The Trust pays all costs and expenses of its operations in addition to the advisory fee and investor support services and secondary market support services fee paid to the Adviser.

The Trust has also retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Trust. Such services include providing ongoing contact with respect to the Trust with financial intermediaries, communicating with the NYSE specialist for the shares and with the closed-end fund analyst community regarding the Trust on a regular basis, and hosting and maintaining a website for the Trust. The Trust pays the Adviser an investor support services and secondary market support services fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Trust’s average daily Managed Assets. For the year ended September 30, 2024, the Trust incurred $1,243,225 in investor support services. A Trustee who is an "interested person," as defined in the 1940 Act, of the Trust and certain officers of the Trust are affiliated with the Adviser and receive no compensation from the Trust for serving as officers and/or Trustee.

Paralel Technologies LLC (“PRT”) serves as the Trust’s administrator and accounting agent and receives customary fees from the Trust for such services. Administrative and accounting fees paid by the Trust for the year ended September 30, 2024 are disclosed in the Statement of Operations.

Employees of PINE Advisors LLC (“PINE”) serve as the Trust’s chief compliance officer and principal financial officer. PINE provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. PINE receives an annual base fee for the services provided to the Trust and is reimbursed for certain out-of-pocket expenses by the Trust. Service fees paid by the Trust for the year ended September 30, 2024 are disclosed in the Statement of Operations.

Equiniti Trust Company LLC serves as transfer, dividend paying and shareholder servicing agent for the Trust. U.S. Bank N.A. serves as the Trust’s custodian, under which the Custodian holds the Fund’s assets in compliance with the 1940 Act. Transfer agent fees paid by the Trust for the year ended September 30, 2024, are disclosed in the Statement of Operations.

NOTE 4 - DISTRIBUTIONS

The Trust intends to pay substantially all of its net investment income, if any, to holders of common shares (“Common Shareholders”) through periodic distributions. The Trust intends to distribute any net long-term capital gains to Common Shareholders at least annually. The Trust intends to declare distributions monthly. To permit the Trust to maintain more stable monthly distributions, the Trust may distribute more or less than the amount of the net income earned in a particular period. There is no assurance the Trust will continue to pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital. Shareholders should not assume that the source of the distribution from the Trust is net income or profit.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

September 30, 2024 (Continued)

The 6.50% Series 2026 Term Preferred Shares, 6.95% Series 2029 Convertible Preferred Shares and 6.95% Series II 2029 Convertible Preferred Shares pay, and prior to their conversion, the 6.00% Series 2029 Convertible Preferred Shares paid, a quarterly dividend at a fixed annual rate of 6.50%, 6.95%, 6.95% and 6.00% respectively, of the Liquidation Preference, or $1.625, $1.7375 and $1.7375 and $1.50 respectively, per share per year, which is referred to as the “Fixed Dividend Rate.” The Fixed Dividend Rate is subject to adjustment under certain circumstances.

For the fiscal year ended September 30, 2024, the Trust declared the following distributions or dividends totaling $1.02 per common share or $57,067,508 in the aggregate:

Payment Date	Record Date	Distribution per Common Share
November 1, 2023	October 16, 2023	$0.085
December 1, 2023	November 15, 2023	$0.085
December 28, 2023	December 15, 2023	$0.085
February 1, 2024	January 16, 2024	$0.085
March 1, 2024	February 15, 2024	$0.085
April 1, 2024	March 15, 2024	$0.085
May 1, 2024	April 15, 2024	$0.085
June 3, 2024	May 16, 2024	$0.085
July 1, 2024	June 17, 2024	$0.085
August 1, 2024	July 15, 2024	$0.085
September 3, 2024	August 15, 2024	$0.085
October 1, 2024	September 17, 2024	$0.085

For the fiscal year ended September 30, 2024, the Trust declared the following distributions or dividends totaling $1.625 per 6.50% Series 2026 Term Preferred Share, $1.11667 per 6.00% Series 2029 Convertible Preferred Share, $0.69338 per 6.95% Series 2029 Convertible Preferred Share, and $0.22680 per 6.95% Series II Convertible Preferred Share or $2,593,500, $668,333, $832,050, and $90,720 respectively, in the aggregate:

Payment Date	Record Date	Dividend per 6.50% Series 2026 Term Preferred Share	Dividend per 6.00% Series 2029 Convertible Preferred Share	Dividend per 6.95% Series 2029 Convertible Preferred Share	Dividend per 6.95% Series II 2029 Convertible Preferred Share
October 31, 2023	October 16, 2023	$0.40625	$0.36667	N/A	N/A
January 31, 2024	January 16, 2024	$0.40625	$0.375	N/A	N/A
April 30, 2024	April 15, 2024	$0.40625	$0.375	$0.259	N/A
July 31, 2024	July 15, 2024	$0.40625	N/A	$0.43438	$0.2268

The Trust expects that distributions paid on the common shares will consist primarily of (i) investment company taxable income, which includes ordinary income (such as interest, dividends, and certain income from hedging or derivatives transactions) and the excess, if any, of net short-term capital gain over net long-term capital loss, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). All or a portion of a distribution may be a return of capital, which is determined on a tax basis.

The Trust’s net investment income and capital gain can vary significantly over time, however, the Trust seeks to maintain more stable monthly common share distributions over time. To permit the Trust to maintain more stable monthly common share distributions, the Trust may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future common share distributions. Undistributed net investment income is included in the common shares’ NAV, and, correspondingly, distributions from net investment income will reduce the common shares’ NAV.

The Trust’s investments in CLOs may be subject to complex tax rules and the calculation of taxable income attributed to an investment in CLO equity (subordinated securities) can be dramatically different from the calculation of income for financial reporting purposes under U.S. GAAP, and, as a result, there may be significant differences between the Trust’s U.S. GAAP income and its taxable income. The Trust’s final taxable income for the current fiscal year will not be known until the Trust’s tax returns are filed.

All or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Trust, up to the amount of the shareholder’s tax basis in their shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of shares. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a distribution from the Trust is net income or profit.

Pursuant to the requirements of the 1940 Act, in the event the Trust makes distributions from sources other than income, such as return of capital, a notice will be provided in connection with each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Trust’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The characterization of distributions paid to shareholders reflect estimates made by the Trust. Such estimates are subject to be characterized differently for federal income tax purposes at year-end. The actual character of such dividend distributions for U.S. federal income tax purposes will only be determined finally by the Trust at the close of its fiscal year, based on the Trust’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

September 30, 2024 (Continued)

The Trust may, but is not required to, seek to obtain exemptive relief to permit the Trust to make periodic distributions of long-term capital gains with respect to its common shares as frequently as monthly. Such relief, if obtained, would permit the Trust to implement a “managed distribution policy” pursuant to which the Trust would distribute a fixed percentage of the net asset value (or market price if then applicable) of the common shares at a particular point in time or a fixed monthly amount, any of which may be adjusted from time to time. It is anticipated that under such a distribution policy, the minimum annual distribution rate with respect to the common shares would be independent of the Trust’s performance during any particular period but would be expected to correlate with the Trust’s performance over time.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders. Future distributions will be made if and when declared by the Trust’s Board of Trustees, based on a consideration of number of factors, including the Trust’s continued compliance with terms and financial covenants of its senior securities, the Trust’s net investment income, financial performance and available cash. There can be no assurance that the amount or timing of distributions in the future will be equal or similar to that of past distributions or that the Board of Trustees will not decide to suspend or discontinue the payment of distributions in the future.

Common share distributions shall be paid on their payment date unless the payment of such distribution is deferred by the Board of Trustees upon a determination that such deferral is required in order to comply with applicable law or the applicable terms or financial covenants of the Trust’s senior securities or to ensure that the Trust remains solvent and able to pay its debts as they become due and continue as a going concern.

Cumulative cash dividends or distributions on each 6.50% Series 2026 Term Preferred Share, 6.00% Series 2029 Convertible Preferred Share, 6.95% Series 2029 Convertible Preferred Share and 6.95% Series II 2029 Convertible Preferred Share are payable quarterly, when, as and if declared, or under authority granted, by the Board of Trustees out of funds legally available for such payment and in preference to dividends and distributions on Common Shares. If the Trust is unable to distribute the full dividend amount due in a dividend period on the Trust’s Preferred Shares, the dividends will be distributed on a pro rata basis among the preferred shareholders. The Trust pays dividends on the Preferred Shares every January 31, April 30, July 31 and October 31 and such dividends are recognized as an expense on the Statement of Operations.

NOTE 5 - CAPITAL TRANSACTIONS

Pursuant to the Trust’s Agreement and Declaration of Trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share.

The tables below provide information of the Trust's outstanding common shares of beneficial interest, par value of $0.01 per share ("Common Shares"), the Trust’s 6.50% Series 2026 Term Preferred Shares, par value of $0.01 per share, the Trust’s 6.95% Series 2029 Convertible Preferred Shares, par value of $0.01 per share and the Trust’s 6.95% Series II 2029 Convertible Preferred Shares, par value of $0.01 per share.

	Year Ended September 30, 2024	Year Ended September 30, 2023
Common shares outstanding - beginning of year	44,743,182	35,468,532
Common Shares issued in connection with the at-the-market offering	14,671,183	7,247,128
Common Shares issued in connection with a registered direct placement	3,546,854	–
Common Shares issued in connection with conversion from 6.00% Series 2029 Convertible Preferred Shares	2,876,677	1,579,188
Common Shares issued in connection with conversion from 6.95% Series 2029 Convertible Preferred Shares	2,172,264	–
Common shares issued as reinvestment of dividends	859,743	448,334
Common shares outstanding - end of year	68,869,903	44,743,182

	6.50% Series 2026 Term Preferred Shares
	Year Ended September 30, 2024	Year Ended September 30, 2023
Preferred Shares outstanding - beginning of year	1,596,000	1,596,000
Preferred Shares converted	–	–
Preferred Shared issued in a privately negotiated direct purchase agreement	–	–
Preferred Shares outstanding - end of year	1,596,000	1,596,000

	6.00% Series 2029 Convertible Preferred Shares		6.95% Series 2029 Convertible Preferred Shares	6.95% Series II 2029 Convertible Preferred Shares
	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2024	Year Ended September 30, 2024
Preferred Shares outstanding - beginning of year	800,000	400,000	–	–
Preferred Shares converted	(800,000)	(400,000)	(600,000)	–
Preferred Shared issued in a privately negotiated direct purchase agreement	–	800,000	1,200,000	1,200,000
Preferred Shares outstanding - end of year	–	800,000	600,000	1,200,000

The Board of Trustees is authorized to classify and reclassify any unissued shares into other classes or series of shares and authorize the issuance of shares without obtaining stockholder approval.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

September 30, 2024 (Continued)

On February 10, 2022, the Trust entered into a Distribution Agreement with the Foreside Fund Services, LLC (the “Foreside Agreement”), which superseded all prior agreements and any amendments thereto. Under the Foreside Agreement, the Trust offered and sold 18,300,000 Common Shares through the Distributor, in transactions that were deemed to be “at-the- market” as defined in Rule 415 under the Securities Act of 1933. The Foreside Agreement expired on June 3, 2024. On June 4, 2024, the Trust entered into a Distribution Agreement with Paralel Distributors, LLC (the “Distributor”), pursuant to which the Trust may offer and sell up to 15,000,000 Common Shares, from time to time, through the Distributor, in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933. The minimum price on any day at which Common Shares may be sold will not be less than the then current net asset value per Common Share plus any commissions to be paid to the Distributor. The Trust’s at-the-market program, under the Foreside Agreement and the Distribution Agreement, resulted in shares issued and proceeds generated as follows:

	Year Ended September 30, 2024	Year Ended September 30, 2023
Common Shares Issued	14,671,183	7,247,128
Net Proceeds	$102,639,781	$48,249,625

On November 6, 2023, the Trust entered into a direct purchase agreement between the Trust and the purchasers listed therein to sell in a privately negotiated transaction up to 1,200,000 6.95% Series 2029 Convertible Preferred Shares at a price $23.25 per share. On February 14, 2024, February 28, 2024 and April 4, 2024, the Trust issued and sold to the purchasers 400,000, 400,000 and 400,000 6.95% Series 2029 Convertible Preferred Shares, respectively, for total gross proceeds (before deduction of offering expenses) of $27,900,000.

On February 1, 2024, the Trust entered into a direct purchase agreement between the Trust and purchasers listed therein to sell in a privately negotiated transaction, 3,546,854 common shares of the Trust at a price of $7.0485 per shares, for total gross proceeds of $25,000,000.

On June 10, 2024, the Trust entered into a direct purchase agreement between the Trust and the purchasers listed therein to sell in a privately negotiated transaction up to 1,800,000 6.95% Series II 2029 Convertible Preferred Shares at a price of $23.25 per share. On June 13, 2024, July 31, 2024 and September 20, 2024, the Trust issued and sold to the purchasers 400,000, 400,000 and 400,000 6.95% Series II 2029 Convertible Preferred Shares, respectively, for total gross proceeds (before deduction of offering expenses) of $27,900,000.

The Trust paid $296,201 in offering costs during the year ended September 30, 2024 relating to the at-the-market program, the direct purchase agreement and the direct placement agreement offering costs are charged to paid-in capital upon the issuance of shares. For the year ended September 30, 2024, the Trust deducted $1,799,077 of offering costs from paid-in capital. The Statement of Assets and Liabilities as of September 30, 2024 reflect $477,553 of deferred offering costs outstanding.

NOTE 6 - LEVERAGE

The Trust uses leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”). The Trust currently intends to use leverage through Indebtedness and may use Indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Trust may utilize Indebtedness up to 33 1/3% of its Managed Assets (specifically, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300% and the preferred asset coverage shall not be less than 200%).

Credit Facility

The Trust entered into a Credit Agreement dated October 6, 2017 as amended from time to time (the “Credit Agreement”) with Société Générale (the “Lender”) that establishes a revolving credit facility (the “Facility”). Currently, the Trust may borrow up to $225,000,000. The Facility’s maturity date is March 21, 2025, subject to certain reciprocal termination rights. The Trust pays interest on amounts borrowed based on daily compounded secured overnight financing rate (“SOFR”) plus 1.525%. Interest charged to the Trust during the year is presented on the Statement of Operations under interest expense and amortization of deferred leverage costs. The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, or (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratios with respect to its Indebtedness and Preferred Shares as required by the 1940 Act, meet certain other coverage tests and financial covenants and maintain its registration as a closed-end management investment company. If the Trust fails to meet such coverage tests and financial covenants, its ability to declare and pay distributions on common and preferred shares may be restricted. No violations of the credit agreement occurred during the year ended September 30, 2024.

For the year ended September 30, 2024, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed was $174,062,842 and 6.8134%, respectively. As of September 30, 2024, the amount of such outstanding borrowings was $204,050,000. The interest rate applicable to the borrowings at year end was 6.37534%. All securities held as of September 30, 2024 are pledged as collateral for the leverage facility. The maximum amount borrowed during the period ended was $204,050,000.

6.50% Series 2026 Term Preferred Shares

On March 29, 2021, the Trust issued 1,040,000 shares of 6.50% Series 2026 Term Preferred Shares with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). On April 3, 2021, the underwriters partially exercised an overallotment option to purchase 156,000 6.50% Series 2026 Term Preferred Shares. On September 8, 2021, the Trust issued an additional 400,000 shares of the 6.50% Series 2026 Term Preferred Shares. The 6.50% Series 2026 Term Preferred Shares are listed under the trading symbol XFLTPRA on the NYSE. The 6.50% Series 2026 Term Preferred Shares are entitled to a dividend at a rate of 6.50% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The 6.50% Series 2026 Term Preferred Shares became redeemable at the Trust’s option at the close of business on March 31, 2023, and are subject to mandatory redemption by the Trust in certain circumstances. On or after September 30, 2026, the Trust may redeem in whole, or from time to time in part, outstanding 6.50% Series 2026 Term Preferred Shares at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the 6.50% Series 2026 Term Preferred Shares of $1,285,375 are deferred and amortized over the period the 6.50% Series 2026 Term Preferred Shares are outstanding.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

September 30, 2024 (Continued)

6.00% Series 2029 Convertible Preferred Shares

On June 30, 2022, May 11, 2023 and August 4, 2023 the Trust issued 400,000, 400,000 and 400,000 shares of 6.00% Series 2029 Convertible Preferred Shares, respectively with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The 6.00% Series 2029 Convertible Preferred Shares are entitled to a dividend at a rate of 6.00% per year, paid quarterly, based on the $25.00 liquidation preference, before the payment of dividends to the holders of common shares. The 6.00% Series 2029 Convertible Preferred Shares are generally not redeemable at the Trust’s option prior to the close of business on June 30, 2024, and are subject to mandatory redemption by the Trust in certain circumstances. On or after June 30, 2029, the Trust may redeem in whole, or from time to time in part, outstanding 6.00% Series 2029 Convertible Preferred Shares at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the 6.00% Series 2029 Convertible Preferred Shares of $2,100,000 are deferred and amortized over the period the 6.00% Series 2029 Convertible Preferred Shares are outstanding.

Shareholders of the 6.00% Series 2029 Convertible Preferred Shares may opt to convert the shares at any time on or after the date six months after the date of issuance into Common Shares of the Trust in an amount equal to the liquidation preference of the 6.00% Series 2029 Convertible Preferred Share plus an amount equal to all accumulated but unpaid dividends and distributions on the share, divided by the Conversion Price. The “Conversion Price” is the greater of (i) the market price per Common Share of the Trust, represented by the five-day volume-weighted average price (“VWAP”) per Common Share ending on the trading day immediately preceding the date of conversion, or (ii) the Trust’s most recently determined NAV per Common Share immediately prior to the date of conversion. If the Trust fails to fulfill its obligations to deliver Common Shares upon conversion, the quarterly dividend rate payable on the unfulfilled 6.00% Series 2029 Convertible Preferred Shares will increase to a fixed annual rate of 8.00% of the liquidation preference until the date the Trust fulfills its conversion obligation. As of September 30, 2024, all issued shares have been converted into Common Shares of the Trust and the unamortized deferred leverage costs were deducted from paid in capital.

6.95% Series 2029 Convertible Preferred Shares

On February 14, 2024, February 28, 2024 and April 4, 2024, the Trust issued 400,000, 400,000 and 400,000 6.95% Series 2029 Convertible Preferred Shares, respectively, with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The 6.95% Series 2029 Convertible Preferred Shares are entitled to a dividend at a rate of 6.95% per year, paid quarterly, based on the $25.00 liquidation preference, before the payment of dividends to the holders of common shares. The 6.95% Series 2029 Convertible Preferred Shares were generally not redeemable at the Trust’s option prior to the close of business on June 30, 2024, and are subject to mandatory redemption by the Trust in certain circumstances. On or after June 30, 2029, the Trust may redeem in whole, or from time to time in part, outstanding 6.95% Series 2029 Convertible Preferred Shares at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the 6.95% Series 2029 Convertible Preferred Shares of $2,100,000 are deferred and amortized over the period the 6.95% Series 2029 Convertible Preferred Shares are outstanding.

Shareholders of the 6.95% Series 2029 Convertible Preferred Shares may opt to convert the shares at any time on or after the date six months after the date of issuance into Common Shares of the Trust in an amount equal to the liquidation preference of the 6.95% Series 2029 Convertible Preferred Share plus an amount equal to all accumulated but unpaid dividends and distributions on the share, divided by the Conversion Price. The “Conversion Price” is the greater of (i) the market price per Common Share of the Trust, represented by the five-day volume-weighted average price (“VWAP”) per Common Share ending on the trading day immediately preceding the date of conversion, or (ii) the Trust’s most recently determined NAV per Common Share immediately prior to the date of conversion. If the Trust fails to fulfill its obligations to deliver Common Shares upon conversion, the quarterly dividend rate payable on the unfulfilled 6.95% Series 2029 Convertible Preferred Shares will increase to a fixed annual rate of 8.95% of the liquidation preference until the date the Trust fulfills its conversion obligation. As of September 30, 2024, 600,000 shares have been converted into Common Shares of the Trust.

6.95% Series II 2029 Convertible Preferred Shares

On June 13, 2024 July 31, 2024 and September 20, 2024, the Trust issued 400,000, 400,000, and 400,000 6.95% Series II 2029 Convertible Preferred Shares, respectively, with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The 6.95% Series II 2029 Convertible Preferred Shares are entitled to a dividend at a rate of 6.95% per year, paid quarterly, based on the $25.00 liquidation preference, before the payment of dividends to the holders of common shares. The 6.95% Series II 2029 Convertible Preferred Shares are generally not redeemable at the Trust’s option prior to the close of business on June 30, 2024, and are subject to mandatory redemption by the Trust in certain circumstances. On or after June 30, 2029, the Trust may redeem in whole, or from time to time in part, outstanding 6.95% Series II 2029 Convertible Preferred Shares at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the 6.95% Series II 2029 Convertible Preferred Shares of $2,100,000 are deferred and amortized over the period the 6.95% Series 2029 Convertible Preferred Shares are outstanding.

Shareholders of the 6.95% Series II 2029 Convertible Preferred Shares may opt to convert the shares at any time on or after the date six months after the date of issuance into Common Shares of the Trust in an amount equal to the liquidation preference of the 6.95% Series II 2029 Convertible Preferred Share plus an amount equal to all accumulated but unpaid dividends and distributions on the share, divided by the Conversion Price. The “Conversion Price” is the greater of (i) the market price per Common Share of the Trust, represented by the five-day volume-weighted average price (“VWAP”) per Common Share ending on the trading day immediately preceding the date of conversion, or (ii) the Trust’s most recently determined NAV per Common Share immediately prior to the date of conversion. If the Trust fails to fulfill its obligations to deliver Common Shares upon conversion, the quarterly dividend rate payable on the unfulfilled 6.95% Series II 2029 Convertible Preferred Shares will increase to a fixed annual rate of 8.95% of the liquidation preference until the date the Trust fulfills its conversion obligation.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

September 30, 2024 (Continued)

NOTE 7 - PORTFOLIO INFORMATION

Purchase and Sale of Securities – For the year ended September 30, 2024, the cost of purchases and proceeds from sales of securities, excluding short-term obligations were as follows:

Cost of Investments Purchased	$566,395,410
Proceeds from Investments Sold	$308,048,144

NOTE 8 - UNFUNDED COMMITMENTS

The Trust may enter into certain credit agreements, all or a portion of which may be unfunded. The Trust is obligated to fund these loan commitments at the borrowers’ discretion. At September 30, 2024, the Trust had unfunded commitments with the following securities:

The Action Environmental Group, Inc., 2024-1 Incremental Delayed Draw	$268,558
Aramsco Parent, Inc., Initial Delayed Draw Term Commitment	121,245
ABG Intermediate Holdings 2 LLC, 2024 Delayed Draw	716,253
DG Investment Intermediate Holdings 2, Inc., 2024-1 Incremental Delayed Draw	359,076
Epicor Software Corp., Delayed Draw	40,419
Focus Financial Partners, 2024 Delayed Draw	291,231
Delta 2 (Lux) S.A.R.L., Delayed Draw B-2	4,202
Groundworks, LLC, Delayed Draw	231,585
Hobbs & Associates, LLC, Delayed Draw	61,705
Janney Montgomery Scott, Delayed Draw	190,179
Ryan, LLC, Delayed Draw	160,277
USALCO, LLC, Delayed Draw	130,623
$2,575,353

The Trust reasonably believes it would has sufficient cash and cash equivalents to meet its obligations with respect to such unfunded commitment.

NOTE 9 - TAXES

Classification of Distributions – Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. The “tax return of capital” referenced in the Trust’s Statement of Changes in Net Assets and Financial Highlights is based on the characterization under tax regulations. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. For the Trust, these differences are due to temporary book/tax differences arising primarily from the income recognition deferral for distributions received from certain CLO equity positions that qualify as passive foreign investment companies. Also, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed for tax purposes may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

Paid-in capital	$(42,288)
Distributable Earnings/(Accumulated Loss)	42,288

The tax character of distributions paid by the Trust during the year ended September 30, 2024, was as follows:

Distributions Paid From:
Ordinary Income - Common Shareholders	$40,822,968
Ordinary Income - Preferred Shareholders	4,303,535
Return of Capital	14,147,569
Total	$59,274,072

The tax character of distributions paid by the Trust during the year ended September 30, 2023, was as follows

Distributions Paid From:
Ordinary Income - Common Shareholders	$35,144,908
Ordinary Income - Preferred Shareholders	3,002,666
Total	$38,147,574

At September 30, 2024, the components of distributable earnings/(accumulated loss) on a tax basis for the Trust were as follows:

Accumulated capital losses	$(26,157,948)
Unrealized appreciation/depreciation	(13,704,315)
Dividends payable	(6,806,241)
Total	$(46,668,504)

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

September 30, 2024 (Continued)

Tax Basis of Investments – Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of September 30, 2024, was as follows:

Cost of investments for income tax purposes	$784,584,242
Gross appreciation (excess of value over tax cost)	$37,741,973
Gross depreciation (excess of tax cost over value)	(51,446,288)
Net unrealized appreciation/depreciation	$(13,704,315)

The difference between book basis and tax basis distributable earnings/(accumulated loss) and unrealized appreciation/(depreciation) is primarily attributable to passive foreign investment company ("PFIC") adjustments applicable to certain CLO equity positions, deferral of losses on wash sales and investments in partnerships.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short Term	$(3,941,055)
Long-Term	(22,216,893)

The capital loss carryover utilized by the Trust during the year ended September 30, 2024 was $768,500.

Federal Income Tax Status – For federal income tax purposes, the Trust currently qualifies, and intends to continue to qualify, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the year ended September 30, 2024, the Trust did not have a liability for any unrecognized tax benefits. The Trust files U.S. federal, state, and local tax returns as required. The Trust’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In certain circumstances, the Trust may elect to retain income or capital gain to the extent that the Board of Trustees, in consultation with Trust management, determines it to be in the interest of shareholders to do so. Alternatively, the Trust may have to dispose of portfolio securities to make a distribution at a time when independent investment judgment might not dictate such disposition.

Depending on the level of taxable income earned in a tax year, the Trust may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Trust determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Trust accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS
September 30, 2024 (Continued)

NOTE 10 - PREFERRED STOCK AND SENIOR SECURITIES

The following table sets forth information about the Trust’s outstanding senior securities as of the end of each fiscal year since its inception:

Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Aggregate Liquidation Preference	Liquidation Preference Per Share	Asset Coverage(a)(b)
September 30, 2024	Borrowings	$204,050,000	$–	$–	3,248
—	Preferred Shares	84,900,000	–	–	200
—	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
—	6.95% Series 2029 Convertible Preferred Shares		15,000,000	25.00
—	6.95% Series II 2029 Convertible Preferred Shares		30,000,000	25.00
September 30, 2023	Borrowings	150,350,000	–	–	2,984
—	Preferred Shares	59,900,000	–	–	147
—	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
—	6.00% Series 2029 Convertible Preferred Shares		20,000,000	25.00
September 30, 2022	Borrowings	113,150,000	–	–	3,004
—	Preferred Shares	49,900,000	–	–	139
—	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
—	6.00% Series 2029 Convertible Preferred Shares		10,000,000	25.00
September 30, 2021	Borrowings	98,150,000	–	–	3,227
	Preferred Shares	39,900,000	–	–	162
—	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
September 30, 2020	Borrowings	35,650,000	–	–	3,384
September 30, 2019	Borrowings	38,965,000	–	–	3,020
September 30, 2018	Borrowings	38,865,000	–	–	3,041

(a)	The asset coverage ratio for the Credit Facility is calculated by subtracting the Trust’s total liabilities and indebtedness not represented by senior securities from the Trust’s total assets, dividing the result by the aggregate amount of the Trust’s senior securities representing indebtedness then outstanding, and then multiplying by $1,000.
(b)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Trust’s total assets, less all liabilities and indebtedness not represented by the Trust’s senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a liquidation preference of $25).

NOTE 11 - SUBSEQUENT EVENTS

On September 3, 2024, the Trust declared a distribution of $0.085 per Common Share, which was paid on October 1, 2024 to Common Shareholders of record on September 17, 2024.

On October 1, 2024, the Trust declared a distribution of $0.085 per Common Share, which was paid on November 1, 2024 to Common Shareholders of record on October 15, 2024. The Trust declared a quarterly dividend of $0.40625 per Series 2026 Term Preferred Share and $0.27780 per Series II 2029 Convertible Preferred Share, which were paid on October 31, 2024 to preferred shareholders of record on October 15, 2024.

Also on October 1, 2024, the Trust issued 400,000 shares of 6.95% Series II 2029 Convertible Preferred Shares with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The 6.95% Series II 2029 Convertible Preferred Shares are entitled to a dividend rate of 6.95% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends.

On October 3, 2024, 200,000 shares of 6.95% Series 2029 Convertible Preferred Shares converted into Common Shares of the Trust.

On October 10, 2024, the Trust issued 200,000 shares of 6.95% Series II 2029 Convertible Preferred Shares with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The 6.95% Series II 2029 Convertible Preferred Shares are entitled to a dividend rate of 6.95% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends.

On October 11, 2024, 400,000 shares of 6.95% Series 2029 Convertible Preferred Shares converted into Common Shares of the Trust.

On November 1, 2024, the Trust declared a distribution of $0.085 per Common Share, payable on December 2, 2024 to Common Shareholders of record on November 15, 2024.

XAI Octagon Floating Rate & Alternative Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

XAI Octagon Floating Rate & Alternative Income Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of XAI Octagon Floating Rate & Alternative Income Trust (the “Fund”) as of September 30, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets applicable to common shareholders for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations and its cash flows for the year then ended, the changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended September 30, 2020, were audited by other auditors whose report dated November 27, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, brokers, and agent banks; when replies were not received from the brokers or agent banks, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 27, 2024

XAI Octagon Floating Rate & Alternative Income Trust

CERTAIN CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR
 September 30, 2024 (Unaudited)

The following information is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Trust.

CHANGE IN NON-FUNDAMENTAL INVESTMENT POLICIES

None.

XAI Octagon Floating Rate & Alternative Income Trust

FEES AND EXPENSES
September 30, 2024 (Unaudited)

The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Trust as of September 30, 2024. The purpose of the table and the example below is to help Common Shareholders understand the fees and expenses that they would bear directly or indirectly.

Common Shareholder Transaction Expenses
Sales load paid by Common Shareholders (as a percentage of offering price)(a)	–%
Offering expenses borne by the Trust (as a percentage of offering price)(a)	–%
Dividend reinvestment plan fees(b)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Management Fees(c)	2.79%
Leverage expense
Interest Payments on Borrowed Funds(d)	3.38%
Preferred Share dividends(e)	1.21%
Other Expenses(f)
Investor Support and Secondary Market Support Services Fee(g)	0.33%
Other(h)(i)	0.62%
Total annual expenses	8.33%

(a)	If Common Shares are sold to or through underwriters, a prospectus or prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the Trust.
(b)	Common Shareholders will incur brokerage charges if they direct Equiniti, the dividend reinvestment plan agent for the Common Shareholders, to sell their Common Shares held in a dividend reinvestment account
(c)	The Trust pays the Adviser an annual management fee, payable monthly in arrears, in an amount equal to 1.70% of the Trust’s average daily Managed Assets. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that Common Shareholders effectively bear the entire management fee. The contractual management fee rate of 1.70% of the Trust’s Managed Assets represents an effective management fee rate of 2.79% of net assets attributable to Common Shares, assuming financial leverage of 38.65% of the Trust’s Managed Assets (the Trust’s outstanding financial leverage as of September 30, 2024). The Adviser pays to the Sub-Adviser a sub-advisory fee out of the management fee received by the Adviser.
(d)	Based on Indebtedness under the Credit Agreement at September 30, 2024 in an amount equal to 204,050,000, at an annual interest rate of 6.8134% as of September 30, 2024. The costs associated with such Indebtedness are borne entirely by Common Shareholders.
(e)	Based on 1,596,000 shares of 6.50% Series 2026 Term Preferred Shares outstanding, 600,000 shares of 6.95% Series 2029 Convertible Preferred Shares outstanding, and 1,200,000 shares of 6.95% Series II 2029 Convertible Preferred Shares outstanding at September 30, 2024 with an aggregate liquidation preference of $39.9 million, $15 million, and $30 million respectively, and an annual dividend rate equal to 6.50%, 6.95%, and 6.95%, respectively, of such liquidation preference. The costs associated with the 6.50% Series 2026 Term Preferred Shares, 6.95% Series 2029 Convertible Preferred Shares, and 6.95% Series II 2029 Convertible Preferred Shares are borne entirely by Common Shareholders.
(f)	Other Expenses are estimated based on estimated amounts for the current fiscal year.
(g)	The Trust has retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Trust. The Trust pays the Adviser a service fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Trust’s average daily Managed Assets.
(h)	Expenses attributable to the Trust’s investments, if any, in other investment companies, including closed-end funds and exchange-traded funds, are currently estimated not to exceed 0.01% of net assets attributable to Common Shares.
(i)	The “Other expenses” shown in the table and related footnotes include operating expenses of the Trust and are based upon estimated amounts for the Trust’s current fiscal year.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 8.33% of net assets attributable to Common Shares and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value per Common Share. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years	10 Years
$82	$238	$383	$707

The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Trust’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example.

XAI Octagon Floating Rate & Alternative Income Trust

MARKET AND NET ASSET VALUE INFORMATION
 September 30, 2024 (Unaudited)

The Trust’s current outstanding Common Shares are listed on the NYSE. The Trust’s Common Shares commenced trading on the NYSE on September 27, 2017.

The Common Shares have traded both at a premium and at a discount to the Trust’s net asset value per share. Although the Common Shares recently have traded at a premium to net asset value, there can be no assurance that this will continue after the offering nor that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. The Trust’s net asset value will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Trust. The sale of Common Shares by the Trust (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may result in downward pressure on the market price for Common Shares.

The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, the net asset value per Common Share and the premium or discount to net asset value per Common Share at which the Common Shares were trading.

		Market Price		Net Asset Value at		Market Premium (Discount) to Net Asset Value at
Fiscal Quarter Ended		High	Low	High	Low	High	Low
2024	September 30	$7.11	$6.77	$6.84	$6.63	3.95%	2.11%
	June 30	$7.29	$6.97	$6.94	$6.82	5.04%	2.20%
	March 31	$7.73	$7.01	$6.92	$6.90	11.71%	1.59%
	December 31	$7.24	$6.48	$6.89	$6.55	5.08%	-1.07%
2023	September 30	$7.20	$6.59	$6.78	$6.45	6.19%	2.17%
	June 30	$6.80	$6.19	$6.39	$6.44	6.42%	-3.88%
	March 31	$7.00	$6.08	$6.69	$6.27	4.63%	-3.03%
	December 31	$6.75	$6.00	$6.46	$6.35	4.49%	-5.51%

As of September 30, 2024, the last reported sale price, net asset value per Common Share and percentage premium to net asset value per Common Share was $6.82, $6.63 and 2.87%, respectively.

The Trust cannot predict whether its Common Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. As a result of recent market conditions, the Trust’s net asset value may fluctuate significantly.

XAI Octagon Floating Rate & Alternative Income Trust

INVESTMENT OBJECTIVE AND POLICIES
September 30, 2024 (Unaudited)

INVESTMENT OBJECTIVE

The investment objective of the Trust is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. There can be no assurance that the Trust will achieve its investment objective. The investment objective of the Trust may be changed by the Board of Trustees on 60 days’ prior written notice to shareholders.

INVESTMENT STRATEGY

The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments.

Credit Instruments

The Trust’s investments may include (i) structured credit investments, including CLO debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The Trust may invest without limitation in loans, bonds and other debt securities, CLO securities, including debt and subordinated (i.e., residual or equity) CLO securities, credit default swaps and other credit and credit-related instruments. The Trust may invest in senior, junior, secured and unsecured credit instruments. Floating rate credit instruments have floating or variable interest rates, and include floating rate instruments the interest rates of which vary periodically based upon, or inverse to, a benchmark indicator of prevailing interest rates.

Below-Investment Grade Investments

The Trust currently intends to pursue its investment objective by investing primarily in below investment grade credit instruments, but may invest without limitation in investment grade credit instruments. A credit instrument is considered below investment grade quality if it is rated below investment grade (that is, below Baa3- by Moody’s or below BBB- by S&P or Fitch) or, if unrated, judged to be below investment grade quality by the Sub-Adviser. Below investment grade credit instruments are often referred to as “high yield” securities or “junk bonds.” Below investment grade credit instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal.

The Trust will not invest more than 20% of its Managed Assets in credit instruments rated below Caa2 by Moody’s or CCC by S&P or Fitch. In the case of a security receiving two or more different ratings from different rating agencies, the Trust will apply the higher of the ratings for the purposes of the foregoing policy. The foregoing policy applies only at the time an instrument is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of that instrument. In determining whether to retain or sell an instrument that has been downgraded, the Sub-Adviser may consider such factors as its assessment of the credit quality of the instrument, the price at which the instrument could be sold, and the rating, if any, assigned to the instrument by other ratings agencies.

Rating agencies, such as Moody’s, S&P or Fitch, are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by a rating agency are not absolute standards of credit quality but represent the opinion of the rating agency as to the quality of the obligation. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk or liquidity of such obligations.

To the extent that the Trust invests in unrated lower grade securities, the Trust’s ability to achieve its investment objective will be more dependent on the Sub- Adviser’s credit analysis than would be the case when the Trust invests in rated securities.

Illiquid Investments

The Trust may invest without limitation in illiquid credit instruments, including instruments that are unregistered, restricted, for which there is no readily available trading market or that are otherwise illiquid.

Maturity and Duration

The Trust may invest in credit instruments of any maturity, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. The Trust does not have a fixed duration target, and the portfolio’s duration may vary significantly over time based on the Sub-Adviser’s assessment of the current market conditions. In comparison to maturity, interest rate duration is a measure of the price volatility of a credit instrument as a result of changes in market interest rates, based on the weighted average timing of the instrument’s expected principal and interest payments. For example, if interest rates increase by 1%, the net asset value of a portfolio with a duration of five years would decrease by approximately 5%. Conversely, if interest rates decline by 1%, the net asset value of a portfolio with a duration of five years would increase by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates. Duration is expressed as a number of years but differs from maturity in that it considers an instrument’s yield, coupon payments, principal payments and call features in addition to the amount of time until the instrument matures. As the value of an instrument changes over time, so will its duration. Prices of instruments with longer durations tend to be more sensitive to interest rate changes than instrument with shorter durations. Longer-maturity investments generally have longer interest rate durations because the investment’s fixed rate is locked in for longer periods of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down with the level of prevailing interest rates. The Trust intends to invest a significant portion of its assets in floating rate or adjustable rate securities and CLO subordinated notes, the income from which will vary based on income received from the underlying collateral and the payments made to the secured notes, both of which may be based on floating rates, which may mitigate risk associated with increases in prevailing short-term interest rates.

Opportunistic Credit Investments

The Trust may invest up to 20% of its Managed Assets in opportunistic credit investments, including stressed and distressed credit situations.

XAI Octagon Floating Rate & Alternative Income Trust

INVESTMENT OBJECTIVE AND POLICIES
September 30, 2024 (Continued) (Unaudited)

Short Sales

The Trust may, from time to time, engage in short sales of credit instruments in an amount not to exceed 10% of its Managed Assets. A short sale is a transaction in which the Trust sells an instrument that it does not own in anticipation that the market price will decline.

Non-U.S. Investments

While the investment strategy of the Trust does not focus primarily on non-U.S. corporate credit investments, under certain circumstances where such opportunities are favorable, the Trust may invest up to 20% of its Managed Assets in corporate credit instruments issued by non-U.S. issuers and in markets outside the United States. The Trust’s investments in structured credit instruments, which are commonly issued by special purpose vehicles formed in jurisdictions outside of the United States, are not subject to or limited by this policy.

Other Investment Companies

As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing up to 10% of its Managed Assets in other investment companies. The Trust may invest in mutual funds, closed-end funds and exchange- traded funds.

Derivatives Transactions

The Trust may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivatives are financial instruments the value of which is derived from a reference instrument. The Trust may engage in a variety of derivatives transactions, including options, swaps, futures contracts, options on futures contracts and forward currency contracts and options on forward currency contracts. The Trust may purchase and sell exchange-listed and off-exchange derivatives. The Trust may utilize derivatives that reference one or more securities, indices, commodities, currencies or interest rates. In addition, the Trust may utilize new techniques, transactions, instruments or strategies that are developed or permitted as regulatory changes occur.

Rule 18f-4 requires registered investment companies to adopt written policies and procedures reasonably designed to manage their derivatives risks. In the event that the Trust’s derivatives exposure exceeds 10% of its net assets, the Trust will be required to adopt a written derivatives risk management program and comply with a value-at-risk based limit on leverage risk. The Board of Trustees has an oversight role in ensuring these requirements are being taken into account and, if required, will appoint a derivatives risk manager to handle the day-to-day responsibilities of the derivatives risk management program.

Temporary Defensive Investments

During periods in which the Sub-Adviser believes that changes in economic, financial or political conditions make it advisable to maintain a temporary defensive posture, or in order to keep the Trust’s cash fully invested, including the period during which the net proceeds of an offering of securities are being invested, the Trust may, without limitation, hold cash or invest its assets in short term investments and repurchase agreements in respect of those instruments.

Portfolio Turnover

The Trust will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. Portfolio turnover generally involves some expense to the Trust, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Trust to the extent it results in an increase in the short-term capital gains portion of distributions to shareholders. The Trust’s portfolio turnover rate may vary greatly from year to year. For the Trust’s fiscal years ended September 30, 2023 and September 30, 2024, the Trust’s portfolio turnover rate was approximately 29% and 53%, respectively.

Unless otherwise stated herein, the Trust’s investment policies and parameters shall apply at the time of investment, and the Trust will not be required to reduce a position solely due to market price fluctuations.

INVESTMENT PHILOSOPHY AND PROCESS

At the heart of Octagon’s investment philosophy is a deep understanding of fundamental credit analysis, enhanced by a process focused on maximizing risk adjusted returns. Octagon’s investment philosophy combines relative value focus and active portfolio management. Over Octagon’s 25-plus-year history, Octagon believes that it has developed a proven, repeatable and scalable credit selection and investment process.

Octagon’s investment process involves four key steps:

•	ongoing assessment of investment opportunities;
•	research, analysis and written recommendations with defined investment thesis
•	investment committee recommendation and approval of credits considered for investment; and
•	continual monitoring which is a collaborative team effort to enhance decision making and risk management.

The Octagon portfolio management team manages positions in an effort to optimize relative value. Octagon’s process benefits from the firm’s history and experience in credit markets dating back to the mid-1990s. Octagon has made a significant investment in technology and human capital with respect to fundamental credit analysis which happens both at the loan-level and the CLO-level. To enhance their bottom-up security level analysis, Octagon has built over time a proprietary database with credit analysis of most of the corporate issuers in the broadly syndicated loan marketplace. Furthermore, for every credit security that Octagon analyzes, the investment team assigns proprietary credit ratings, liquidity ratings, collateral quality ratings, and documentation ratings. Octagon refreshes these internal ratings on an ongoing basis to identify buy and sell opportunities. The Octagon research method is robust, involving various key factors including the assessment of industry dynamics, competitive factors, performance history, deal sponsor, company management, cash flow estimates, liquidity, collateral values, quality, downside protection, capital structure, macroeconomic factors, technical supply and demand and potential political or regulatory influences.

XAI Octagon Floating Rate & Alternative Income Trust

INVESTMENT OBJECTIVE AND POLICIES
September 30, 2024 (Continued) (Unaudited)

Investment Process

Octagon employs a disciplined asset selection process based on fundamental credit analysis and collaborative investment team input to identify attractive relative value opportunities, while seeking to minimize downside risk and produce returns that outperform industry benchmarks. In evaluating potential investments, Octagon assesses industry dynamics and competitive environments, performance history and prospects, investment sponsors and management, projected cash flow generation, quality and value of underlying collateral, downside protection and relative value opportunities within an issuer’s capital structure.

Octagon seeks to identify investment opportunities in both the primary and secondary leveraged credit markets through rigorous industry and company analysis guided by information from issuers, underwriters, agents, and sales and trading desks. Identified investment opportunities are initially screened with a focus on the applicable industry. Octagon utilizes industry expertise, discussions with company management, independent research, relative value data, and input from Octagon investment professionals to efficiently extract information that facilitates credit judgments and recommendations. Octagon considers the business’ competitive position, its ability to generate cash flow, the character of its sponsor and management team, the resilience of the capital structure and the asset’s positioning within it, structural and covenant protection, and the value of collateral in the context of the risk premium offered, as well as macroeconomic backdrop, technical supply and demand, liquidity, industry dynamics, and political and regulatory influences.

With respect to existing portfolio positions, Octagon’s analysis is centered on any changes to the underlying credit or industry that would impact the risk/return attributes of the position, which may lead to a decision to sell an existing position.

Although Octagon’s investment process typically involves investment committee recommendation and approval of credits considered for investment, a limited amount of the Trust’s assets may be invested in short-term trading opportunities within the Trust’s investment policies and parameters that seek near-term favorable price movements. Such investments are sourced by traders and discussed with Octagon’s portfolio managers and principals but are not subject to Octagon’s investment committee review process as described above. The Trust typically does not hold such investments on a long-term basis and typically disposes of such investments within several weeks of their acquisition. It is expected that such investments will typically constitute less than 2% of the Trust’s Managed Assets.

Risk Management

Octagon dynamically manages the Trust’s portfolio based on its evolving credit market outlook in an effort to produce attractive risk-adjusted returns. The Octagon team meets several times each year to monitor portfolios using its robust review process and striving to manage risk via its proprietary internal credit rating and portfolio weighting system. The investment team has a set risk monitoring process which involves the following:

•	Relative Value Meetings to examine new market trends and discuss technical dynamics with a focus on recent price changes and price target revisions. At these meetings Octagon investment professionals discuss seeking the best loan and bond relative value and return ideas.
•	Loan & Bond Assets Meetings to discuss new leveraged loan and high yield bond issues and trading opportunities.
•	Team Network Exchange for daily real-time updates with mobile access to address earnings, news, trading levels, buy/sell recommendations and watch lists.
•	Full and Mini Portfolio Reviews to conduct credit review of all assets (full review) or lower-rated assets (mini review) in a single investment professional’s portfolio with a focus on action-oriented recommendations. The objective of these reviews is to affirm or change internal credit ratings and collateral grades.
•	Watch List Reviews and Meetings to examine and discuss credits on watch list.
•	Strategic Reviews to discuss credit cycle fundamentals and analyze macro factors including GDP, interest rate and default projections. Strategic reviews are designed to determine and forecast shifts in the economic cycle, evaluate the impact of the latest economic and market data and to determine tactical and strategic allocations.

Benchmark Index

The Trust’s opportunistic credit strategy seeks to outperform its primary benchmark, the Morningstar LSTA US Leveraged Loan 100 Index which is designed to measure the performance of the largest facilities in the leveraged loan market. The Morningstar LSTA US Leveraged Loan 100 Index is utilized by the Trust as a comparative measure only. The Trust may from time to time use additional benchmark indices to analyze certain aspects of the Trust’s performance. The Trust is actively managed and does not track any index. Index information is not meant to represent the performance of the Trust or its underlying investments.

THE TRUST’S INVESTMENTS

The Trust’s investment portfolio may consist of investments in the following types of securities. There is no guarantee the Trust will buy all of the types of securities or use all of the investment techniques that are described herein.

Collateralized Loan Obligations

The Trust may invest in CLO securities, including debt and subordinated (i.e., residual or equity) CLO securities. A CLO vehicle generally is an entity that is formed to hold a portfolio consisting principally (typically, 80% or more of its assets) of loan obligations. The loan obligations within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. A CLO issues various classes or “tranches” of securities. Each tranche has different payment characteristics and different credit ratings. These tranches are generally categorized as senior, mezzanine, or subordinated/equity, according to their degree of risk. The key feature of the CLO structure is the prioritization of the cash flows from a pool of securities among the several tranches of the CLO. As interest payments are received, the CLO makes contractual interest payments to each tranche of debt based on its seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated tranche (often referred to as the “residual” or “equity” tranche). The contractual provisions setting out this order of payments are set out in detail in the relevant CLO’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine the terms of payment of any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests that must be complied with, which are different for each CLO.

XAI Octagon Floating Rate & Alternative Income Trust

INVESTMENT OBJECTIVE AND POLICIES
September 30, 2024 (Continued) (Unaudited)

The Trust invests in CLO securities issued by CLOs that principally hold senior secured loans (“Senior Loans”), diversified by industry and borrower. It is also possible that the underlying obligations of CLOs in which the Trust invests will include (i) second lien and/or subordinated loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in senior loans. The cash flows on the underlying obligations will primarily determine the payments to holders of CLO securities. CLO securities may have floating interest rates, fixed interest rates or, in the case of subordinated CLO securities, no set interest rate (but rather participate in residual cash flows of the relevant CLO). The rated tranches of CLO securities are generally assigned credit ratings by one or more nationally recognized statistical rating organizations (whether or not such tranches are issued as part of a component of a composite instrument with one or more other instruments). The subordinated tranche does not receive a rating. The transaction documents relating to the issuance of CLO securities impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements.

CLO securities are generally limited recourse obligations of the CLO payable solely from the underlying assets of the CLO or the proceeds thereof. Consequently, holders of CLO securities must rely solely on distributions on the underlying assets or proceeds thereof for payment in respect thereof. The cash flows generated by the underlying obligations held in a CLO’s portfolio will generally determine the interest payments on CLO securities. Payments to holders of tranched CLO securities are made in sequential order of priority.

CLO Subordinated Notes

The Trust may invest in subordinated notes issued by a CLO (often referred to as the “residual,” “equity” or “subordinated” tranche), which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO subordinated notes generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes. The subordinated notes are not guaranteed by another party. The subordinated tranche is typically unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. The subordinated tranche of a CLO represents the first loss position in the CLO, meaning that it is generally required to absorb the CLO’s losses before any of the CLO’s other tranches, yet it also has the lowest level of payment priority among the CLO’s tranches. The subordinated tranche is typically the riskiest of CLO investments.

Senior Loans

Senior secured loans are typically made to U.S. and, to a lesser extent, large non-U.S. corporations, partnerships, limited liability companies and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans rated below investment grade are sometimes referred to as “leveraged loans.”

Senior Loans generally hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and holders of equity of the Borrower. Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral (subject to typical exceptions), including, but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan.

A Borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the “Loan Agreement”). In a typical Senior Loan, an administrative agent (the “Agent”) administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Trust will generally rely upon the Agent or an intermediate participant to receive and forward to the Trust its portion of the principal and interest payments on the Senior Loan. Additionally, the Trust normally will rely on the Agent and the other loan investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.

Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease. These base lending rates are primarily the Secured Overnight Financing Rate (SOFR) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or the Securities Exchange Act of 1934 (the “Exchange Act”) and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Sub-Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, when investing in Senior Loans the Trust will be particularly dependent on the credit analysis of the Sub-Adviser.

XAI Octagon Floating Rate & Alternative Income Trust

INVESTMENT OBJECTIVE AND POLICIES
September 30, 2024 (Continued) (Unaudited)

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. Any secondary market for Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in the net asset value of Common Shares. In addition, the Trust may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Trust could sell such loans if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. A limited supply or relative illiquidity of Senior Loans may adversely affect the Trust’s ability to achieve its investment objective.

The Trust may purchase and retain in its portfolio Senior Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Trust may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Trust may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Trust may include covenant waiver fees, covenant modification fees or other amendment fees.

Direct Assignments

The Trust generally will seek to purchase Senior Loans on a direct assignment basis. If the Trust purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the Loan Agreement of the assigning lender and becomes a lender under the Loan Agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Trust. For example, if such loan is foreclosed, the Trust could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participants

The Trust may also acquire in participations in Senior Loans. The participation by the Trust in a lender’s portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such lender, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other investors through set-off against the Borrower and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation. In the event of the insolvency of the entity selling a participation, the Trust may be treated as a general creditor of such entity. The selling entity and other persons interpositioned between such entity and the Trust with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in these industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee’s monetary policy, governmental regulations concerning these industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Senior Lien and Subordinated Loans

The Trust may also invest in second lien and subordinated secured loans. Second lien and subordinated secured loans generally have similar characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. The Trust may purchase interests in second lien and subordinated secured loans through assignments or participations.

Unsecured Loans

Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, second lien loans and subordinated secured loans. Unsecured loans may have fixed or floating rate interest payments. Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to Senior Loans, second lien loans and subordinated secured loans discussed above. The Trust may purchase interests in unsecured loans through assignments or participations.

Corporate Bonds

Corporate bonds typically pay a fixed rate of interest and must be repaid on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter- term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

XAI Octagon Floating Rate & Alternative Income Trust

INVESTMENT OBJECTIVE AND POLICIES

September 30, 2024 (Continued) (Unaudited)

Stressed, Distressed And Defaulted Investments

The Trust may invest in loans, debt securities and other instruments of companies undergoing, or that have recently completed, bankruptcies, reorganizations, insolvencies, liquidations or other fundamental changes or similar proceedings or other stressed issuers. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which will be less than the purchase price to the Trust of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Trust may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Trust may invest, there is a potential risk of loss by the Trust of its entire investment in such companies.

The Trust may invest in loans, debt securities and other instruments that are in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Trust. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy bankruptcy or other reorganization proceedings, during which the issuer might not make any interest or other payments.

Distressed and defaulted instruments generally present the same risks as investment in below investment grade instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. Distressed instruments present a risk of loss of principal value, including potentially a total loss of value. Distressed instruments may be highly illiquid and the prices at which they may be sold may represent a substantial discount to what the Sub-Adviser believes to be their ultimate value.

Variable, Floating, And Fixed Rate Debt Obligations

Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month LIBOR, the prime rate of a bank, the commercial paper rates, or the longer term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. If the Sub-Adviser incorrectly forecasts interest rate movements, the Trust could be adversely affected by use of variable and floating rate securities. In addition, the Trust invests in CLO subordinated notes. CLO subordinated notes do not have a fixed coupon and payments on CLO subordinated notes will be based on the income received from the underlying collateral and the payments made to the secured notes, both of which may be based on floating rates.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Short Sales

The Trust may engage in short sales of credit instruments and exchange-traded funds (“ETFs”) in an amount not to exceed 10% of its Managed Assets. to the extent the Sub-Adviser deems it advisable in connection with the Trust’s investments or as opportunistic investments. A short sale is a transaction in which the Trust sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Trust arranges through a broker to borrow the securities and, in so doing, the Trust becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Trust intends to replace the securities at a lower price at a later date and therefore profit from the difference between the cost to replace the securities and the proceeds received from the earlier sale of the securities. When the Trust makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker, and will accrue interest, until the Trust replaces the borrowed securities. The Trust may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Trust’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Trust will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale.

The Trust may use derivative transactions, including futures, options, swaps, credit default swaps, total return swaps, forward sales or other transactions, to effectuate short exposure in the portfolio.

Other Investment Companies

As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing in other investment companies. The Trust may invest in mutual funds, closed-end funds and exchange-traded funds. Under the 1940 Act, the Trust generally may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. However, pursuant to certain exemptions set forth in the 1940 Act and the rules and regulations promulgated thereunder, the Trust may invest in excess of this limitation provided that certain conditions are met. Further, on October 7, 2020, the SEC adopted Rule 12d1-4, which changed the regulation of investments in other investment companies. Rule 12d1-4 permits closed-end funds to invest in other investment companies in excess of the 1940 Act limits, including those described above, subject to certain conditions.

Investments in other investment companies involve operating expenses and fees at the other investment company level that are in addition to the expenses and fees borne by the Trust and are borne indirectly by Common Shareholders. For purposes of the Trust’s policy of investing at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments, the Trust will include the value of its investments in other investment companies that invest at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in floating rate credit instruments or other structured credit investments.

XAI Octagon Floating Rate & Alternative Income Trust

INVESTMENT OBJECTIVE AND POLICIES

September 30, 2024 (Continued) (Unaudited)

Derivative Transactions

The Trust may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivatives are financial instruments the value of which is derived from a reference instrument. The Trust may engage in a variety of derivatives transactions, including options, swaps, swaptions, futures contracts, options on futures contracts and forward currency contracts and options on forward currency contracts. The Trust may purchase and sell exchange-listed, centrally cleared and off-exchange derivatives. If a derivative is centrally cleared, a central clearing entity stands between the two parties to the trade as counterparty to each. The Trust may utilize derivatives that reference one or more securities, indices, commodities, currencies or interest rates. In addition, the Trust may utilize new techniques, transactions, instruments or strategies that are developed or permitted as regulatory changes occur. Derivatives may allow the Trust to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. If the Trust invests in a derivative for speculative purposes, the Trust will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial economic leverage and consequently substantial volatility.

There is no assurance that these derivative strategies will be available at any time, that the Sub-Adviser will determine to use them for the Trust or, if used, that the strategies will be successful.

Options

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of a call option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The writer of a put option has the obligation upon exercise of the option to pay the exercise price upon delivery of the underlying security. The Trust may buy, sell and write exchange-traded and off-exchange call and put options.

If an option written by the Trust expires unexercised, the Trust realizes on the expiration date a capital gain equal to the premium the Trust received at the time the option was written. If an option purchased by the Trust expires unexercised, the Trust realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Trust desires.

The Trust may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Trust will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Trust will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Trust will realize a capital gain or, if it is less, the Trust will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The Trust may buy or write straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Trust’s immediate obligations. The Trust may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Trust will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Trust may “cover” its obligations when it writes call options or put options. In the case of a call option on a credit instrument or other security, the option is covered if the Trust owns the instrument underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated by its custodian) upon conversion or exchange of other instruments held by the Trust.

A call option written on an instrument is also “covered” if the Trust does not hold the underlying instrument or have the right to acquire it (a so- called “naked” call option), but the Trust segregates liquid assets in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis.

For a call option on an index, the option is covered if the Trust segregates liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Trust holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated liquid assets. A put option on a security or an index is covered if the Trust segregates liquid assets equal to the exercise price. A put option is also covered if the Trust holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Trust’s investment restrictions concerning senior securities and borrowings.

A put option written by the Trust is “covered” if the Trust segregates liquid assets equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated liquid assets.

XAI Octagon Floating Rate & Alternative Income Trust

INVESTMENT OBJECTIVE AND POLICIES

September 30, 2024 (Continued) (Unaudited)

Futures and Options on Futures

The Trust may buy, sell and write futures contracts that relate to: interest rates, credit instruments and related indices, volatility indices, credit-linked notes and individual stocks and stock indices.

A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Trust purchases or sells a security, no price is paid or received by the Trust upon the purchase or sale of a futures contract. Initially, the Trust will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Trust as unrealized gains or losses. At any time prior to expiration of the futures contract, the Trust may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Trust, and the Trust realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Trust, the Trust may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Trust. Futures transactions also involve brokerage costs and the Trust may have to segregate additional liquid assets in accordance with applicable SEC requirements under the 1940 Act.

The Trust also may buy and write options on the futures contracts in which it may invest (“futures options”) and may buy or write straddles, which consist of a call and a put option on the same futures contract. A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call futures option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put futures option, the opposite is true. The Trust will only write futures options and straddles which are “covered.” This means that, when writing a call option, the Trust must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Trust must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated liquid assets. When writing a put option, the Trust must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Trust’s immediate obligations. The Trust may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Trust will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Swaps

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). The “notional amount” of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Trust’s obligations (or rights) under a swap agreement generally will be equal only to the “net amount” to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.

Credit Default Swaps

The Trust may enter into credit default swap agreements and similar agreements. Among other purposes, credit default swaps provide investment exposure to changes in credit spreads and relative interest rates. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Trust (including a “basket” of securities representing an index). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Trust may be either the buyer or seller in the transaction. If the Trust is a buyer and no credit event occurs, the Trust recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Trust may elect to receive the full notional value of the swap in exchange for delivery of an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Trust generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

XAI Octagon Floating Rate & Alternative Income Trust

INVESTMENT OBJECTIVE AND POLICIES

September 30, 2024 (Continued) (Unaudited)

Total Return Swaps

The Trust may enter into total return swaps. Total return swaps are used as substitutes for owning a particular physical security, or the securities comprising a given market index, or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of the total return on the security, index or other instrument underlying the swap, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Trust with the additional flexibility of gaining exposure to a particular security or index by using the most cost-effective vehicle available. Total return swaps provide the Trust with the opportunity to actively manage the cash maintained by the Trust as a result of not having to purchase the actual securities or other instruments underlying the swap. The cash backing total return swaps is actively managed to seek to earn a return in excess of the floating rate paid on the swap.

Interest Rate Swaps

Interest rate swaps involve the exchange by the Trust with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

Currency Swaps

Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

Swaptions

The Trust may enter into “swaptions,” which are options on swap agreements. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Trust may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Trust generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Trust purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Trust writes a swaption, upon exercise of the option the Trust will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities

Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivatives and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Trust would receive. The Trust’s investments in these instruments are indirectly subject to the risks associated with derivatives, including, among others, counterparty risk, credit risk and leverage risk. There may be no established trading market for these securities.

Synthetic Investments

As an alternative to holding investments directly, the Trust may also obtain investment exposure to investments in which the Trust may invest directly through the use of derivative instruments. The Trust may utilize swaps, options, forwards, notional principal contracts or other derivative instruments to replicate, modify or replace the economic attributes associated with an investment in which the Trust may invest directly. To the extent that the Trust invests in synthetic investments with economic characteristics similar to floating rate instruments or other structured credit investments, the value of such investments will be counted for purposes of the Trust’s policy of investing at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments.

Unfunded Commitments

From time to time, the Trust’s investments may involve unfunded commitments, which are contractual obligations of the Trust to make loans up to a specified amount at future dates. Certain of the loan participations or assignments acquired by the Trust may involve unfunded commitments of the lenders or revolving credit facilities under which a Borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Trust would have an obligation to provide its portion of such additional borrowings when drawn upon in the future, upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Trust to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid)..

Equity Securities

Incidental to the Trust’s investments in credit instruments, the Trust may acquire or hold equity securities, or warrants to purchase equity securities, of a Borrower or issuer. Equity securities held by the Trust may include common equity securities and preferred securities. Common stock represents an equity ownership interest in a company. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. The equity interests held by the Trust, if any, may not pay dividends or otherwise generate income.

XAI Octagon Floating Rate & Alternative Income Trust

INVESTMENT OBJECTIVE AND POLICIES

September 30, 2024 (Continued) (Unaudited)

Temporary Defensive Investments

During periods in which the Sub-Adviser believes that changes in economic, financial or political conditions make it advisable to maintain a temporary defensive posture, or in order to keep the Trust’s cash fully invested, including the period during which the net proceeds of an offering of securities are being invested, the Trust may, without limitation, hold cash or invest its assets in in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury bonds and repurchase agreements in respect of those instruments. Short- term investments in which the Trust may invest including obligations of the U.S. Government, its agencies or instrumentalities; commercial paper; and certificates of deposit and bankers’ acceptances. During a temporary defensive period, the Trust may also invest in shares of money market mutual funds. Money market mutual funds are investment companies. As a shareholder in a mutual fund, the Trust will bear its ratable share of its expenses, including management fees. There can be no assurance that such strategies will be successful. The Trust may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.

U.S. Government Securities

U.S. government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following:

(i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Trust also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, the Trust will invest in obligations issued by these instrumentalities only if the Sub-Adviser determines that the credit risk with respect to such obligations is minimal.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS

September 30, 2024 (Unaudited)

Investors should consider the following risk factors and special considerations associated with investing in the Trust. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Trust’s investments and a shareholder’s investment in the Trust to elevated investment risk, including the possible loss of your entire investment.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Trust. The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods of time. For example, the risks of a borrower’s default or bankruptcy or non-payment of scheduled interest or principal payments from senior floating rate interests held by the Trust are especially acute under these conditions. Furthermore, interest rates and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify the Trust’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance. Moreover, the Trust’s investments in asset-backed securities are subject to many of the same risks that are applicable to investments in securities generally, including interest rate risk, credit risk, foreign currency risk, below-investment grade securities risk, financial leverage risk, prepayment and regulatory risk, which would be elevated under the foregoing circumstances.

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Trust’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Trust to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Trust in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Adviser potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Trust’s service providers and market intermediaries.

Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of distributions. A prospective investor should invest in the Common Shares only if the investor can sustain a complete loss in its investment.

Market Discount Risk

Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. Although the value of the Trust’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares. Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their Common Shares soon after the completion of a public offering, as the net asset value of the Common Shares will be reduced immediately following an offering as a result of the payment of certain offering costs. Common Shares of the Trust are designed primarily for long-term investors; investors in Common Shares should not view the Trust as a vehicle for trading purposes.

Below Investment Grade Securities Risk

The Trust invests primarily in below investment grade credit instruments, which are commonly referred to as “high-yield” securities or “junk” bonds. Investment in securities of below investment grade quality involves substantial risk of loss, the risk of which is particularly high in volatile market conditions. Securities of below investment grade quality are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers face ongoing uncertainties and exposure to adverse business, financial or economic conditions and are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values of certain below investment grade securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities, which could result in the Trust being unable to sell such securities for an extended period of time, if at all. The market for high-yield securities has historically been subject to disruptions that have caused substantial volatility in the prices of such securities. Consolidation in the financial services industry has resulted in there being fewer market makers for high-yield securities, which may result in further risk of illiquidity and volatility with respect to high-yield securities, and this trend may continue in the future. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because of the substantial risks associated with investments in below investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short- term and the long-term.

The ratings of Moody’s, S&P, Fitch and other nationally recognized statistical rating organizations (“NRSRO”) represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. To the extent that the Trust invests in securities that have not been rated by an NRSRO, the Trust’s ability to achieve its investment objectives will be more dependent on the Sub-Adviser’s credit analysis than would be the case when the Trust invests in rated securities.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS

September 30, 2024 (Continued) (Unaudited)

The Trust may invest in securities rated in the lower rating categories (rated Caa1/CCC+ or below, or unrated but judged to be of comparable quality by the Sub- Adviser). For these securities, the risks associated with below investment grade instruments are more pronounced. Investments in the securities of financially distressed issuers involve substantial risks. See “Risks—Stressed and Distressed Investments Risk.”

Structured Credit Instruments Risk

Holders of structured credit instruments bear risks of the underlying investments, index or reference obligation as well as risks associated with the issuer of the instrument, which is often a special purpose vehicle, and may also be subject to counterparty risk. As an investor in structured credit instruments, the Trust typically will have the right to receive payments only from the issuer of the structured credit instrument, and generally would not have direct rights against the issuer of or entity that sold the underlying assets. While certain structured credit instruments enable the Trust to obtain exposure to a pool of credit instruments without the brokerage and other expenses associated with directly holding the same instruments, investors in structured credit instruments generally pay their share of the administrative and other expenses of the issuer of the instrument. The prices of indices and instruments underlying structured credit instruments, and, therefore, the prices of structured credit instruments, will be influenced by, and will rise and fall in response to, the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured credit instrument uses shorter term financing to purchase longer term instruments, the issuer may be forced to sell its instruments at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured credit instruments owned by the Trust. Certain structured credit instruments may be thinly traded or have a limited trading market.

The Trust may invest in structured credit instruments collateralized by low grade or defaulted loans or securities. Investments in such structured credit instruments are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk.

The Trust may invest in senior classes and subordinated classes, including residual or equity interests, issued by structured credit vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets.

CLO Risk

CLOs often involve risks that are different from or more acute than risks associated with other types of credit instruments, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO junior debt tranches and CLO subordinated notes will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

There may be less information available to the Trust regarding the underlying investments held by CLOs than if the Trust had invested directly in credit securities of the underlying issuers. Trust shareholders will not know the details of the underlying investments of the CLOs in which the Trust invests. Due to their often complicated structures, various CLOs may be difficult to value and may constitute illiquid investments. In addition, there can be no assurance that a liquid market will exist in any CLO when the Trust seeks to sell its interest therein. Moreover, the value of CLOs may decrease if the ratings agencies reviewing such securities revise their ratings criteria and, as a result, lower their original rating of a CLO in which the Trust has invested. Further, the complex structure of the security may produce unexpected investment results. Also, it is possible that the Trust’s investment in a CLO will be subject to certain contractual limitations on transfer.

The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLOs, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Therefore, changes in the market value of the Trust’s CLO investments could be greater than the change in the market value of the underlying instruments.

The Trust invests in CLO securities issued by CLOs that principally hold Senior Loans. As a result, as an investor in such CLOs, the Trust is subject to the risk of default on the Senior Loans by the Borrowers. While interest rates remain below historical averages, the Federal Reserve has recently implemented several increases to the Federal Funds rate. Increases in interest rates may adversely impact the ability of Borrowers to meet interest payment obligations on Senior Loans held by a CLO and increase the likelihood of default. Although a CLO’s holdings are typically diversified by industry and borrower, an increase in interest rates coupled with a general economic downturn may result in an increase in defaults on Senior Loans across various sectors of the economy. See “Risks—Senior Loan Risk” for a discussion of risks related to Senior Loans.

CLOs in which the Trust invests in may hold underlying instruments that are concentrated in a limited number of industries or borrowers. A downturn in any particular industry or borrower in which a CLO is heavily invested may subject that vehicle, and in turn the Trust, to a risk of significant loss and could significantly impact the aggregate returns realized by the Trust.

Investments in primary issuances of CLO securities may involve certain additional risks. Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO subordinated notes and could result in early redemptions which may cause CLO debt and subordinated note investors to receive less than face value of their investment.

The failure by a CLO to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to securityholders, including the Trust. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments that holders of junior debt and subordinated securities would otherwise be entitled to receive.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS

September 30, 2024 (Continued) (Unaudited)

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. Such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. In addition, the volume of new CLO issuances varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

The Trust invests in CLO debt and subordinated (i.e., residual or equity) securities. While the Trust may invest in CLO debt securities having any rating, the Trust currently intends to focus its investments in CLO debt securities that are rated below investment grade. CLO subordinated notes are generally not rated. Below investment grade and unrated instruments are often referred to as “junk” bonds and are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. See “Risks—Below Investment Grade Securities Risk.”

Restructuring of Investments Held by CLOs. The manager of a CLO has broad authority to direct and supervise the investment and reinvestment of the investments held by the CLO, which may include the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the collateral management agreement. During periods of economic uncertainty and recession, the incidence of amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings will change the terms of the investments and in some cases may result in the CLO holding assets not meeting the CLO’s criteria for investments. This could adversely impact the coverage tests under an indenture governing the notes issued by the CLO. Any amendment, waiver, modification or other restructuring that reduces the CLO’s compliance with certain financial tests will make it more likely that the CLO will need to utilize cash to pay down the unpaid principal amount of secured notes to cure any breach in such test instead of making payments on subordinated notes. Any such use of cash would reduce distributions available and delay the timing of payments to the Trust.

The Trust cannot be certain that any particular restructuring strategy pursued by the CLO manager will maximize the value of or recovery on any investment. Any restructuring can fundamentally alter the nature of the related investment, and restructurings are not subject to the same underwriting standards that are employed in connection with the origination or acquisition of investments. Any restructuring could alter, reduce or delay the payment of interest or principal on any investment, which could delay the timing and reduce the amount of payments made to the Trust. Restructurings of investments might also result in extensions of the term thereof, which could delay the timing of payments made to the Trust.

If as a result of any such restructurings, the Sub-Adviser determines that continuing to hold instruments issued by such CLO is no longer in the best interest of the Trust, the Sub-Adviser may dispose of such CLO instruments. In certain instances, the Trust may be unable to dispose of such investments at advantageous prices and/or may be required to reinvest the proceeds of such disposition in lower-yielding investments.

CLO Management Risk. The activities of any CLO in which the Trust may invest will generally be directed by a collateral manager. In the Trust’s capacity as holder of CLO securities, the Trust is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of that CLO. Consequently, the success of any CLOs in which the Trust invests will depend, in large part, on the financial and managerial expertise of the collateral manager’s investment professionals. Subject to certain exceptions, any change in the investment professionals of the collateral manager will not present grounds for termination of the collateral management agreement. In addition, such investment professionals may not devote all of their professional time to the affairs of the CLOs in which the Trust invests. There can be no assurance that for any CLO, in the event that underlying instruments are prepaid, the collateral manager will be able to reinvest such proceeds in new instruments with equivalent investment returns. If the collateral manager cannot reinvest in new instruments with equivalent investment returns, the interest proceeds available to pay interest on the CLO securities may be adversely affected.

The transaction documents relating to the issuance of CLO securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO securities. Furthermore, CLO securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over- collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

The CLOs in which the Trust invests are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, the Trust is not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

The terms of CLOs set forth in their applicable transaction documents, including with respect to collateralization and/or interest coverage tests and asset eligibility criteria, may vary from CLO to CLO. Similarly the terms of the Senior Loans that constitute the underlying assets held by CLOs may vary. The Senior Loan and/ or CLO market and loan market may evolve in ways that result in typical terms being less protective for the holders of CLO securities. As a result, the Trust will be reliant upon the Sub-Adviser’s ability to obtain and evaluate the terms of the CLOs in which the Trust invests, the terms of and creditworthiness of the borrowers with respect to the underlying assets held by those CLOs and information about the collateral managers of the CLOs.

CLO Interest Rate Risk. Although senior secured loans are generally floating rate instruments, the Trust’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO subordinated notes. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS

September 30, 2024 (Continued) (Unaudited)

Because CLOs generally issue debt on a floating rate basis, an increase in SOFR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have SOFR floors such that, when SOFR is below the stated SOFR floor, the stated SOFR floor (rather than SOFR itself) is used to determine the interest payable under the loans. Therefore, if SOFR increases but stays below the average SOFR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to holders of the CLO subordinated notes.

Many underlying corporate borrowers can elect to pay interest based on 1-month SOFR, 3-month SOFR and/or other rates in respect of the loans held by CLOs in which we are invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month SOFR plus a spread. The 3-month SOFR currently exceeds the 1-month SOFR by a significant amount, which may result in many underlying corporate borrowers electing to pay interest based on 1-month SOFR. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s subordinated note tranche. Unless spreads are adjusted to account for such increases, these negative impacts may worsen to the extent the amount by which the 3-month SOFR exceeds the 1-month SOFR increases.

CLO Subordinated Notes Risk

The Trust may invest in subordinated notes issued by a CLO (often referred to as the “residual,” “equity” or “subordinated” tranche), which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO subordinated notes generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes. The subordinated notes are not guaranteed by another party. Subordinated notes are subject to greater risk that the senior notes issued by the CLO. CLOs are typically highly levered, utilizing up to approximately 10 times leverage, and therefore subordinated notes are subject to a higher risk of total loss. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet the Trust’s expectations.

CLOs typically have no significant assets other than their underlying instruments. Accordingly, payments on CLO investments are and will be payable solely from the cash flows from such instruments, net of all management fees and other expenses. CLOs generally may make payments on subordinated notes only to the extent permitted by the payment priority provisions of an indenture governing the notes issued by the CLO. CLO indentures generally provide that principal payments on subordinated notes may not be made on any payment date unless all amounts owing under secured notes are paid in full. In addition, if a CLO does not meet the asset coverage tests or the interest coverage test set forth in the indenture governing the notes issued by the CLO, cash would be diverted from the subordinated notes to first pay the secured notes in amounts sufficient to cause such tests to be satisfied.

The subordinated notes are unsecured and rank behind all of the secured creditors, known or unknown, of the issuer, including the holders of the secured notes it has issued. Consequently, to the extent that the value of the issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the subordinated notes realized at their redemption could be reduced. Accordingly, the subordinated notes may not be paid in full and may be subject to up to 100% loss. As a result, relatively small numbers of defaults of instruments underlying CLOs in which the Trust holds subordinated notes may adversely impact the Trust’s returns.

The market value of subordinated notes may be significantly affected by a variety of factors, including changes in the market value of the investments held by the issuer, changes in distributions on the investments held by the issuer, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and other risks associated with those investments. The leveraged nature of subordinated notes are likely to magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments. The Trust must be prepared to hold subordinated notes for an indefinite period of time or until their stated maturity.

CLO subordinated notes do not have a fixed coupon and payments on CLO subordinated notes will be based on the income received from the underlying collateral and the payments made to the secured notes, both of which may be based on floating rates. While the payments on CLO subordinated notes will be variable, CLO subordinated notes may not offer the same level of protection against changes in interest rates as other floating rate instruments. An increase in interest rates would materially increase the financing costs of CLOs. Since underlying instruments held by a CLO may have SOFR floors, there may not be corresponding increases in investment income to the CLO (if SOFR increases but stays below the SOFR floor rate of such instruments) resulting in smaller distribution payments on CLO subordinated notes.

Subordinated notes are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for subordinated notes, and the Trust may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that it determines to sell them. Since 2007, subordinated notes issued in securitization transactions generally have experienced historically high volatility and significant fluctuations in market value. Additionally, some potential buyers of such notes may view securitization products as an inappropriate investment, thereby reducing the number of potential buyers and/or potentially affecting liquidity in the secondary market.

Subordinated notes are subject to certain transfer restrictions and can only be transferred to certain specified transferees. The issuer may, in the future, impose additional transfer restrictions to comply with changes in applicable law. Restrictions on the transfer of subordinated notes may further limit their liquidity. Investments in CLO subordinated notes may have complicated accounting and tax implications.

Corporate Credit Investment Risk

Corporate debt instruments pay fixed, variable or floating rates of interest. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. The value of fixed-income securities in which the Trust invests will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of creditworthiness, political stability or soundness of economic policies. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

XAI Octagon Floating Rate & Alternative Income Trust

RISKS

September 30, 2024 (Continued) (Unaudited)

The reorganization of an issuer under the Federal or other bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity. Fixed income securities generally are not traded on exchanges. The off-exchange market may be illiquid and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable.

Senior Loan Risk

Senior Loans are generally of below investment grade credit quality and therefore are subject to greater risks than investment grade corporate obligations. The prices of these investments may be volatile and will generally fluctuate due to a variety of factors that are inherently difficult to predict, including, but not limited to, changes in interest rates, prevailing credit spreads, general economic conditions, financial market conditions,

U.S. and non-U.S. economic or political events, developments or trends in any particular industry, and the financial condition of certain Borrowers. Additionally, Senior Loans have significant liquidity and market value risks since they are not traded in organized exchange markets but are traded by banks and other institutional counterparties. Furthermore, because such loans are privately syndicated and the applicable loan agreements are privately negotiated and customized, such loans are not purchased or sold as easily as publicly listed securities.

While such loans are generally intended to be secured by collateral, losses could result from default and foreclosure. Therefore, the value of the underlying collateral, the creditworthiness of the Borrower and the priority of the lien are each of great importance. The Adviser and the Sub-Adviser cannot guarantee the adequacy of the protection of the Trust’s interests. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Trust will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. Furthermore, the Adviser and the Sub-Adviser cannot assure investors that claims may not be asserted that might interfere with enforcement of the Trust’s rights. In the event of a foreclosure, the Trust may assume direct ownership of the underlying collateral. The liquidation proceeds upon sale of collateral may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the Borrower. Such Senior Loans involve a greater risk of loss.

Increases in interest rates may adversely impact the ability of Borrowers to meet interest payment obligations and/or refinance their outstanding Senior Loans on attractive terms, which may adversely impact Borrowers and increase defaults on Senior Loans. The terms and covenants of Senior Loans may vary, and market expectations for such terms and covenants may change over time. More permissive covenants, with respect to the financial condition, operations and use of collateral by Borrowers, may provide Borrowers with additional flexibility, which may reduce the likelihood of default, but may also reduce the extent to which the holders of Senior Loans can recover in the event of a default. In the event of an economic downturn, recoveries upon default of Senior Loans may be less than in past market cycles.

The Trust may invest in, or obtain exposure to, Senior Loans that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan held by the Trust begin to deteriorate in quality, the Trust’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Trust’s ability to seek to recover its investment.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Trust may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser and the Sub-Adviser, do not represent fair value. If the Trust attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Trust could receive for the Senior Loan may be adversely affected. In November 2022, the SEC proposed rule amendments which, among other things, would amend the liquidity rule framework for open-end funds. While the proposal is not directly applicable to the Trust, if the rule amendments are adopted as proposed, they could have a negative impact on the market for loans as open-end funds subject to the rule exit the market. The nature and extent of the proposal’s impact will not be known unless and until any final rulemaking is adopted.

Second Lien Loans Risk

Second lien loans are secured by liens on the collateral securing the loan that are subordinated to the liens of at least one other class of obligations of the related obligor, and thus, the ability of the Trust to exercise remedies after a second lien loan becomes a defaulted loan is subordinated to, and limited by, the rights of the senior creditors holding such other classes of obligations. In many circumstances, the Trust may be prevented from foreclosing on the collateral securing a second lien loan until the related senior loan is paid in full. Moreover, any amounts that might be realized as a result of collection efforts or in connection with a bankruptcy or insolvency proceeding involving a second lien loan must generally be turned over to the senior secured lender until the senior secured lender has realized the full value of its own claims. In addition, certain of the second lien loans may contain provisions requiring the Trust’s interest in the collateral to be released in certain circumstances. These lien and payment obligation subordination provisions may materially and adversely affect the ability of the Trust to realize value from second lien loans.

Unsecured Loan Risk

Unsecured loans do not benefit from any security interest in the assets of the Borrower. Liens on such Borrowers’ assets, if any, will secure the applicable Borrower’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the Borrower under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before repayment of unsecured instruments held by the Trust. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Trust’s unsecured obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then the Trust’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the borrower’s remaining assets, if any.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS
September 30, 2024 (Continued) (Unaudited)

Loan Participation and Assignment Risk

The Trust may purchase Senior Loans, second lien loans and unsecured loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Trust may also purchase, without limitation, participations in Senior Loans, second lien loans and unsecured loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Trust will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Trust may not be able to conduct the same due diligence on the Borrower with respect to a loan that the Trust would otherwise conduct. In addition, as a holder of the participations, the Trust may not have voting rights or inspection rights that the Trust would otherwise have if it were investing directly in the loan, which may result in the Trust being exposed to greater credit or fraud risk with respect to the Borrower. Investments in bank loans may not be securities as defined within the Securities Act and therefore may not have the protections afforded by the federal securities laws.

Illiquid Investments Risk

The Trust may invest in restricted, as well as thinly traded, instruments and securities (including privately placed securities and instruments that are subject to Rule 144A). There may be no trading market for these securities and instruments, and the Trust might only be able to liquidate these positions, if at all, at disadvantageous prices. As a result, the Trust may be required to hold such securities despite adverse price movements. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Trust invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations.

Certain stressed and distressed investments, for various reasons, may not be capable of an advantageous disposition prior to the date the Trust is to be dissolved. The Trust may be required to sell, distribute in kind or otherwise dispose of investments at a disadvantageous time as a result of any such dissolution.

Stressed and Distressed Investments Risk

The Trust may invest in stressed and distressed credit instruments. The ability of the Trust to obtain a profit from these investments may often depend upon factors that are intrinsic to the particular issuer, rather than the market as a whole. Appreciation in the value of such investments may be contingent upon the occurrence of certain events, such as a successful reorganization or merger. If the expected event does not occur, the Trust may incur a loss on the position. Stressed and distressed investments may have a limited trading market, resulting in limited liquidity and presenting difficulties to the Trust in valuing its positions. Stressed and distressed investments by the nature of their issuers’ leveraged capital structures, will involve a high degree of financial risk. These investments may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. In addition, these investments may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make payments on the subordinated securities and result in defaults on and declines in the value of such securities more quickly than in the case of the senior obligations of such issuer.

Uncertain Exit Strategies. Due to the illiquid nature of many stressed and distressed investments, as well as the uncertainties of the reorganization and active management process, the Sub-Adviser may be unable to predict with confidence what the exit strategy will ultimately be for any given position, or that one will definitely be available. Exit strategies that appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized, due to economic, legal, political or other factors.

Control Position Risk. Certain stressed and distressed investment opportunities may allow a holder to have significant influence on the management, operations and strategic direction of the portfolio companies in which it invests. The exercise of control and/or significant influence over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management and other types of liability in which the limited liability generally characteristic of business operations may be ignored. The exercise of control and/or significant influence over a portfolio company could expose the assets of the Trust to claims by such portfolio company, its securities holders and its creditors. While the Sub-Adviser intends to manage the Trust in a way that will minimize exposure to these risks, the possibility of successful claims cannot be precluded.

Leverage Risk

The Trust utilizes leverage to seek to enhance total return and income. The Trust currently utilizes leverage through (i) the issuance of Indebtedness and (ii) the issuance of Preferred Shares. There can be no assurance that the Adviser’s and the Sub-Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.

The use of leverage by the Trust will cause the net asset value of the Common Shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value, market price and dividend rate of the Common Shares is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the net asset value and market price of the Common Shares than if the Trust were not leveraged.

Leverage will increase operating costs, which may reduce total return. The Trust will have to pay interest on its Indebtedness, if any, which may reduce the Trust’s return. This interest expense may be greater than the Trust’s return on the underlying investment, which would negatively affect the performance of the Trust. Increases in interest rates that the Trust must pay on its Indebtedness will increase the cost of leverage and may reduce the return to Common Shareholders.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS
September 30, 2024 (Continued) (Unaudited)

Certain types of Indebtedness subject the Trust to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by the Trust also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

The Trust may have leverage outstanding during a shorter-term period during which such leverage may not be beneficial if the Trust believes that the long-term benefits of such leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such leverage. However, there can be no assurance that the Trust’s judgment in weighing such costs and benefits will be correct.

During the time in which the Trust is utilizing leverage, the amount of the fees paid to the Adviser, and thereby to the Sub-Adviser, for investment advisory services will be higher than if the Trust did not utilize leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser on the one hand and the Common Shareholders, as holders of Indebtedness, Preferred Shares or other forms of leverage do not bear the management fee. Rather, Common Shareholders bear the portion of the management fee attributable to assets purchased with the proceeds of leverage, which means that Common Shareholders effectively bear the entire management fee. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful.

To the extent that the Trust increases its net assets as a result of sales of additional Common Shares, the Trust will be required to incur additional financial leverage in order to maintain its current levels of financial leverage as a percentage of Managed Assets. There can be no assurance that the Trust will be able to incur such additional financial leverage or to do so on favorable terms.

In addition, the Trust may engage in certain derivatives transactions that have economic characteristics similar to leverage.

Other Investment Companies Risk

Investments in other investment companies present certain special considerations and risks not present in making direct investments in securities in which the Trust may invest. Investments in other investment companies involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investments in other investment companies are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Investments in other investment companies may expose the Trust to an additional layer of financial leverage. To the extent management fees of other investment companies are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Investments in other investment companies also expose the Trust to additional management risk; the success of the Trust’s investments in other investment companies will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Trust to incur losses or to miss profit opportunities. To the extent the Trust invests in ETFs or other investment companies that seek to track a specified index, such investments will be subject to tracking error risk.

Exchange-Traded Fund Risk

For ETFs tracking an index of securities, the cumulative percentage increase or decrease in the net asset value of the shares of an ETF may over time diverge significantly from the cumulative percentage increase or decrease in the relevant index due to the compounding effect experienced by an ETF which results from a number of factors, including, leverage (if applicable), daily rebalancing, fees, expenses and interest income, which in turn results in greater non-correlation between the return of an ETF and its corresponding index. Moreover, because an ETF’s portfolio turnover rate may be very high due to daily rebalancing, holding both long and short futures contracts, leverage (if applicable) and and/or market volatility, such ETF will incur additional brokerage costs, operating costs and may generate increased taxable capital gains, which, in turn, would adversely affect the value of the shares of such ETF. In addition, fixed-income ETFs that track an index often require some type of sampling or optimization because they are typically market benchmarks but not tradable portfolios. Such ETFs often include many more securities than equity ETFs, and the securities included are often less liquid, resulting in fewer opportunities and greater costs to replicate the relevant index. Many instruments in fixed-income indices are illiquid or hard to obtain, as many investors may buy them at issuance and hold them to maturity.

Short Sales Risk

Short sales involve selling securities of an issuer short in the expectation of covering the short sale with securities purchased in the open market at a price lower than that received in the short sale. If the price of the issuer’s securities declines, the Trust may then cover the short position with securities purchased in the market. The profit realized on a short sale will be the difference between the price received in the sale and the cost of the securities purchased to cover the sale. The possible losses from selling short a security differ from losses that could be incurred from a cash investment in the security; the former may be unlimited, whereas the latter can only equal the total amount of the cash investment. Short selling activities are also subject to restrictions imposed by the federal securities laws and the various national and regional securities exchanges, which restrictions could limit the Trust’s investment activities. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Synthetically created short positions will involve both hedging situations, where the position is intended to wholly or partially offset risk associated with another position in a related security, and speculative situations, where the Sub-Adviser uses shorting techniques to take advantage of the decline in the price of particular assets. The Trust will generally realize a profit or a loss as a result of a synthetically created short position if the value of the underlying asset decreases or increases respectively during the relevant term of the short position. In addition, the Trust will be required to post collateral on such positions as required pursuant to the agreement with the relevant transaction counterparty. The use of short selling through credit default swaps and total return swaps will subject the Trust to counterparty credit risk in the event of a default by the counterparty which could result in the loss of collateral posted with such counterparty and gains to which the Trust would otherwise be entitled absent the default of the counterparty. In addition, depending on the nature of the synthetic instrument used by the Trust to create short exposure, the Trust could be subject to the risk of unlimited losses.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS
September 30, 2024 (Continued) (Unaudited)

Derivatives Risk

Derivatives are financial contracts in which the value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Trust may, but is not required to, engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to seek to enhance total return of earn income. The Trust’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Trust invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The instruments, indices and rates underlying derivative transactions expected to be entered into by the Trust may be extremely volatile in the sense that they are subject to sudden fluctuations of varying magnitude, and may be influenced by, among other things, government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. The volatility of such instruments, indices or rates, which may render it difficult or impossible to predict or anticipate fluctuations in the value of instruments traded by the Trust, could result in losses.

Off-Exchange Derivatives Risk

The Trust may invest a portion of its assets in investments which are not traded on organized exchanges and as such are not standardized. Such transactions may include forward contracts, swaps or options. While some markets for such derivatives are highly liquid, transactions in off-exchange derivatives may involve greater risk than investing in exchange-traded derivatives because there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of the position arising from an off-exchange transaction or to assess the exposure to risk. Bid and offer prices need not be quoted and, even where they are, they will be established by dealers in these instruments and consequently it may be difficult to establish what is a fair price. In respect of such trading, the Trust is subject to the risk of counterparty failure or the inability or refusal by a counterparty to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to the Trust.

Options Risk

Trading in options involves a number of risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Trust might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Futures Risk

Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by a trader. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Trust could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Trust from achieving the intended hedging effect or expose the Trust to the risk of loss.

Swaps Risk

The Trust may utilize swap agreements including, without limitation, interest rate, index and currency swap agreements. Swap agreements are two- party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. There are risks relating to the financial soundness and creditworthiness of the counterparty to swap agreements. If the other party to an interest rate swap defaults, the Trust’s risk of credit loss may be the amount of interest payments that the Trust is contractually obligated to receive on a net basis. However, where swap agreements require one party’s payments to be “up-front” and timed differently than the other party’s payments (such as is often the case with currency swaps), the entire principal value of the swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. The investment performance of the Trust, however, may be adversely affected by the use of swaps if the Sub-Adviser’s forecasts of market values, interest rates or currency exchange rates are inaccurate.

Credit Default Swaps Risk

The Trust may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. The Trust may be either the buyer or seller in a credit default swap transaction. If the Trust is a buyer and no event of default occurs, the Trust may lose its investment and recover nothing. However, if an event of default occurs, the Trust (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Trust receives a fixed rate of income throughout the term of the contract provided that there is no default event. If an event of default occurs, the Trust must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Trust had invested in the reference obligation directly. Credit default swaps are subject to the risk of non-performance by the swap counterparty, including risks relating to the financial soundness and creditworthiness of the swap counterparty.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS
September 30, 2024 (Continued) (Unaudited)

Hedging Transactions Risk

The success of any hedging strategy utilized by the Trust’s will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Trust’s hedging strategy will also be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

While the Trust may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Trust than if it had not engaged in any such hedging transactions. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Trust from achieving the intended hedge or expose the Trust to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Sub-Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Sub-Adviser may not anticipate a particular risk so as to hedge against it effectively. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Trust’s portfolio holdings.

The Trust may seek to hedge currency risks by investing in currencies, currency exchange forward or futures contracts, swaps, swaptions or any combination thereof (whether or not exchange-traded), but these or other instruments necessary to hedge such currency risks may not generally be available, may not provide a perfect hedge or may not be, in the Sub-Adviser’s judgment, economically priced. There can be no assurance that these strategies will be effective, and such techniques entail costs and additional risks.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a Trust transaction (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Trust. The Trust is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform, the risk of which is particularly acute under current conditions) its payment or other obligations to the Trust, the Trust may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. The Trust bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions (such as the current conditions), increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers. If a counterparty’s credit becomes significantly impaired, requests for collateral posting could increase the risk that the Trust will not receive adequate collateral. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants.

The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Trust.

Synthetic Investment Risk

The Trust may be exposed to certain additional risks should the Sub-Adviser uses derivatives transactions as a means to synthetically implement the Trust’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Trust will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Trust’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment the Sub-Adviser is seeking to replicate. There can be no assurance that the Sub- Adviser’s judgments regarding the correlation of any particular synthetic investment will be correct. The Trust may be exposed to certain additional risks associated with derivatives transactions should the Sub-Adviser use derivatives as a means to synthetically implement the Trust’s investment strategies. The Trust would be subject to counterparty risk in connection with such transactions. If the Trust enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Trust may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Trust will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Trust’s performance in a material adverse manner. Furthermore, certain derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events, such as a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Trust’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Segregation and Cover Risk

In connection with certain derivatives transactions, the Trust may be required to segregate liquid assets or otherwise cover such transactions and/or to deposit amounts as premiums or to be held in margin accounts. Regulators have adopted rules that generally require margin to be posted and collected for off-exchange derivatives. Such amounts may not otherwise be available to the Trust for investment purposes. The Trust may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. To the extent the Trust’s assets are segregated or committed as cover, it could limit the Trust’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS
September 30, 2024 (Continued) (Unaudited)

Interest Rate Risk

Interest rate risk is the risk that credit securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed income credit securities generally will fall. These risks may be greater in the current market environment because while interest rates were historically low in recent years, the Federal Reserve has been increasing the Federal Funds rate to address inflation. Prevailing interest rates may be adversely impacted by market and economic factors. Markets are currently experiencing increased volatility due to the impact of inflation and rising interest rates, which may adversely affect the value and/or liquidity of certain of the Trust’s investments. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. The Trust’s use of leverage will tend to increase the interest rate risk to which its Common Shares are subject. The Trust invests primarily in variable and floating rate credit instruments and other structured credit investments, which generally are less sensitive to interest rate changes than fixed rate instruments, but generally will not increase in value if interest rates decline. A rise in interest rates may negatively impact the Trust's or its investments' leverage expenses and future income, as the Trust or its investments will be required to earn more income investments to recoup any increased costs of leverage.

Prepayment Risk

The frequency at which prepayments (including voluntary prepayments by the obligors and accelerations due to defaults) occur on bonds and loans will be affected by a variety of factors including the prevailing level of interest rates and spreads as well as economic, demographic, tax, social, legal and other factors. Generally, obligors tend to prepay their fixed rate obligations when prevailing interest rates fall below the coupon rates on their obligations. Similarly, floating rate issuers and borrowers tend to prepay their obligations when spreads narrow.

In general, “premium” securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and “discount” securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments. Since many fixed rate obligations will be discount securities when interest rates and/or spreads are high, and will be premium securities when interest rates and/or spreads are low, such securities and asset-backed securities may be adversely affected by changes in prepayments in any interest rate environment.

The adverse effects of prepayments may impact the Trust’s portfolio in several ways. During periods of declining interest rates, when the issuer of a security exercises its option to prepay principal earlier than scheduled, the Trust may be required to reinvest the proceeds of such prepayment in lower-yielding securities. Particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. In addition, particular investments may underperform relative to hedges that the Sub-Adviser may have constructed for these investments, resulting in a loss to the Trust’s overall portfolio. In particular, prepayments (at par) may limit the potential upside of many securities to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Common Shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the U.S. or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Trust’s investments may not keep pace with inflation, which would adversely affect the Trust. During any periods of rising inflation, the dividend rates or borrowing costs associated with the Trust’s use of leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust’s portfolio.

Duration and Maturity Risk

The Trust has no set policy regarding maturity or duration of credit instruments in which it may invest or of the Trust’s portfolio generally. The price of fixed rate securities with longer maturities or duration generally is more significantly impacted by changes in interest rates than those of fixed rate securities with shorter maturities or duration. Therefore, generally speaking, the longer the duration of the Trust’s portfolio, the more exposure the Trust will have to interest rate risk described above. The Sub-Adviser may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Sub-Adviser deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Trust’s portfolio generally will be made based on all pertinent market factors at any given time. The Trust may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Sub-Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

Credit Risk

Credit risk is the risk that an issuer of securities in which the Trust invests or an asset underlying a CLO in which the Trust invests will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Trust invests. However, ratings are only the opinions of the agencies issuing them, may change less quickly than relevant circumstances and are not absolute guarantees of the quality of the securities. Furthermore, the Trust’s investments may not be rated by any rating agency or may be below investment grade. The Trust will be more dependent upon the judgment of the Sub-Adviser as to the credit quality of such unrated securities. A default, downgrade or credit impairment of any of its investments could result in a significant or even total loss of the investment.

Non-U.S. Investments Risk

Issuers of foreign securities are not subject to United States reporting and accounting requirements. Foreign reporting requirements may result in less information being available or in a lack of uniformity in the manner in which information is presented. The risk of loss associated with investments in securities of foreign issuers, particularly in less developed markets, include currency exchange risks, expropriation, or limits on repatriating an investment, government intervention, confiscatory taxation, political, economic or social instability, illiquidity, less efficient markets, price volatility and market manipulation.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS
September 30, 2024 (Continued) (Unaudited)

Some foreign securities may be subject to brokerage or stock transfer taxes levied by foreign governments, which would have the effect of increasing the cost of investment and which may reduce the realized gain or increase the loss on such securities at the time of sale. The issuers of some of these securities, such as banks and other financial institutions, may be subject to less stringent or different regulations than would be the case for U.S. issuers and therefore potentially carry greater risk. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. In addition, dividend and interest payments from, and capital gains in respect of, certain foreign securities may be subject to foreign taxes that may or may not be reclaimable.

In addition, costs associated with transactions in non-U.S. markets (including brokerage, execution, clearing and custodial costs) may be substantially higher than costs associated with transactions in U.S. markets. Such non-U.S. transactions may also involve additional costs for the purchase or sale of currencies in which the Trust’s assets are denominated in order to settle such transactions. Furthermore, clearing and registration procedures may be under-developed enhancing the risks of error, fraud, or default.

Many of the laws that govern foreign investment, securities transactions and other contractual relationships in non-U.S. securities markets are different than or not as fully developed as those in the United States. As a result, the Trust may be subject to a number of risks, including inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, ignorance or breaches of regulations on the part of other market participants, lack of established or effective avenues for legal redress, lack of standard practices and confidentiality customs characteristic of

U.S. markets, and lack of enforcement of existing regulations. There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on the Trust and its operations. In addition, the income and gains of the Trust may be subject to withholding taxes imposed by foreign governments for which investors may not receive a full foreign tax credit. Furthermore, it may be more difficult to obtain and enforce a judgment in a court outside of the United States than to enforce one in the United States.

Bankruptcy Cases Risk

Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions that may be contrary to the interests of the partners. Furthermore, there are instances where creditors lose their ranking and priority as such if they are considered to have taken over management and functional operating control of a debtor. Generally, the duration of a bankruptcy case can only be roughly estimated. The reorganization of a Borrower usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the bankruptcy court. This process can involve substantial legal, professional and administrative costs to the Borrower and the Trust; it is subject to unpredictable and lengthy delays; and during the process the Borrower’s competitive position may erode, key management may depart and the company may not be able to invest adequately.

U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for the purpose of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Trust’s influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class.

In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high. The administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors (other than out of assets or proceeds thereof, which are subject to valid and enforceable liens and other security interests). In addition, certain claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high.

Creditor Committee Risk

The Sub-Adviser, on behalf of the Trust as a holder of distressed investments and other credit instruments, may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or seek to negotiate directly with debtors with respect to restructuring issues. In situations where the Sub-Adviser chooses to join creditors’ committees, the Trust would likely be only one of many participants, each of whom would be interested in obtaining an outcome that is in its individual best interests. There can be no assurance that participation on a creditors’ committee will yield favorable results in such proceedings, and such participation may entail significant legal fees and other expenses. Participation on such committees may expose the Trust to liability to other creditors.

Participation in restructuring activities may provide the Sub-Adviser with material non-public information that may restrict the Trust’s ability to trade in the Borrower’s securities or other instruments. Determination of whether information is material and non-public and how long knowledge of such information restricts trading is a matter of considerable uncertainty and judgment. While the Sub-Adviser intends to comply with all applicable securities laws and to make judgments concerning restrictions on trading in good faith, there may be circumstances where the Trust may trade in a Borrower’s securities or instruments while engaged in restructuring activities relating to that Borrower. Such trading creates a risk of litigation and liability that may result in significant legal fees and potential losses.

Board Participation Risk

From time to time, an investment by the Trust may provide the Trust with the right to appoint or more members of the board of directors of a portfolio company or to appoint representatives to serve as observers to such boards of directors. Although such positions in certain circumstances enhance the ability to manage such investment, due to the duties imposed on the Trust’s representatives on boards of directors or receipt of material nonpublic information by such representatives, these positions may also have the effect of impairing the Trust’s ability to sell the related securities or instruments when, and upon the terms, it may otherwise desire. These restrictions may subject the Trust or its representatives to claims they would not otherwise be subject to as an investor, including claims of breach of duty of loyalty, securities claims and other director related claims.

Certain Other Creditor Risks

Debt securities are also subject to other creditor risks, including, without limitation, (a) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, (b) so-called “lender liability” claims by the issuer of the obligations and (c) environmental liabilities that may arise with respect to collateral securing the obligations.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS
September 30, 2024 (Continued) (Unaudited)

Allegation of Equitable Subordination Risk

Under common law principles that, in some cases, form the basis for lender liability claims, certain actions by creditors may result in the subordination of the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, called equitable subordination. Because of the nature of certain distressed investments, a fund holding such investments could be subject to allegations of lender liability and/or subject to claims from creditors of an obligor that investments issued by such obligor should be equitably subordinated. A portion of the Trust’s investments may involve situations in which the Trust will not be the lead creditor. Accordingly, it is possible that lender liability or equitable subordination claims that affect the Trust’s investments could arise without the direct involvement of the Trust.

Equity Investments Risk

Incidental to the Trust’s investments in credit instruments, the Trust may acquire or hold equity securities, or warrants to purchase equity securities, of a Borrower or issuer. Common equity securities prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market and broader domestic and international political and economic events. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Trust may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of common equity securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of common stocks and other equity securities to which the Trust has exposure. Dividends on common equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common equity securities will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower’s assets compared with debt securities. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans or corporate bonds and this may increase the volatility of the net asset value of the Common Shares.

The Trust’s goal is ultimately to dispose of equity interests and realize gains upon its disposition of such interests. However, the equity interests the Trust receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Trust may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Trust experiences.

Small and Middle Market Companies Risk

The Trust may invest in securities of issuers of any market capitalization. Investments in securities of small and middle market companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are typically more subject to changes in earnings and future earnings prospects. Small and middle market companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, these companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group. Since these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Trust. As a result, small and middle market companies’ performance can be more volatile and the companies face greater risk of business failure, which could increase the volatility of the Trust’s portfolio.

Management Risk

The Trust is subject to management risk because the Trust has an actively managed portfolio. The Adviser and Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results.

Dependence on Sub-Adviser

The Sub-Adviser is responsible for the day to day management of the Trust’s portfolio. The Trust has no employees, and the success of the Trust is highly dependent on the financial and managerial expertise of the Sub-Adviser. The Trust will be more reliant upon the ability of the Sub-Adviser to identify, research, analyze and monitor its investments than is the case with investments in publicly traded securities. The loss of one or more of the members of the Investment Committee of the Sub-Adviser could have a material adverse effect on the performance of the Trust. Although the Sub-Adviser and the members of the Investment Committee of the Sub-Adviser will devote a significant amount of their respective efforts to the Trust, they actively manage investments for other clients and are not required to (and will not) devote all of their time to the Trust’s affairs. In addition, the Sub-Adviser may provide to the Adviser certain non-advisory consulting services and be compensated by the Adviser for such services.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS
September 30, 2024 (Continued) (Unaudited)

Valuation Risk

Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Trust will value such securities at its valuation designee's direction and in accordance with fair value procedures adopted by the Trust and the Adviser as valuation designee. The Trust generally uses non-binding indicative bid prices provided by an independent pricing service or broker as the primary basis for determining the value of CLO debt and subordinated securities, which may be adjusted for pending distributions, as applicable, as of the applicable valuation date. These bid prices are non-binding, and may not be determinative of fair value. Valuations of some or all of the Trust’s investments may include input from the Sub-Adviser and third parties, which may be based on subjective inputs of the Sub-Adviser or such third parties. Valuation of such securities may require more research than for more liquid investments. In valuing the Trust’s investments in CLO debt and subordinated securities, in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the valuation designee also may consider a variety of relevant factors, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows. Elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. In some cases, valuation of certain investments may be based upon models, indicative quotes or estimates of value and not actual executed historical trades. Reasonable efforts will be made to base such inputs on observable market prices and inputs but there can be no assurances that such information will be readily available. Generally, there is not a public market for the CLO securities in which the Trust invests. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Trust upon the sale of such securities may not equal the value at which the Trust carried the investment on its books, which would adversely affect the net asset value of the Trust. The Trust may incur costs in connection with valuing its investments, including costs associated with the retention of valuation firms to value certain of the Trust’s investments.

Dependence on Occurrence of Events Risk

The ability to realize a profit on many of the Trust’s investments is dependent upon the occurrence (or non-occurrence) of certain events, including, among other things, reorganization transactions involving portfolio companies, restructurings or renegotiations of the terms of loans or debt securities issued by portfolio companies or the successful implementation of business strategies or completion of certain projects by portfolio companies. If the event that the Sub-Adviser is expecting does not occur (or an unexpected event occurs), the Trust may sustain a significant loss.

Competition Risk

Since an inherent part of the Sub-Adviser’s strategy will be to identify securities that provide for attractive risk adjusted yield, competitive investment activity by other firms may reduce the Trust’s opportunity for profit by reducing mispricings in the market as well as the margins available on such mispricings as can still be identified.

Conflicts of Interest Risk

Various potential and actual conflicts of interest may arise from the overall investment activity of the Trust, the Sub-Adviser and its affiliates. Certain inherent conflicts of interest may arise from the fact that the Sub-Adviser and its affiliates may in the future carry on substantial investment activities for other client accounts, including discretionary accounts and other investment vehicles (collectively, the “Other Accounts”).

Some of the Other Accounts may invest in the same or different securities as the Trust, compete with the Trust for the same investment opportunities (which may be limited) and/or engage in transactions or other activities or pursue investment strategies which are inconsistent with those effected for the Trust or which are contrary to or conflict with the interests of the Trust.

The Sub-Adviser and its affiliates may give advice to or effect transactions on behalf of Other Accounts that are inconsistent with or contrary to advice given or transactions effected on behalf of the Trust.

The Sub-Adviser or its affiliates could manage one or more Other Accounts that may invest in different levels of the capital structure of a portfolio company, the debt or equity of which is held by the Trust. If a common portfolio company were to experience financial difficulty, the interests of the Trust could be different from the interest in such portfolio company held by one or more Other Accounts. To the extent that such a conflict arises, the Sub-Adviser and its affiliates will seek to resolve such conflicts on a case-by-case basis in the best interest of Trust and such Other Accounts, and in accordance with the restrictions of the 1940 Act.

Allocation of Investment Opportunities. The Sub-Adviser and its affiliates are not obligated to allocate all investment opportunities that may be appropriate for the Trust to the Trust. Allocation of investment opportunities among the Trust and the Other Accounts will be subject to the Sub- Adviser’s allocation procedures which generally provide that investments will be allocated on a fair and equitable basis over time (but not necessarily on a pro rata basis), having regard to such matters as available capital, relative exposure to market trends, risk tolerance, expected duration of the Trust or the investments, the investment programs and portfolio positions of the Trust and the affiliated entities for which participation is appropriate, guidelines, concentration limits and other limitations established by the respective entities, and applicable tax and regulatory considerations.

Allocation of Personnel. Such Other Accounts may be managed by current employees of the Sub-Adviser or by new portfolio managers hired by the Sub-Adviser and may follow a similar investment strategy as that employed by the Trust. The Sub-Adviser may have an incentive to retain such portfolio managers to manage the assets of such Other Accounts rather than or in addition to managing the assets of the Trust. Although the officers and employees of the Sub-Adviser will devote as much time to the Trust as the Sub-Adviser deems appropriate, the officers and employees, if any, may have conflicts in allocating their time and services among the Trust and other accounts now or hereafter advised by the Sub-Adviser and/or its affiliates.

Lack of Information Barriers. Situations may occur where the Trust may be deemed to have possession of material non-public information, including material non-public information concerning specific companies, as a result of other activities by the Sub-Adviser, including on behalf of other clients. Under applicable securities laws, this may limit the Sub-Adviser’s ability to buy or sell securities issued by such companies and the Trust may be unable to engage in certain transactions they would otherwise find attractive, or may be able to engage in such transactions only during limited periods of time. Due to these restrictions, the Trust may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold. Similarly, the Sub- Adviser may decline to receive material nonpublic information in order to avoid trading restrictions with regard to any Other Account, even though access to such information may have been advantageous to the Trust. Clients and investors may be adversely affected by such restrictions.

While the Sub-Adviser has procedures in place to manage the risk associated with insider trading, the management of material non-public information could fail and result in the Sub-Adviser or one of its investment professionals buying and selling a security while, at least constructively, in possession of material non-public information. Inadvertent trading on material non-public information could have adverse effects on the Sub-Adviser’s reputation, or result in the imposition of regulatory or financial sanctions, and as a consequence, negatively impact the Sub-Adviser’s ability to perform its investment management services on behalf of regulations, or decide that it is advisable to establish information barriers in the future, which may affect how they provides advice.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS
September 30, 2024 (Continued) (Unaudited)

Restrictions on Transactions with Affiliates. The 1940 Act limits the Trust’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Trust may be prohibited from buying or selling any security directly from or to any portfolio company of a registered investment company or other pooled investment vehicle managed by the Sub-Adviser or any of its affiliates. The 1940 Act also prohibits certain “joint” transactions with certain of the Trust’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing. These limitations may limit the scope of investment opportunities that would otherwise be available to the Trust. For example, these limitations may limit the extent to which the Trust may invest in CLOs for which the Sub-Adviser or its affiliates act as CLO manager, even if such CLOs were otherwise attractive investments for the Trust.

Confidential Information Risk

The Trust frequently may possess material non-public information about an issuer as a result of its ownership of a credit instrument of an issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Trust might be unable to enter into a transaction in a security of the issuer when it would otherwise be advantageous to do so.

Tax Risk

The Trust has elected to be treated and intends to continue to qualify each year as a RIC under the Code. As a RIC, the Trust generally would not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to RICs, the Trust must comply with certain income, distribution, and diversification requirements. If the Trust failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to shareholders. All distributions by the Trust from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Certain of the Trust’s investments will cause the Trust to take into account taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Trust expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Because the Trust may be allocated taxable income in respect of these investments before, or without receiving, cash representing such income, the Trust may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Trust-level U.S. federal income and/or excise taxes. Accordingly, the Trust may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital or reduce new investments, to obtain the cash needed to make these income distributions. If the Trust liquidates assets to raise cash, the Trust may realize gain or loss on such liquidations. In the event the Trust realizes net capital gains from such liquidation transactions, the Trust and, ultimately, its Common Shareholders, may receive larger capital gain distributions than it or they would in the absence of such transactions.

The Trust may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Trust. U.S. federal income tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Trust to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Portfolio Turnover Risk

The Trust may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Trust, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Trust performance.

Reliance on Service Providers

The Trust must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the operations and financial performance of the Trust. Fees and expenses of these service providers are borne by the Trust, and therefore indirectly by Common Shareholders. Failure by any service provider to carry out its obligations to the Trust in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Trust at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Trust’s performance and ability to achieve its investment objective. The termination of the Trust’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Trust and could have a material adverse effect on the Trust’s performance and ability to achieve its investment objective.

Technology Risk

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. As the use of internet technology has become more prevalent, the Trust and their respective service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Trust, or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Trust, their service providers, or issuers of the securities in which the Trust invests that are intended to reduce cyber security risks will succeed. The Trust cannot control such systems put in place by service providers or other third parties whose operations may affect the Trust and Common Shareholders.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS
September 30, 2024 (Continued) (Unaudited)

Recent Market, Economic and Social Developments Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Trust, including by making valuation of some of the Trust’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Trust’s holdings. If there is a significant decline in the value of the Trust’s portfolio, this may impact the asset coverage levels for the Trust’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and the Trust’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Trust’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Trust’s ability to achieve its investment objective.

Any outbreak of COVID-19, SARS, H1N1/09 flu, avian flu, other coronavirus, Ebola or other existing or new epidemics/pandemics, or the threat thereof, together with any resulting restrictions on travel or quarantines imposed, may have an adverse impact on the economy and business activity globally (including in the countries in which the Trust invests), and thereby is expected to adversely affect the performance of the Trust’s investments and the Trust’s ability to fulfill its investment objective. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Trust and the performance of its investments.

Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a registered investment company, the Trust generally is not able to issue additional Common Shares at a price less than net asset value without first obtaining approval for such issuance from Common Shareholders.

Market Disruption and Geopolitical Risk

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics, epidemics or outbreaks of infectious diseases in certain parts of the world, natural/environmental disasters in certain parts of the world, terrorist attacks in the United States and around the world, trade or tariff arrangements, social and political discord, debt crises, sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, historical adversaries and the international community generally, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, and government shutdowns, among others, may result in market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

The consequences of the conflict between Russia and Ukraine, including international sanctions, the potential impact on inflation and increased disruption to supply chains may impact our portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economics, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form a virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Trust’s returns and net asset value. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, may in the future result in additional government shutdowns, which could have a material adverse effect on the Trust’s investments and operations. In addition, the Trust’s ability to raise additional capital in the future through the sale of securities could be materially affected by a government shutdown. Additional and/or prolonged U.S. government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Uncertainty and periods of volatility still remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Trust’s performance or impair the Trust’ ability to achieve its investment objective.

The occurrence of any of the above events could have a significant adverse impact on the value and risk profile of the Trust’s portfolio. It is not known how long the securities markets may be affected by similar events, and the effects of similar events in the future on the U.S. economy and securities markets cannot be predicted. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

UK Departure from EU (“Brexit”) Risk

The United Kingdom ceased to be a member of the European Union (the “EU”) on January 31, 2020 (“Brexit”). A Trade and Cooperation Agreement between the EU and the United Kingdom (the “TCA”) took effect on May 1, 2021, and now governs the relationship between the EU and the United Kingdom. While the TCA regulates a number of important areas, significant parts of the United Kingdom economy are not addressed in detail by the TCA, including in particular the services sector, which represents the largest component of the United Kingdom’s economy. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the United Kingdom and the EU and the effect and implications of the TCA. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits of member states from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of the Trust’s investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Trust’s performance.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS
September 30, 2024 (Continued) (Unaudited)

Redenomination Risk

Brexit, the progression of the European debt crisis and the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the euro as a common currency, has created significant volatility in currency and financial markets generally. The effects of the collapse of the euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Trust’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Trust’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Trust’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Trust may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Legislation and Regulation Risk

At any time after the date of this report, legislation may be enacted that could negatively affect the companies in which the Trust invests. Changing approaches to regulation may also have a negative impact on companies in which the Trust invests. In addition, legislation or regulation may change the way in which the Trust is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objective.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Trust or its counterparties.

Section 619 of the Dodd-Frank Act, commonly referred to as the “Volcker Rule,” generally prohibits, subject to certain exemptions, covered banking entities from engaging in proprietary trading or sponsoring, or acquiring or retaining an ownership interest in covered funds (which has been broadly defined in a way which could include many CLOs). On June 25, 2020, the Federal Reserve Board issued a final rule to simplify and tailor compliance requirements relating to the Volcker Rule.

Given the limitations on banking entities investing in CLOs that are covered funds, the Volcker Rule may adversely affect the market value or liquidity of CLOs. Although the Volcker Rule and the implementing rules exempt “loan securitizations” from the definition of covered fund, not all CLOs may qualify for this exemption. Accordingly, in an effort to qualify for the “loan securitization” exemption, many current CLOs have amended their transaction documents to restrict the ability of the issuer to acquire bonds and certain other securities and future CLOs may contain similar restrictions.

The staff of the SEC has, in correspondence with registered management investment companies, raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact the Trust’s ability to implement its investment strategy and/or the Trust’s ability to raise capital through public offerings, or could cause the Trust to take certain actions that may result in an adverse impact on the Trust’s financial condition and results of operations.

In October 2014, six federal agencies adopted joint final rules implementing certain credit risk retention requirements contemplated in Section 941 of the Dodd-Frank Act (the “Risk Retention Rules”). A 2018 court ruling vacated the application of Risk Retention Rules to collateral managers of certain CLOs. As a result, it is possible that some collateral managers of such CLOs will decide to dispose of the interests they had retained in accordance with the Risk Retention Rules, or decide to take other action with respect to such interests that was not otherwise permitted by the Risk Retention Rules. In light of the outcome of the litigation described above, proposed legislation designed to modify the Risk Retention Rules, reports from the Department of the Treasury recommending potential modifications to the Risk Retention Rules and possible future interpretations by governmental authorities with respect to the Risk Retention Rules, the ultimate impact of the Risk Retention Rules on market generally remains uncertain.

In the EU, there has also been an increase in political and regulatory scrutiny of the securitization industry. This has resulted in a number of measures for increased regulation which are currently at various stages of implementation. CLOs issued in Europe are generally structured in compliance with the applicable EU securitization retention requirements. Such requirements may reduce the issuance of new CLOs and reduce the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of the Trust’s investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance of their collateral obligations.

Moreover, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including embedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Trust’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Trust’s use of various portfolio management strategies or techniques and adversely impact the Trust.

Changes enacted by the current or future presidential administration could significantly impact the regulation of financial markets in the U.S. Areas subject to potential change, amendment or repeal include trade and foreign policy, corporate tax rates, energy and infrastructure policies, the environment and sustainability, criminal and social justice initiatives, immigration, healthcare and the oversight of certain federal financial regulatory agencies and the Federal Reserve. Certain of these changes can, and have, been effectuated through executive order. It is not possible to predict what, if any, actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the U.S. The Trust may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Trust and the Trust’s ability to achieve its investment objectives.

XAI Octagon Floating Rate & Alternative Income Trust

RISKS
September 30, 2024 (Continued) (Unaudited)

Additional risks arising from the differences in expressed policy preferences among the various constituencies in the branches of the U.S. government has led in the past, and may lead in the future, to short-term or prolonged policy impasses, which could, and has, resulted in shutdowns of the U.S. federal government. U.S. federal government shutdowns, especially prolonged shutdowns, could have a significant adverse impact on the economy in general and could impair the ability of issuers to raise capital in the securities markets. Any of these effects could have a material adverse effect on the Trust’s net asset value.

In addition, the rules dealing with the U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The effect of any changes to the Code is uncertain, both in terms of the direct effect on the taxation of an investment in the Trust’s shares and their indirect effect on the value of the Trust’s assets, shares or market conditions generally.

In addition, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Trust and on the closed-end fund industry in general. Such regulations, could, among other things, restrict the Trust’s ability to engage in transactions, and/or increase overall expenses of the Trust.

Although the Trust cannot predict the impact, if any, of these changes to the Trust’s business, they could adversely affect the Trust’s business, financial condition, operating results and cash flows. Until the Trust knows what policy changes are made and how those changes impact the Trust’s business and the business of the Trust’s competitors over the long term, the Trust will not know if, overall, the Trust will benefit from them or be negatively affected by them. The Adviser and the Sub-Adviser intend to monitor developments and seek to manage the Trust’s portfolio in a manner consistent with achieving the Trust’s investment objectives, but there can be no assurance that they will be successful in doing so.

SOFR Risk

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Operational Risk

The Trust may be exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Trust’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures. In addition, other disruptive events, including, but not limited to, natural disasters and public health crises (such as the COVID-19 pandemic), can adversely affect the Trust’s ability to conduct business, in particular if the Trust’s personnel or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Trust’s personnel and the employees of its service providers are able to work remotely, those remote work arrangements could result in the Trust’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.

Climate Change Risk

Climate change creates physical and financial risk and some of the issuers in which the Trust invests may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of some issuers if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some issuers’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Anti-Takeover Provisions in the Trust’s Governing Documents Risk

The Trust’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of Common Shares.

XAI Octagon Floating Rate & Alternative Income Trust

USE OF LEVERAGE
September 30, 2024 (Unaudited)

The Trust utilizes leverage to seek to enhance total return and income. The Trust may use leverage through (i) Indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper, (ii) the issuance of Preferred Shares and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts that have the effect of leverage. The Trust may utilize leverage to the maximum extent permitted under the 1940 Act (including the proceeds of leverage). As of September 30, 2024, the Trust had outstanding Indebtedness in amount representing approximately 38.65% of the Trust’s Managed Assets.

The Adviser and the Sub-Adviser anticipate that the use of leverage may result in higher total return to Common Shareholders over time; however, there can be no assurance that such expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. The use of leverage will cause the Trust’s net asset value, market price and level of distributions to be more volatile than if leverage were not used. The costs associated with the issuance of leverage will be borne by the Trust, which will result in a reduction of net asset value of the Common Shares and as a result such costs will be borne by Common Shareholders. The fees paid to the Adviser, and thereby to the Sub-Adviser, will be calculated on the basis of the Trust’s Managed Assets, including proceeds from leverage, so the fees paid to the Adviser and Sub-Adviser will be higher when leverage is utilized. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that Common Shareholders effectively bear the entire management fee. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful.

INDEBTEDNESS

The Trust’s Declaration of Trust provides that the Board of Trustees may authorize the borrowing of money by the Trust, without the approval of the holders of the Common Shares. The Trust may issue notes or other evidences of indebtedness and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Trust’s assets as security.

Under the 1940 Act the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Indebtedness outstanding, the Trust is required to have at least three dollars of total assets, including the proceeds of leverage). In addition, the Trust generally is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration and after deducting the amount of such dividend or other distribution, the Trust maintains asset coverage of 300%. However, the foregoing restriction does not apply with respect to certain types of Indebtedness of the Trust, including a line of credit or other privately arranged borrowings from a financial institution.

Pursuant to the Trust’s Indebtedness, lenders would have the right to receive interest on and repayment of principal of any such Indebtedness, which right will be senior to those of Common Shareholders. The terms of any such Indebtedness may require the Trust to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Indebtedness over the stated interest rate. If the Trust utilizes Indebtedness, the Common Shareholders will indirectly bear the offering costs of the issuance of any Indebtedness.

The 1940 Act grants to the lenders, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Credit Facility

The Trust has entered into a credit agreement dated October 6, 2017, as amended from time to time, with Société Générale pursuant to which the Trust may borrow up to $225,000,000. As of September 30, 2024, outstanding borrowings under the Credit Agreement were approximately $204.05 million, which represented approximately 27.29% of the Trust’s Managed Assets. The terms of the Credit Agreement require that if the Trust’s borrowings exceed 33 1/3% of the Trust’s managed assets, the Trust must reduce its borrowings below such ratio within a specified period of time.

The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratio of not less than 300% and maintain its registration as a closed-end management investment company.

Notes

The Trust may also issue notes or other debt securities. As a condition to obtaining financing or obtaining ratings on the notes or other debt securities, the terms of any notes or other debt securities issued would be expected to include asset coverage maintenance provisions that would require the redemption of the notes or other debt securities in the event of non-compliance by the Trust and might also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet such redemption requirements, the Trust might have to liquidate portfolio securities. These liquidations and redemptions, or reductions in Indebtedness, would cause the Trust to incur related transaction costs and could result in capital losses. Prohibitions on dividends and other distributions could impair the Trust’s ability to qualify as a regulated investment company (“RIC”) under the Code.

If the Trust issues notes or other debt securities, it may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings for the notes or may be subject to covenants or other restrictions imposed by its lenders. These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Trust by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Sub-Adviser from managing the Trust portfolio in accordance with its investment objective and policies. If the Trust were to issue notes or other debt securities as well as utilize a credit facility, such notes would have an equal security interest, if any, with and rank pari passu, or equally in right of payment, with any borrowings under the credit facility.

XAI Octagon Floating Rate & Alternative Income Trust

USE OF LEVERAGE
September 30, 2024 (Continued) (Unaudited)

PREFERRED SHARES

The Trust’s Declaration of Trust provides that the Board of Trustees may authorize and issue an unlimited amount of Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the Common Shareholders. As of September 30, 2024, the Trust has issued and outstanding 1,596,000 shares of its 6.50% Series 2026 Term Preferred Shares, 600,000 shares of its 6.95% Series 2029 Convertible Preferred Shares and 1,200,000 shares of its 6.95% Series II Convertible Preferred Shares. The aggregate liquidation preference of the Preferred Shares is $84,900,000, which represented 11.36% of the Trust's managed assets as of September 30, 2024.

Under the 1940 Act, the Trust may not issue Preferred Shares if, immediately after issuance, the Trust would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Trust is required to have at least two dollars of total assets, including the proceeds of leverage). The Trust would not be permitted to declare any distribution (unless payable in stock) on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Trust has an asset coverage of at least 200% after deducting the amount of such distribution or purchase price, as applicable.

While the Trust has Preferred Shares outstanding, two of the Trust’s Trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining Trustees of the Trust will be elected by Common Shareholders and preferred shareholders voting together as a single class. In the event dividends on the Preferred Shares are unpaid in an amount equal to two full years’ dividends on such securities, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Trust (subject to any prior rights, if any, of the holders of any other class of senior securities outstanding) and continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. Additionally, the holders of Preferred Shares would have separate voting rights for certain matters pursuant to the 1940 Act and the terms of the Preferred Shares.

In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of the Preferred Shares include asset coverage maintenance provisions that would require the redemption of Preferred Shares in the event of non-compliance by the Trust and might also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet such redemption requirements, the Trust might have to liquidate portfolio securities. These liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses. Prohibitions on dividends and other distributions could impair the Trust’s ability to qualify as a RIC under the Code.

If the Trust issues rated Preferred Shares, it may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings for Preferred Shares issued by the Trust. These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Trust by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Sub-Adviser from managing the Trust’s portfolio in accordance with its investment objective and policies.

The Trust’s Preferred Shares are not rated.

DERIVATIVES

In addition, the Trust may engage in certain derivatives transactions that have economic characteristics similar to leverage. Pursuant to Rule 18f-4 under the 1940 Act, the Trust uses derivative transactions in a limited manner and has adopted policies and procedures designed to manage the Trust's level of derivatives risk. As a result, the Trust’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act, including the asset coverage requirements applicable to indebtedness under the 1940 Act.

EFFECTS OF LEVERAGE

Assuming financial leverage representing approximately 38.74% of the Trust's Managed Assets (the Trust's outstanding financial leverage as of September 30, 2024), at an annual interest rate of 6.48% payable on such financial leverage (the interest rate on the Trust's outstanding financial leverage as of September 30, 2024), the income generated by the Trust's portfolio (net of non-leverage expenses) must exceed 2.75% in order to cover such interest payments and other expenses specifically related to Indebtedness. Of course, these numbers are merely estimates, used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate assumed above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Trust's portfolio) of -10%, -5%, 0%, 5% and 10%. The table further reflects the use of financial leverage representing approximately 38.74% of the Trust's Managed Assets (the Trust's outstanding financial leverage as of September 30, 2024) and an interest rate of 6.48% payable on such financial leverage (the interest rate on the Trust's outstanding financial leverage as of September 30, 2024). These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See “Risks.”

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(21.62)%	(12.86)%	(4.10)%	4.66%	13.42%

Common Share Total Return is composed of two elements: the distributions paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying interest and other expenses on its leverage) and gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table above assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the interest received on the Trust’s portfolio investments is entirely offset by losses in the value of those investments

XAI Octagon Floating Rate & Alternative Income Trust

DIVIDEND REINVESTMENT PLAN
September 30, 2024 (Unaudited)

Under the Trust’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Equiniti Trust Company, LLC, which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Equiniti Trust Company, LLC, as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Equiniti Trust Company, LLC in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds NAV at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Trust, valued at the greater of (i) the NAV as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the NAV of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Trust to issue Common Shares at the greater of NAV or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net NAV. If the Trust should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Trust for reinvestment of dividends or distributions in Common Shares pursuant to the Plan and no brokerage charges will be incurred with respect to Common Shares issued directly by the Trust pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Participants that request a sale of shares through the Plan Agent will incur brokerage charges in connection with such sales.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, at XAI Octagon Floating Rate & Alternative Income Trust, c/o Equiniti Trust Company, LLC 6201 15th Ave., Brooklyn, New York 11219.

XAI Octagon Floating Rate & Alternative Income Trust

NET ASSET VALUE
September 30, 2024 (Unaudited)

The net asset value of Common Shares of the Trust is calculated by subtracting the Trust’s total liabilities (including from Indebtedness) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Trust holds plus cash and other assets). The per share net asset value of the Common Shares is calculated by dividing the net asset value of the Trust by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Trust calculates its net asset value as of the close of regular trading on the NYSE on each day on which there is a regular trading session on the NYSE and at such other times as may be determined by the Board of Trustees from time to time.

The Trust values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Trust values exchange-traded options and other exchange-traded derivative contracts at the midpoint of the best bid and asked prices at the close on those exchanges on which they are traded.

The Trust values equity securities at the last reported sale price on the principal exchange or in the principal off-exchange market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Trust at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Generally, trading in many foreign securities will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of net asset value unless it is determined that such events would materially affect the net asset value, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described herein. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.

Short-term securities with remaining maturities of less than 60 days may be valued at amortized cost, to the extent that amortized cost is determined to approximate fair value.

The Trust values derivatives transactions in accordance with valuation guidelines adopted by the Board of Trustees and the Adviser, as "valuation designee". Accrued payments to the Trust under such transactions will be assets of the Trust and accrued payments by the Trust will be liabilities of the Trust.

The Trust may utilize bid quotations provided by independent pricing services or, if independent pricing services are unavailable, dealers to value certain of its securities and other instruments at their market value. The Trust may use independent pricing services to value certain securities held by the Trust at their market value. The Trust periodically verifies valuations provided by independent pricing services.

If independent pricing services or dealer quotations are not available for a given security, such security will be valued in accordance with valuation guidelines adopted by the Board of Trustees and the Adviser as "valuation designee" that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines.

The Board of Trustees has designated XA Investments LLC (“XAI” or the “Adviser”), as the “valuation designee” for the Trust pursuant to Rule 2a- 5 under the 1940 Act. The valuation designee is responsible for making fair value determinations pursuant to Valuation Policies and Procedures adopted by the Adviser and the Trust (the “Valuation Policy”). A committee of voting members comprised of senior personnel of the Adviser considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Trust in accordance with the Valuation Policy (the “Pricing Committee”). The Adviser as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Pricing Committee may consult with and receive input from third parties, such as the Sub-Adviser, and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Pricing Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Trust’s investments. Fair valuation involves subjective judgments. While the Trust’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Trust’s portfolio securities as of the time of pricing, the Trust cannot guarantee that any fair valuation will, in fact, approximate the amount the Trust would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Trust generally uses non-binding indicative bid prices provided by an independent pricing service or broker as the primary basis for determining the value of CLO debt and subordinated securities, which may be adjusted for pending distributions, as applicable, as of the applicable valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. In valuing the Trust’s investments in CLO debt and subordinated securities, in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Pricing Committee also may consider a variety of relevant factors, as set forth in the Valuation Policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

Information that becomes known after the Trust’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Trust’s previously determined net asset value.

XAI Octagon Floating Rate & Alternative Income Trust

MANAGEMENT OF THE TRUST
(Unaudited)

INDEPENDENT TRUSTEES

Name, Year of Birth, and Address^	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee+	Other Directorships Held by Trustee During Past 5 Years
Danielle Cupps Birth Year: 1970	Trustee	Since 2017	Former: Director, Digital Customer Engagement, McDonald’s Corporation (2019- 2022); Managing Director, Kinzie Capital Partners (2018) (private equity); Managing Director, BLG Capital Advisors (2016-2018) (family office); Director, Finance and Chief of Staff to CFO, Boeing Company (2006-2012); Vice President, Code Hennessy & Simmons LLC (2000-2005) (private equity); Associate, Goldman, Sachs & Co. (1998-2000).	2	None
Gregory G. Dingens Birth Year: 1964	Trustee (Chair of the Board)	Since 2017	Current: Member, Siena Capital Partners GP LLC (2006-present) (private investment fund); Director, Infusion Marketing Group, LLC (2024-present) (provider of marketing, regulatory, analytical and funding services to financial service companies). Former: Executive Vice President, Monroe Financial Partners, Inc. (2006-2024) (investment banking and trading); Managing Director, Lehman Brothers (2004-2006); Managing Director, Merrill Lynch (1993-2003).	2	None
Philip G. Franklin Birth Year: 1951	Trustee	Since 2017	Former: Chief Financial Officer and Executive Vice President, Littelfuse, Inc. (1998-2016) (electronics components); Chief Financial Officer and Vice President, OmniQuip International (1995-1998) (construction equipment).	2	Current: TTM Technologies Inc. (2011-present); Chairman, Tribune Publishing Company (2014-2021)
Scott Craven Jones Birth Year: 1962	Trustee	Since 2017	Current: Director, Carne Global Financial Services (US) LLC (2013-present); Managing Director, Park Agency, Inc. (2020-present).	2	Current: Madison Covered Call & Equity Strategy Fund (2021-present); Madison Funds (14 portfolios) (2019-present); Manager Directed Portfolios, a U.S. Bancorp series trust (9 portfolios) (2016-present). Former: Guestlogix Inc. (2015- 2016) (travel technology).

XAI Octagon Floating Rate & Alternative Income Trust

MANAGEMENT OF THE TRUST
(Unaudited)

INTERESTED TRUSTEES

Name, Year of Birth and Address^	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee+	Other Directorships Held by Trustee During Past 5 Years
Theodore J. Brombach Birth Year: 1963*	Trustee, President and Chief Executive Officer	Since 2017	Current: Co-Chief Executive Officer of XAI (2016-present); Co-founding Partner of XMS Capital Partners, LLC (2006-present). Former: Co-Head of Midwest Investment Banking, Managing Director, Founding Member of Financial Sponsors Group at Morgan Stanley (1990-2006); Analyst, Kidder, Peabody & Co.(1985-1988).	2	Current: RiverWood Bank (2006-present). Former: Power & Digital Infrastructure Acquisition II Corp. (Chair of the Board) (2021-2024); Power & Digital Infrastructure Acquisition Corp. (Chair of the Board) (2020-2022).
William T. Meyers Birth Year: 1966**	Trustee	Since 2024	Current: President of Rivendell Financial Group, LLC (2021-present). Former: Senior Advisor at XA Investments, LLC (2021-2023); Senior Managing Director (2017-2020) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC.	2	None

^	The business address of each Trustee of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.
+	The “Fund Complex” consists of the Trust and the Octagon XAI CLO Income Fund.
*	Mr. Brombach is an interested person of the Trust because of his position as an officer of the Adviser and certain of its affiliates.
**	Mr. Meyers is an interested person of the Trust because of his prior position as a Senior Advisor of the Adviser.

EXECUTIVE OFFICERS

Name, Year of Birth and Address(a)	Position(s) Held with Trust	Term of Office and Length of Time Served(b)	Principal Occupation(s) During Past 5 Years
Kimberly Ann Flynn Birth Year: 1977	Vice President	Since 2017	Current: President (2024-present); Managing Director (2016-2024), XAI. Former: Senior Vice President, Head of Product Development (2013-2016), Vice President (2009-2013), Assistant Vice President (2007-2009) and Associate (2004-2007), Nuveen Investments.
Benjamin D. McCulloch Birth Year: 1981	Chief Legal Officer and Secretary	Since 2017	Current: General Counsel & Managing Director (2019-present); Chief Compliance Officer (2021-present), XAI. Former: Associate, Drinker Biddle & Reath LLP (2015-2019); Associate Counsel, First Trust Portfolios LP (2012-2015).
Derek Mullins Birth Year: 1973	Chief Financial Officer and Treasurer	Since 2020	Current: Managing Partner, PINE Advisor Solutions, LLC (2018-present).
John "Yogi" Spence Birth Year: 1962	Vice President	Since 2017	Current: Co-Chief Executive Officer, XAI (2016-present); Co-Founding Partner, XMS Capital Partners, LLC (2006-present).
Randi Roessler Birth Year: 1981	Chief Compliance Officer	Since 2023	Current: Director, PINE Advisor Solutions, LLC (2023-present). Former: Chief Compliance Officer Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018 – 2023).

(a)	The business address of each Officer of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.
(b)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

XAI Octagon Floating Rate & Alternative Income Trust

MANAGEMENT OF THE TRUST
(Unaudited)

THE ADVISER

XA Investments LLC acts as investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation, including the use of leverage by the Trust. XAI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). XAI is a Delaware limited liability company, with its principal offices located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. As of September 30, 2024, the Adviser managed approximately $771 million in assets.

XAI is controlled by Theodore J. Brombach, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC, and John “Yogi” Spence, Co-Chief Executive Officer of XAI and a founding partner of XMS Capital Partners, LLC. XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The XAI leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. XAI sponsors registered investment companies designed to provide investors with access to institutional caliber alternative investments, by partnering with established alternative asset managers selected from among numerous alternative credit managers, hedge fund managers and private debt and equity firms to sub-advise XAI funds.

XAI is responsible for the management of the Trust, furnishes offices, necessary facilities and equipment on behalf of the Trust, oversees the activities of the Sub-Adviser, provides personnel, including certain officers required for the Trust’s administrative management, and pays the compensation of all officers and Trustees of the Trust who are its affiliates.

THE SUB-ADVISER

Octagon Credit Investors, LLC acts as investment sub-adviser to the Trust and is responsible for investing the Trust’s assets. The Sub-Adviser is an investment adviser registered under the Advisers Act. The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 250 Park Avenue, 15th Floor, New York, NY 10177. The Sub-Adviser is majority-owned by Conning & Company, which is an indirect subsidiary of Generali Investments Holding, the asset management business of Generali Group, an Italy-based insurance and financial management firm.

The Sub-Adviser’s experienced team of investment professionals has worked together for many years and managed funds through multiple credit cycles over Octagon’s 25-plus year history. The Sub-Adviser, as of September 30, 2024, manages $33.4 billion in assets under management across 54 CLOs, 15 commingled funds and 18 separately managed accounts. The Sub-Adviser provides non-discretionary investment management services for two sub-advised funds.

The Sub-Adviser, under the direction and supervision of the Board of Trustees and the Adviser, is responsible for the management of the Trust’s investment portfolio and provides certain facilities and personnel related to such management.

Octagon Investment Committee

The Sub-Adviser’s investment process is led by an experienced Investment Committee made up of the following investment professionals:

Lauren K. Law, CFA, Senior Portfolio Manager of the Sub-Adviser

Andrew D. Gordon, Executive Chair of Board of Managers of the Sub-Adviser

Gretchen M. Lam, CFA, Chief Executive Officer of the Sub-Adviser

Michael B. Nechamkin, Chief Investment Officer & Senior Portfolio Manager of the Sub-Adviser

Sean M. Gleason, Portfolio Manager of the Sub-Adviser

Maegan Gallagher, Head of Trading & Capital Markets, Head of Strategic Initiatives of the Sub-Adviser

For additional information regarding the members of the Investment Committee who serve as portfolio managers of the Trust, See “Portfolio Management.”

CONFLICTS OF INTEREST

During the time in which the Trust is utilizing leverage, the amount of the management fees paid to the Adviser and Sub-Adviser for investment advisory services will be higher than if the Trust did not utilize leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand, as holders of Indebtedness, Preferred Shares or other forms of leverage do not bear the management fee. Rather, Common Shareholders bear the portion of the management fee attributable to the assets purchased with the proceeds of leverage, which means that Common Shareholders effectively bear the entire management fee. In addition, because the percentage of the advisory fee paid by the Adviser to the Sub-Adviser may vary based on Managed Assets, conflicts of interest may exist between the Adviser and Common Shareholders, with respect to subsequent opportunities to raise additional assets for the Trust.

XAI Octagon Floating Rate & Alternative Income Trust

MANAGEMENT OF THE TRUST
(Unaudited)

PORTFOLIO MANAGEMENT

Lauren K. Law, Senior Portfolio Manager of Octagon, serves as lead portfolio manager of the Trust. Ms. Law is supported by a team of Octagon investment professionals in the day-to-day management of the Trust’s portfolio, including the following members of the Octagon Investment Committee: Andrew D. Gordon, Gretchen M. Lam and Michael B. Nechamkin. In addition, Sean M. Gleason (Portfolio Manager) and Maegan Gallagher (Head of Trading and Capital Markets, Head of Strategic Initiatives) are members of the Octagon Investment Committee.

Lauren K. Law, CFA, Senior Portfolio Manager

Ms. Law is a Senior Portfolio Manager for CLOs, separately managed accounts, and commingled funds at Octagon. Ms. Law is a member of Octagon’s Investment Committee and a member of the Firm’s Executive Committee. She also oversees the Firm’s Structured Credit (CLO debt and equity) investment strategies. Ms. Law joined Octagon in 2004; prior to becoming a Portfolio Manager in 2018, Ms. Law was an Investment Team Principal whose coverage areas included healthcare, industrials, financials, business services, and the Firm’s CLO debt and equity investments. She earned a B.S. from Babson College, where she graduated Magna Cum Laude. Ms. Law received her CFA Charter in 2009.

Andrew D. Gordon, Executive Chair of Board of Managers

Mr. Gordon is Executive Chair of Octagon’s Board of Managers and a member of Octagon’s Investment Committee. Mr. Gordon served as the Firm’s Chief Executive Officer from 2009 to 2023, prior to which he managed numerous Octagon funds. He possesses over 30 years of experience in the below investment grade leveraged loan and high yield bond asset classes, in both sell-side and buy-side capacities. Mr. Gordon also serves on the Firm’s Executive Committee and is a member of the Firm’s ESG Committee.

Before co-founding Octagon in 1994, Mr. Gordon was a Managing Director at Chemical Securities, Inc., where he focused primarily on the oil and gas industries. Mr. Gordon advised on and arranged below investment grade loans for corporate clients, while also undertaking special projects in M&A advisory and distressed credit situations. Prior to Chemical, Mr. Gordon served as Vice President in the Acquisition Finance Division of Manufacturers Hanover Trust Company. In this capacity, he structured, syndicated, and managed leveraged buyout transactions.

From 2010 to 2015, Mr. Gordon served on the Board of Directors of the Loan Syndications and Trading Association, Inc. ("LSTA") and on the LSTA's Executive Committee. He earned a B.A. in Economics from Duke University, where he graduated Cum Laude. Mr. Gordon holds FINRA Series 7 and 63 Registrations.

Gretchen M. Lam, CFA, Chief Executive Officer

Ms. Lam is Octagon’s Chief Executive Officer, a member of Octagon’s Investment Committee, and a member of the Firm’s Board of Managers. Ms. Lam also serves on the Firm’s Executive Committee and is a member of the Firm’s ESG Committee. Prior to assuming the Chief Executive Officer position in 2024, Ms. Lam served as a Senior Portfolio Manager across various CLOs, separately managed accounts, and commingled funds. She also oversaw the Firm’s Structured Credit (CLO debt and equity) investment strategies.

Ms. Lam joined Octagon in 1999; prior to becoming a Portfolio Manager in 2013, she oversaw Octagon’s investments in the software, business services, finance & insurance, paper & packaging, gaming & lodging, homebuilding, and real estate industries. She was also responsible for the Structured Credit exposure held in Octagon’s CLO vehicles. She earned a B.S. in Investments from Babson College, where she graduated Summa Cum Laude. Ms. Lam received her CFA Charter in 2006.

Michael B. Nechamkin, Senior Portfolio Manager & Chief Investment Officer

Mr. Nechamkin is Octagon’s Chief Investment Officer and a Senior Portfolio Manager for CLOs, separately managed accounts, and commingled funds. Mr. Nechamkin is Chair of Octagon’s Investment Committee, a member of the Firm’s Board of Managers, and a member of the Firm’s Executive Committee. Prior to joining Octagon as a Portfolio Manager in 1999, Mr. Nechamkin was a Vice President in the High Yield Research Group at Bankers Trust. Prior to Bankers Trust, Mr. Nechamkin served as a Convertible Securities Analyst at Mabon Securities and as a Financial Consultant at Merrill Lynch. He earned a Bachelor and a Master of Talmudic Law, and holds an M.B.A from the University of Baltimore.

Sean Gleason, Portfolio Manager

Mr. is a Portfolio Manager for CLOs and separately managed accounts at Octagon. Mr. Gleason is a member of Octagon's Investment Committee, a member of the Firm’s Executive Committee, and Co-Chair of the Firm’s ESG Committee. Mr. Gleason joined Octagon in 2010. Prior to becoming a Portfolio Manager in 2021, Mr. Gleason was an Investment Team Principal whose coverage areas included the healthcare, retail, gaming, lodging, consumer products, building products, and leisure industries. He earned a B.S. from Babson College, where he graduated Cum Laude.

XAI Octagon Floating Rate & Alternative Income Trust

MANAGEMENT OF THE TRUST
(Unaudited)

Maegan Gallagher, Head of Trading & Capital Markets, Head of Strategic Initiatives

Ms. Gallagher is Octagon’s Head of Trading and Capital Markets, and Head of Strategic Initiatives. Ms. Gallagher is a member of Octagon's Investment Committee, and sits on the Firm’s Executive Committee. In her capacity as Head of Trading and Capital Markets, Ms. Gallagher conducts and oversees Octagon’s daily trading activities, collaborates with other Investment Team members to assess credit and market risk, and manages relationships with debt capital markets teams and investment bankers. As Head of Strategic Initiatives, she is responsible for managing the implementation of the Firm’s strategic growth plans.

Prior to joining Octagon in 2007, Ms. Gallagher worked in the syndicated and leveraged finance group at J.P. Morgan Securities, Inc. where she primarily covered the technology, media, and telecom sectors. She earned a B.S. in Finance from the McDonough School of Business at Georgetown University.

The Trust’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Trust.

INVESTOR SUPPORT SERVICES AND SECONDARY MARKET SUPPORT SERVICES

The Trust has retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Trust. Such services include responding to questions about the Trust from financial intermediaries; assisting in drafting and editing mailings to financial intermediaries; distributing mailings to financial intermediaries; scheduling, organizing and preparing conference calls, meetings and other communications with financial intermediaries; communicating with the NYSE specialist for the Common Shares, and with the closed-end fund analyst community regarding the Trust on a periodic basis; assisting in producing communications targeted to current Trust shareholders and the investment community generally (excluding marketing materials targeted to prospective investors or prepared for use in an offering of Common Shares); assisting in the formatting, development and maintenance of the Trust’s website; assisting with administrative matters (including in connection with the preparation of press releases, shareholder reports and regulatory filings) with respect to the Trust.

EXPENSES

The Trust pays all costs and expenses of its operations (in addition to the advisory fee and investor support services and secondary market support services fee paid to XAI), including compensation of its Trustees (other than those affiliated with the Adviser), custodian fees, transfer agency and dividend disbursing agent fees, administration fees, fund accounting agent fees, legal fees, expenses of its independent registered public accounting firm, expenses of pricing services or valuation agents, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. Pursuant to the investment advisory agreement and investment sub-advisory agreement, the Trust may, if and to the extent approved by the Board of Trustees, including a majority of the Independent Trustees, from time to time reimburse the Adviser and/or the Sub-Adviser for certain costs and expenses incurred by the Adviser and/or the Sub-Adviser in connection with the management of the Trust’s assets. All fees and expenses are accrued daily and deducted before paying distributions to shareholders.

XAI Octagon Floating Rate & Alternative Income Trust

ADDITIONAL INFORMATION
September 30, 2024 (Unaudited)

PROXY VOTING

You may obtain (i) Information on how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 and (ii) a description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities, without charge, upon request, by calling (888) 903-3358 or on the Fund’s website. This information is also available on the SEC’s website at www.sec.gov.

RESULTS OF SHAREHOLDER MEETING

The annual meeting of shareholders of the Trust was held on May 21, 2024. Shareholders voted on the election of Trustees. With regards to the election of the following Class II Trustees by the shareholders of the Trust:

	Number of Shares in Favor	Number of Shares Against	Number of Shares Abstaining
Theodore Brombach*	36,282,445.081	1,980,681.059	636,809.165
Danielle Cupps**	1,984,846.229	464,115.559	37,251.212

*	Mr. Brombach was elected by the holders of Common Shares and Preferred Shares voting together as a single class.

**	Ms. Cupps was elected by the holders of Preferred Shares, voting as a separate class.

The other Trustees whose terms did not expire in 2024 are Gregory G. Dingens, Philip G. Franklin, Scott Craven Jones, and William T. Meyers.

NOTICE TO SHAREHOLDERS REGARDING PURCHASES OF COMMON SHARES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Trust from time to time may purchase its Common Shares in the open market or in private transactions.

TRUST CERTIFICATIONS

The Trust’s Chief Executive Officer (“CEO”) has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Trust has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

DELAWARE STATUTORY TRUST ACT – CONTROL SHARE ACQUISITIONS

Because the Trust is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Trust, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These thresholds are:

10% or more, but less than 15% of all voting power;

15% or more, but less than 20% of all voting power;

20% or more, but less than 25% of all voting power;

25% or more, but less than 30% of all voting power;

30% or more, but less than a majority of all voting power; or

A majority of all voting power.

Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Trust shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Trust with by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Trust. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Trust’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. As of the date hereof, the Board of Trustees of the Trust has not exempted, and has no present intention to exempt, any acquisition of class of acquisitions.

XAI Octagon Floating Rate & Alternative Income Trust

ADDITIONAL INFORMATION
September 30, 2024 (Continued) (Unaudited)

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Trust any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

The Board of Trustees has considered the Control Share Statute and the uncertainty around the general application under the 1940 Act of state control share statutes and enforcement of state control share statutes. The Board intends to continue to monitor developments relating to the Control Share Statute and state control share statutes generally.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Trust and any subsequent acquisitions of shares.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws adopted by Massachusetts business trusts violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS INFORMATION

The Trust is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

UNAUDITED TAX INFORMATION

The percentage of the ordinary dividends reported by the Trust that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for the purposes of Section 163(j) and the regulations thereunder is 67.19% for the calendar year ended December 31, 2023.

AVAILABILITY OF TRUST UPDATES

The Trust regularly updates performance and certain other data and publishes press releases and other material information as necessary from time to time on its website at www.xainvestments.com/XFLT. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TRANSFER AGENT, CUSTODIAN, ADMINISTRATOR AND PINE ADVISORS

Equiniti Trust Company, LLC, 6201 15th Ave., Brooklyn, New York 11219, serves as the Trust’s dividend disbursing agent, agent under the Trust’s Plan, transfer agent and registrar with respect to the Trust’s Common Shares.

U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the Trust’s custodian. Under the custody agreement, the custodian is required to hold the Trust’s assets in compliance with the 1940 Act. For its services, the custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Trust, plus certain charges for securities transactions.

Paralel Technologies LLC (“Paralel”) serves as the administrator of the Trust. Pursuant to an administration and fund accounting agreement, the administrator provides certain administrative services to the Trust. The Trust pays Paralel a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Trust’s net assets, which percentage is subject to breakpoints at increasing levels of net assets, and reimburses Paralel for certain out-of-pocket expenses. Paralel is located at 1700 Broadway, Suite 1850, Denver, Colorado 80290.

XAI Octagon Floating Rate & Alternative Income Trust

ADDITIONAL INFORMATION
September 30, 2024 (Continued) (Unaudited)

The Trust has entered into a Services Agreement (the “Services Agreement”) with PINE Advisors LLC (“PINE”), pursuant to which PINE provides Chief Financial Officer and Chief Compliance Officer services to the Trust, and qualified employees of PINE serve as Chief Financial Officer and Treasurer of the Trust and Chief Compliance Officer of the Trust. Notwithstanding the Services Agreement, the designations of the Chief Financial Officer and Treasurer of the Trust and the Chief Compliance Officer of the Trust must be approved by the Board of Trustees, including, in the case of the Chief Compliance Officer, a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. Pursuant to the Services Agreement, the Trust pays PINE an annual fee, payable monthly, and reimburses certain out-of-pocket expenses. PINE’s principal business address is 501 S. Cherry Street, Suite 1090, Denver, Colorado 80246.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as the Trust’s legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, is the Trust’s independent registered public accounting firm. Cohen & Company is expected to render an opinion annually on the financial statements and financial highlights of the Trust.

UNRESOLVED SEC STAFF COMMENTS

None.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

3.	Compliance with applicable governmental laws, rules, and regulations;

4.	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

5.	Accountability for adherence to the code.

(c)	During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s code of ethics referred to in Item 2(a) above is attached as an Ex99.13(a)(1) Code of Ethics, hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated Scott C. Jones as the Registrant’s “audit committee financial expert.” Mr. Scott C. Jones is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by Cohen & Company for the fiscal year ended September 30, 2023 and fiscal year ended September 30, 2024 for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $90,000 and $93,500, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal year ended September 30, 2023 and fiscal year ended September 30, 2024 for assurance and related services rendered by Cohen & Company that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $1,046 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal year ended September 30, 2023 and fiscal year ended September 30, 2024 for professional services rendered by Cohen & Company for tax compliance, tax advice, and tax planning was $15,000 and $15,000, respectively. These fees are comprised of fees relating to income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: The aggregate fees billed for the fiscal year ended September 30, 2023 and fiscal year ended September 30, 2024 for products and services provided by Cohen & Company, other than the services reported in paragraphs (a) through (c) of this Item was $0 and $0, respectively.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre- Approval Policies and Procedures.

(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountants for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last two fiscal years ended September 30, 2023 and September 30, 2024 was $0 and $0, respectively. For the fiscal year ended September 30, 2023 and fiscal year ended September 30, 2024, Cohen & Company did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Scott C. Jones, Chairman

Theodore J. Brombach
Danielle Cupps
Philip G. Franklin

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Annual Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

At a meeting of the Board of Trustees (the “Board”), held on August 13, 2024, the Board, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (the “Independent Trustees”), evaluated the terms of the investment management agreement between the Trust and XA Investments LLC (the “Advisory Agreement”) and the investment management agreement among the Trust, XA Investments LLC and Octagon Credit Investors, LLC (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Investment management Agreements”) and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements.

In considering whether to renew the Investment Management Agreements, the Board, including the Independent Trustees, reviewed the materials provided by XA Investments LLC (the “Adviser”) and Octagon Credit Investors, LLC (the “Sub-Adviser”) and other information from counsel and from the Adviser and Sub-Adviser, including: (i) copies of the Investment Management Agreements; (ii) information describing the nature, quality and extent of the services that the Adviser and Sub-Adviser provide to the Trust and the fees the Adviser and Sub-Adviser charge to the Trust; (iii) the experience and qualifications of the personnel providing such services; (iv) information concerning the Adviser’s and Sub-Adviser’s financial condition, business, operations, portfolio management personnel and compliance programs; (v) information describing the Trust’s advisory fees and operating expenses; (vi) a copy of the Adviser’s and Sub-Adviser’s current Form ADV; and (vii) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the Investment Company Act of 1940. The Board also considered presentations made by, and discussions held with, representatives of the Adviser and Sub-Adviser. The Board also received information comparing the advisory fees and expenses of the Trust to those of investment companies that were defined as competitors. The Board determined that the responses provided by the Adviser and Sub-Adviser were sufficiently responsive to permit it to evaluate the Investment Management Agreements.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services provided to Trust by the Adviser and Sub-Adviser; the investment performance of the Trust and the Adviser and Sub- Adviser; the Trust’s expenses; the profitability to the Adviser and Sub-Adviser under the Investment Management Agreements; any “fall-out” benefits to the Adviser and the Sub-Adviser; and the effect of asset growth on the Trust’s expenses. Each member of the Board may have placed different weight on different factors, and no single factor was determinative to the decision of the Board.

XAI Investments LLC (Adviser)

i.       The nature, extent, and quality of the services provided by the Adviser. The Board reviewed the services being provided by the Adviser to XFLT including, without limitation, the nature and quality of the investment advisory services since XFLT’s inception; its review, selecting and monitoring of the Sub-Adviser; its coordination of services for XFLT by XFLT’s service providers; its compliance procedures and practices; the backgrounds of key investment personnel responsible for servicing the XFLT; its management over XFLT’s leverage and leverage sources; the timing of and approach to capital markets and the offering of interests in XFLT; and its distribution efforts to promote XFLT. The Board considered XAI oversaw XFLT’s transition of Fund Administration and Accounting services from ALPS Fund Services to Paralel Technologies and in conjunction with this change, XAI also oversaw the transition of XFLT’s Transfer Agent, Fund CCO and website provider services, respectively. The Board considered XFLT had on an average basis traded at a premium to the XFLT’s net asset value since its date of inception, while ten year taxable closed-end funds traded on average at a discount to NAV during the same period. After reviewing the foregoing information and further information in the questionnaire, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and adequate for XFLT.

ii.       The investment performance of XFLT and the Adviser. The Board compared the performance of XFLT with the performance of XFLT’s benchmark indices and a comparable peer group of funds created by an unaffiliated third party. The Board also considered whether the methodology used in constructing XFLT’s peer group was reasonable. The Board considered the performance of XFLT compared to the performance of funds in XFLT’s peer group over various measurement periods. The Board noted that as of the quarter ended June 30, 2024, XFLT outperformed its peer group average (based on annualized price performance) for the five-year and since-inception periods. The Board also noted that XFLT out-performed the peer group average (based on net asset value) for each of the one-, three-, five-year and since inception periods. The Board considered that XFLT underperformed its peer group average (based on annualized price performance) for the one- and three-year periods. The Board considered the total assets of the competitor funds and total assets under management of other fund advisers and their resulting ability to achieve economies of scale. The use of leverage, the resulting impact on XFLT’s performance and the appropriate metrics to measure the impact of leverage were also considered. The Board also considered the volatility in the markets and their impact on prices of the underlying assets in XFLT’s portfolio. After consideration of the short and long-term investment performance of XFLT, the Adviser’s experience in managing XFLT, the continuity of the Adviser’s personnel and other factors, the Board concluded that the investment performance of XFLT and the Adviser was consistent with XFLT’s investment objective and policies and therefore satisfactory.

iii.       The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with XFLT. The Board considered the total expense ratio of XFLT and the management fees paid to the Adviser as well as the Sub-Adviser. The Board then considered these fees as compared to fees paid by funds in XFLT’s peer group, considering possible economies of scale achieved by peer group funds and the composition of the peer group funds in comparison to XFLT. The Board noted among the Peer Group, XFLT falls between the highest comparable management fee of 3.69% and the lowest management fee of 0.97% on net assets. Among the CLO Fund Sub-Group, XFLT’s contractual management fee of 1.70% is lower than four of six CLO funds. The Board also considered the quality and experience of XAI’s personnel, XAI’s business philosophies and methods of operation; XAI’s compliance policies and procedures; the financial condition of XAI; the level of commitment to XFLT by XAI and its principals; the costs associated with the trading strategies of XFLT; the Adviser’s prior payment of startup costs for XFLT; the costs associated with distribution efforts of XFLT; and the overall expenses of XFLT.

The Board also considered potential benefits to the Adviser in managing XFLT. In this regard, the Board considered the form ADV of the Adviser, the financial condition of the Adviser and the amount of revenue and profits achieved from managing XFLT, noting that this was the third full year of profitability for the Adviser in managing XFLT. The Board found that the profitability of the Adviser in light of the nature and quality of the services provided, amount of assets under management, costs associated with implementing and monitoring XFLT’s investment strategy and other factors was fair and reasonable.

iv.       The extent to which economies of scale would be realized as XFLT grows. The Board considered whether economies of scale could be achieved as XFLT grows and whether the Adviser’s fee reflects these economies of scale in a manner that is fair and reasonable and beneficial for XFLT’s investors. The Board considered XFLT’s asset levels, expectations for growth and level of fees and the Board determined that the Adviser’s fee was fair and reasonable when considering XFLT’s asset levels and economies of scale.

v.       Whether fee levels reflect these economies of scale for the benefit of XFLT’s investors. The Board considered the total fees paid by XFLT to the Adviser in light of the total assets being managed, the operational expenses incurred in processing transactions, brokerage fees and other related costs and expenses. The Trustees concluded the total fees paid are fair and reasonably reflect the costs and expenses of managing a fund of similar size and with a similar investment strategy.

Octagon Credit Investors, LLC (Sub-Adviser)

i.       The nature, extent, and quality of the services provided by Octagon. The Board reviewed the services being provided by Octagon to XFLT including, without limitation, the nature and quality of the investment advisory services provided to XFLT, the background and experience of Octagon’s team servicing XFLT, its expertise in investing in below investment grade corporate debt, its communication and coordination with service providers to XFLT, its consultation with the Adviser with respect to the fair valuation of XFLT’s assets and XFLT’s use of financial leverage, its participation in presentations to investors and financial advisers, and related tasks. After reviewing the foregoing information and further information in the questionnaire the Board concluded that the quality, extent, and nature of the services provided by Octagon are satisfactory and adequate for XFLT.

ii.       The investment performance of XFLT and Octagon. The Board compared the performance of XFLT with the performance of XFLT’s benchmark indices and comparable group of peer funds created by an unaffiliated third party. The Board also considered whether the methodology used in constructing XFLT’s peer group was reasonable. The Board considered the performance of XFLT compared to the performance of funds in XFLT’s peer group over various measurement periods. The Board noted that as of the quarter ended June 30, 2024, XFLT outperformed its peer group average (based on annualized price performance) for the five-year and since-inception periods. The Board also noted that XFLT out-performed the peer group average (based on net asset value) for each of the one-, three-, five-year and since inception periods. The Board considered that XFLT underperformed its peer group average (based on annualized price performance) for the one- and three-year periods. The Board considered the total assets of the competitor funds and total assets under management of other fund advisers and their resulting ability to achieve economies of scale. The use of leverage, the resulting impact on XFLT’s performance and the appropriate metrics to measure the impact of leverage were also considered. The Board also considered the volatility in the markets and their impact on prices of the underlying assets in XFLT’s portfolio. After consideration of the short and long-term investment performance of XFLT, the Sub-Adviser’s experience in managing XFLT, the continuity of the Sub-Adviser’s personnel and other factors, the Board concluded that the investment performance of XFLT and the Sub-Adviser was consistent with XFLT’s investment objective and policies and therefore satisfactory.

iii.       The costs of the services to be provided and profits to be realized by Octagon and its affiliates from the relationship with XFLT. The Board considered the total expense ratio of XFLT and the management fees paid to Octagon. The Board then considered these fees as compared to fees paid by funds in XFLT’s peer group, considering possible economies of scale achieved by peer group funds, the composition of the peer group funds in comparison to XFLT. The Board also considered the quality and experience of Octagon’s personnel, Octagon’s business philosophies and methods of operation; Octagon’s compliance policies and procedures; the financial condition of Octagon; the level of commitment to XFLT by Octagon and its principals; the asset levels of XFLT and the overall expenses of XFLT. The Board also considered potential benefits to Octagon in managing XFLT. In this regard, the Board reviewed the form ADV of Octagon, the financial condition of Octagon and the amount of revenue and profits achieved from managing XFLT. The Board found that the profitability of Octagon in light of the nature and quality of the services provided, amount of assets under management, costs associated with implementing and monitoring XFLT’s investment strategy and other factors was fair and reasonable.

iv.       The extent to which economies of scale would be realized as XFLT grows. The Board considered whether economies of scale could be achieved as XFLT grows and whether Octagon’s fee reflects these economies of scale in a manner that is fair and reasonable and beneficial for XFLT’s investors. Following further discussion of XFLT’s asset levels, expectations for growth and level of fees, the Board determined that Octagon’s fee was fair and reasonable when considering XFLT’s asset levels and economies of scale.

v.       Whether fee levels reflect these economies of scale for the benefit of XFLT’s investors. The Board considered the total fees paid by XFLT to the Adviser, and the Adviser to Octagon, in light of the total assets being managed, the operational expenses incurred in processing transactions, brokerage fees and other related costs and expenses. The Trustees concluded the total fees paid are fair and reasonably reflect the costs and expenses of managing a fund of similar size and with a similar investment strategy.

Conclusion

Based on the foregoing and such other matters as were deemed relevant, the Board concluded in its reasonable business judgment that the advisory fee rate and total expense ratio are reasonable in relation to the services provided by the Adviser and Sub-Adviser to the Trust, as well as the costs incurred and benefits gained by the Adviser and Sub-Adviser in providing such services. The Board also found the advisory fees and sub-advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds. As a result, the Board, and the Independent Trustees voting separately, concluded that the renewal of the Investment Management Agreements was in the best interests of the Trust and approved the Investment Management Agreements. No single factor was determinative to the decision of the Board.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Appendix A for a copy of the policies and procedures of the Registrant.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

Below are the Registrant’s Portfolio Managers as of December 3, 2024:

Portfolio Manager’s Name	Title	Length of Service	Business Experience: 5 Years
Gretchen Lam, CFA	Chief Executive Officer	Since Inception	Member of the Investment Committee of the Sub-Adviser (2013 to present) and Senior Portfolio Manager (2013 to 2023).
Andrew Gordon	Executive Chair of Octagon’s Board of Managers	Since Inception	Chief Executive Officer (inception to 2024), Co-Chief Investment Officer (1994 to 2021) and member of the Investment Committee of the Sub-Adviser.
Michael Nechamkin	Chief Investment Officer and Senior Portfolio Manager	Since Inception	Chief Investment Officer (2021 to present), Co-Chief Investment Officer (2016 to present), Senior Portfolio Manager and member of the Investment Committee of the Sub-Adviser.
Lauren Law, CFA	Portfolio Manager	January 2018	Portfolio Manager and member of the Investment Committee of the Sub-Adviser (2018 to present).
Sean Gleason	Portfolio Manager	Since 2021	Portfolio Manager and member of the Investment Committee of the Sub-Adviser (2021 to present).

Gretchen Lam, CFA, Chief Executive Officer. Ms. Lam is a member of Octagon’s Investment Committee and serves as the Firm’s Chief Executive Officer. From 2013 to 2023, Ms. Lam served as a Portfolio Manager across CLOs, Separately Managed Accounts and Commingled Funds and oversaw the Firm’s Structured Credit (CLO debt & equity) investment strategies. Ms. Lam is also a member of Octagon’s ESG (environmental, social, and corporate governance) Committee. Prior to becoming a Portfolio Manager, Ms. Lam oversaw Octagon's investments in the software, business services, finance & insurance, paper & packaging, gaming & lodging, homebuilding and real estate industries. She was also responsible for the structured credit exposure held in Octagon’s CLO vehicles. Prior to joining Octagon in 1999, Ms. Lam attended Babson College where she graduated Summa Cum Laude with a B.S. in Investments. She received her CFA Charter in 2006.

Andrew Gordon, Executive Chair of Octagon’s Board of Managers. Mr. Gordon is a member of Octagon’s Investment Committee and serves as Executive Chair of Octagon’s Board of Managers. Mr. Gordon served as the Firm’s Chief Executive Officer from inception to 2024. He co-founded Octagon in 1994 and subsequently managed numerous Octagon funds before assuming the Chief Executive Officer position. He possesses over 30 years of experience in the below-investment grade leveraged loan and high yield bond asset classes, in both sell-side and buy-side capacities. Mr. Gordon is also a member of Octagon’s ESG Committee. Prior to co-founding Octagon, Mr. Gordon was a Managing Director at Chemical Securities, Inc., where he focused primarily on the oil and gas industries. Mr. Gordon advised on and arranged below-investment grade loans for corporate clients, while also undertaking special projects in M&A advisory and distressed credit situations. Prior to Chemical, Mr. Gordon served as Vice President in the Acquisition Finance Division of Manufacturers Hanover Trust Company. In this capacity, he structured, syndicated and managed leveraged buyout transactions. From 2010 to 2015, Mr. Gordon served on the Board of Directors of the Loan Syndications and Trading Association, Inc. ("LSTA") and on the LSTA's Executive Committee. He graduated Cum Laude with an A.B. in Economics from Duke University. Mr. Gordon holds FINRA Series 7 & 63 Registrations.

Michael Nechamkin, Chief Investment Officer & Senior Portfolio Manager. Mr. Nechamkin is a member of Octagon’s Investment Committee and the Firm's Chief Investment Officer. He serves as a Portfolio Manager across CLOs, Separately Managed Accounts and Commingled Funds. Prior to joining Octagon as Portfolio Manager in 1999, Mr. Nechamkin was a Vice President in the High Yield Research Group at Bankers Trust. Prior to that, he served as a Convertible Securities Analyst at Mabon Securities and a Financial Consultant at Merrill Lynch. He earned a Bachelor and a Master of Talmudic Law, and holds an M.B.A. from the University of Baltimore.

Lauren Law, CFA, Portfolio Manager. Ms. Law is a member of Octagon’s Investment Committee and serves as a Portfolio Manager across CLOs, Separately Managed Accounts and Commingled Funds. Ms. Law joined Octagon in 2004. In addition, she helps oversee the Firm’s Structured Credit (CLO debt and equity) investment strategies. Prior to becoming a Portfolio Manager, Ms. Law was an Investment Team Principal whose coverage areas included healthcare, industrials, financials, business services, and the Firm’s CLO debt and equity investments. She holds a Bachelor of Science from Babson College, where she graduated Magna Cum Laude. She received her CFA Charter in 2009.

Sean Gleason, Portfolio Manager. Mr. Gleason is a Portfolio Manager for CLOs and separately managed accounts at Octagon. Mr. Gleason is a member of Octagon's Investment Committee, a member of the Firm’s Executive Committee, and Co-Chair of the Firm’s ESG Committee. Mr. Gleason joined Octagon in 2010. Prior to becoming a Portfolio Manager in 2021, Mr. Gleason was an Investment Team Principal whose coverage areas included the healthcare, retail, gaming, lodging, consumer products, building products, and leisure industries. He earned a B.S. from Babson College, where he graduated Cum Laude.

(a)(2)	As of September 30, 2024 the Portfolio Managers listed above are also responsible for the day-to- day management of the following other accounts:

Portfolio Managers Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Andrew Gordon	1	$0	0	$0	0	$0
Michael Nechamkin	1	$0	19	$9,154,968,081	5	$878,116,829
Gretchen Lam, CFA	1	$0	0	$0	0	$0
Lauren Law, CFA	1	$0	29	$11,007,450,272	10	$2,137,874,426
Sean Gleason	1	$0	20	$9,094,961,746	3	$386,874,426

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

Compensation of Portfolio Managers. Octagon investment professionals receive a fixed base salary and annual discretionary bonus, each determined by the Compensation Committee, which is a committee of the Board of Managers of the Sub-Adviser. The fixed base salary is reviewed periodically and is intended to reflect a base compensation that is competitive with base salaries provided by similar investment adviser firms in the industry. The discretionary bonus is determined taking into account the overall performance and profitability of the Sub-Adviser, and an individual’s contributions and achievement of objectives linked to their function, including both quantitative performance, and qualitative factors. Portions of the discretionary bonus are paid on a deferred basis over several years. In addition, certain members of senior management, including the portfolio managers, own interests in the Sub-Adviser, and therefore participate in the long-term growth and performance of the firm.

Potential Conflicts of Interest. In addition to the Trust, the Sub-Adviser manages CLOs, separate accounts and private funds, which may follow similar, complementary or competing investment objectives, policies or strategies. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for Octagon and its employees and affiliates, including, as discussed below, the incentive to favor certain accounts with performance-based fees or accounts that generate multiple levels of fees (i.e., when fee earning clients invest in Octagon managed CLOs), accounts with respect to which Octagon receives or retains relatively higher fees, or accounts in which Octagon and its related persons have a pecuniary interest. Octagon and its affiliates, as well as their respective personnel, including persons who serve on Octagon’s investment committees, act as portfolio manager to various clients or are otherwise in a position to influence Octagon’s management, may invest in funds or may take interests in a fund’s general partner and thus participate in the performance fees or “carried interest” paid to the general partner by that fund. Octagon also acts as sub-adviser to its affiliate for certain mandates. Accordingly, Octagon, its affiliate, and their respective personnel, including persons involved in the management of one or more clients, may have differing pecuniary interests with respect to different clients. These persons may have an incentive to favor those clients in which they have greater pecuniary interests, including any CLOs in which Octagon or a majority-owned affiliate is required to hold retention interests pursuant to risk retention regulations.

The Sub-Adviser may have an incentive to allocate investment opportunities based on pecuniary interest. For certain accounts under management, Octagon and its related persons may: (1) be entitled to a performance fee; and (2) directly or indirectly maintain investments in one or more funds or accounts. Octagon and certain of its personnel are also eligible to receive performance-based compensation in their capacity as the investment manager, general partner or managing member of certain clients. Accordingly, Octagon and its personnel face a conflict of interest when considering how to allocate investment opportunities among accounts having different fee structures or pecuniary interests. Through its trade allocation policies and procedures and Code of Ethics, Octagon seeks to promote fair and equitable treatment of accounts, over time, based on considerations that are unrelated to pecuniary interests, which mitigate any actual or potential conflict of interest that may exist with respect to, for example, Octagon’s allocation of time, resources and investment opportunities to the clients that have performance-based compensation arrangements over those clients that: (1) do not have performance-based compensation arrangements or, if applicable, (2) are not expected to pay performance-based compensation (e.g., with respect to a CLO, when a specified internal rate of return has not been, or is not expected to be, achieved).

(a)(4) Dollar Range of Securities Owned as of September 30, 2024

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Manager
Andrew Gordon	$10,001-$50,000
Michael Nechamkin	None
Gretchen Lam, CFA	None
Lauren Law, CFA	None
Sean Gleason	None

(b)	Not Applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on an evaluation of the Registrant’s controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	None.

(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	None.

(a)(5)	Not applicable.

(b)	Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	None.

(d)	Consent of the Independent Registered Public Accounting Firm is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	December 3, 2024	President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	December 3, 2024	President and Chief Executive Officer
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Derek J. Mullins
Derek J. Mullins
Date:	December 3, 2024	Treasurer and Chief Financial Officer
(Principal Financial Officer)